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                              PACIFICARE OF OREGON
                      1996 MEDICAL GROUP SERVICES AGREEMENT

                           THE CORVALLIS CLINIC, P.C.

                                TABLE OF CONTENTS

SECTION                                                                    PAGE

      PREAMBLE .............................................................  1
1.    DEFINITIONS ..........................................................  1
2.    RELATIONSHIP OF PARTIES ..............................................  7
      2.1 - Liability for Obligations ......................................  7
      2.2 - Independent Contractor .........................................  7
      2.3 - Medical Group Indemnification of OMAP and the
            State of Oregon ................................................  8
      2.4 - Physician-Patient Relationship .................................  8
3.    DUTIES OF MEDICAL GROUP ..............................................  8
      3.1 - Arrange or Provide Covered Services ............................  8
      3.2 - Medical Group Physicians........................................  8
      3.3 - Standards ......................................................  9
      3.4 - Insurance ...................................................... 10
      3.5 - Non-Billing of Members ......................................... 10
      3.6 - Continuing Care Obligation Following Termination ............... 11
      3.7 - Provider Policies and Procedures Manual ........................ 12
      3.8 - Credentialing, Recredentialing and Peer Review.................. 12
      3.9 - Quality Management and Improvement Program...................... 14
      3.10 - Utilization Management Program................................. 15
      3.11 - Conformance Requests and Corrective Action..................... 16
      3.12 - Catastrophic Case Management................................... 16
      3.13 - Claims Processing.............................................. 16
      3.14 - Non-Discrimination............................................. 17
      3.15 - Reciprocity Agreements......................................... 17
      3.16 - Other Contractual Commitments.................................. 18
      3.17 - Dissemination of Information................................... 18
      3.18 - Medical Group Subcontracts..................................... 18
      3.19 - Medical Group Medical Director................................. 19
      3.20 - Participate in PacifiCare Risk-Sharing Programs................ 19
      3.21 - PacifiCare Point-Of-Service Plan............................... 19
      3.22 - Exceptional Needs Care Coordination............................ 19
      3.23 - OMAP Requirements ............................................. 19
4.    DUTIES OF PACIFICARE..................,............................... 21
      4.1 - Administration ................................................. 21
      4.2 - Benefit Information ............................................ 21
      4.3 - Assist Medical Group............................................ 21
      4.4 - Provision of Data............................................... 21
      4.5 - Eligibility Lists............................................... 21
      4.6 - Credentialing, Quality Improvement and Utilization
            Management Programs............................................. 21
      4.7 - Medical Director................................................ 22
      4.8 - Services Rendered to Ineligible Persons ........................ 22
      4.9 - Medical Group Subcontracts...................................... 22
      4.10 - Limitation Upon Termination of Hospital........................ 22
      4.11 - Assignment of Members.......................................... 23
      4.12 - Insurance ..................................................... 23
      4.13 - Services Provided By Publicly Funded Agencies ................. 23

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                          TABLE OF CONTENTS (CONTINUED)

5.    COMPENSATION.......................................................... 23
      5.1 - Capitation Payments............................................. 23
      5.2 - Additional Payments ............................................ 23
      5.3 - Collection of Copayments........................................ 24
      5.4 - Capitation Adjustments.......................................... 24
      5.5 - Changes in Accepted Treatment .................................. 25
      5.6 - Special Conditions for Emergency Services....................... 25
      5.7 - OMAP Hold Harmless Provision ................................... 25
      5.8 - Coordination of Benefits ....................................... 26
      5.9 - Collection of Charges from Third Parties........................ 26
6.    TERM  AND RENEWAL OF AGREEMENT ....................................... 27
      6.1 - Term............................................................ 27
      6.2 - Negotiation..................................................... 27
7.    TERMINATION
      7.1 - Termination of Agreement without Cause ......................... 27
      7.2 - Termination by Medical Group for Cause ......................... 27
      7.3 - Termination by PacifiCare for Cause ............................ 28
      7.4 - Termination of HCFA Agreement of Participation in Secure
            Horizons ....................................................... 28
      7.5 - Termination of Medicaid Agreement or Participation in
            PacifiCare Medicaid Plan ....................................... 29
      7.6 - Notification of OMAP of Amendment or Termination ............... 29
      7.7 - Repayment Upon Termination...................................... 29
      7.8 - Termination Not An Exclusive Remedy............................. 29

8.    RECORDS, CONFIDENTIALITY, DATE COLLECTION AND RIGHT TO INSPECT
      RECORDS............................................................... 29
      8.1 - Maintenance of Records.......................................... 29
      8.2 - Right To Inspect ............................................... 30
      8.3 - Confidentiality of Records ..................................... 31
      8.4 - Encounter Data ................................................. 31
      8.5 - Financial Statements ........................................... 31
      8.6 - Transfer of Copying of Records upon Termination ................ 32
9.    GRIEVANCE AND APPEALS PROCEDURE AND DISPUTE RESOLUTION ............... 32
      9.1 - Member Grievances and Appeals .................................. 32
      9.2 - Member Claims Against Medical Group or Medical Group
            Physicians ..................................................... 32
      9.3 - Payment Disputes Involving Medical Group and Referral
            Providers ...................................................... 32
      9.4 - Denied Services................................................. 33
      9.5 - Review Committee................................................ 34
      9.6 - Quality Improvement Committee .................................. 34
      9.7 - Arbitration..................................................... 35
10.   NOTICE ............................................................... 35
11.   CONFIDENTIALITY ...................................................... 36
      11.1 - Information Confidential and Proprietary to PacifiCare......... 36
      11.2 - Information Confidential and Proprietary to Medical Group...... 36
      11.3 - Confidentiality of this Agreement.............................. 37
12.   MISCELLANEOUS PROVISIONS ............................................. 37
      12.1 - Protection of Member........................................... 37
      12.2 - Transfer of Members............................................ 37
      12.3 - Governing Law ................................................. 37
      12.4 - Amendments or Modifications ................................... 38
      12.5 - Assignment .................................................... 39
      12.6 - Solicitation of PacifiCare Members of Employer Groups.......... 39
      12.7 - Solicitation of Medical Group Personnel........................ 40

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                          TABLE OF CONTENTS (CONTINUED)

      12.8 - Incorporation of Provider Manual and Exhibits.................. 40
      12.9 - Entire Agreement .............................................. 40
      12.10 - Other Agreements.............................................. 40
      12.11 - Provisions Separable.......................................... 40
      12.12 - Waiver of Breach.............................................. 40
      12.13 - No Third Party Beneficiary.................................... 41
      12.14 - Binding on Successors......................................... 41
      12.15 - Interpretation................................................ 41
      12.16 - Attorneys' Fees and Costs..................................... 41
      12.17 - Headings...................................................... 41
      Signature Page........................................................ 41
      Schedule of Attachments............................................... 42
      Exhibit A - Covered Services.......................................... 43
      Exhibit B - Benefits Matrix........................................... 64
      Exhibit C - Capitation Payments....................................... 67
      Exhibit D - Individual Stop-Loss Program ............................. 70
      Exhibit E - Hospital Control Program ................................. 73
      Exhibit F - Prescription Services Program ............................ 78
      Exhibit G - PacifiCare Point-of-Service Plans......................... 80
      Exhibit H - Delegation of Credentialing, Recredentialing
                  and Peer Review........................................... 86
      Exhibit I - Delegation of Quality Improvement ........................ 95
      Exhibit J - Delegation of Utilization Management and Review........... 99
      Exhibit K - Delegation of Claims Payment..............................102
      Exhibit L - Medical Group Service Area................................103
      Exhibit M - Access Guidelines.........................................104

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                           PACIFICARE OF OREGON, INC.
                        MEDICAL GROUP SERVICES AGREEMENT

      This MEDICAL GROUP SERVICES AGREEMENT ("Agreement") is entered into as of the Effective Date set forth on the signature page of this Agreement by and between PACIFICARE OF OREGON, INC., an Oregon corporation ("PacifiCare") and THE CORVALLIS CLINIC ("Medical Group"), with reference to the following facts:

                                    RECITALS

      A. PacifiCare is a licensed health care service contractor in the State of Oregon that operates various prepaid health service plans, including commercial, Medicare and Medicaid plans, that arranges for the delivery of comprehensive health care services through a health care delivery system to persons eligible to receive benefits under, and enrolled as Members in, the PacifiCare Health Plan as defined herein.

      B. PacifiCare desires to establish a network of qualified health care providers, including Medical Group and its Medical Group Physicians, for the purpose of arranging or providing health care services to Members of the PacifiCare Health Plan.

      C. Medical Group is duly organized, qualified and/or licensed in the State in which it is located to arrange or provide health care services through physicians and other health professionals and technicians employed or under contract with Medical Group, all of whom are appropriately licensed to practice their professions in the State.

      D. Medical Group desires to participate in PacifiCare's prepaid health service delivery system by providing Medical Services and arranging for the provision of Hospital Services to Members of the PacifiCare Health Plan in coordination with PacifiCare, its Members and Participating Hospitals.

      E. PacifiCare and Medical Group deem it in their best interests to enter into this renewable Agreement whereby Medical Group agrees to arrange or provide Medical Services and Hospital Services to Members.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties agree to the terms and conditions stated in this Agreement.

1.    DEFINITIONS

      Whenever used in this Agreement, the following terms shall have the definitions contained in this Article 1:

      1.1 AGREEMENT - is this PacifiCare Medical Group Services Agreement and any exhibits, attachments and/or amendments hereto.

      1.2 ANCILLARY SERVICES - are Covered Services, other than Medical Services or Hospital Services, such as laboratory, x-ray, physical therapy, health education, medical social services, home health care, mental health and acute alcohol and drug abuse services, which Participating Providers shall provide to Members upon Referral by a Participating Medical Group and the prior approval of PacifiCare.

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      1.3   CAPITATION PAYMENTS - are fixed monthly payments made to Medical
Group by PacifiCare on a prepaid basis for the Capitated Services to be provided to Members under this Agreement.

      1.4 CAPITATED SERVICES - are Covered Services for which Medical Group receives a Capitation Payment from PacifiCare and assumes full financial responsibility within the limits of this Agreement, as identified in the Benefits Matrix applicable to each PacifiCare Health Plan as set forth in Exhibits B1 through B3.

      1.5 CATASTROPHIC CASE - is any single medical condition, including complications arising from such medical condition, where the total cost of Covered Services, regardless of payment source, is expected to exceed the stop-loss limit per condition per calendar year of Covered Services.

      1.6 CERTIFIED FINANCIAL STATEMENTS - means an income statement, a balance sheet and a statement of cash flow of Medical Group, prepared in accordance with generally accepted accounting principles and certified by the chief financial officer, president or other authorized representative of Medical Group to present fairly, in all material respects, the financial position of Medical Group at the date of the balance sheet and for the period covered by the income statement and the statement of cash flow.

      1.7 COMMERCIAL MEMBER - is an individual who is enrolled as a Member in a PacifiCare Commercial Plan pursuant to a Subscriber Agreement. Unless otherwise specified, references in this Agreement to Members shall include Commercial Members.

      1.8 CONFORMANCE REQUEST - is a written request made by PacifiCare to Medical Group to correct the performance of a Medical Group Physician to conform to the provisions of this Agreement where such performance does not comply with PacifiCare Quality Improvement or NCQA standards or applicable state and federal law.

      1.9 COPAYMENTS - are amounts pursuant to a PacifiCare Health Plan which may be charged to Member by a Participating Provider at the time of the provision of Covered Services which are in addition to the Capitation Payments made to Medical Group by PacifiCare.

      1.10 COVERED SERVICES - are the Medical Services, Hospital Services, Ancillary Services and Emergency Services which Members are entitled to receive, when Medically Necessary, under a specific PacifiCare Health Plan. Covered Services under each applicable PacifiCare Health Plan are summarized in Exhibits A1 through A3.

      1.11 ELIGIBILITY LIST - is a list of all Members for which Medical Group is responsible for arranging or providing Covered Services.

      1.12 EMERGENCY SERVICES - are Medically Necessary inpatient or outpatient Covered Services provided inside or outside the Service Area to a Member as the result of an unforeseen injury, illness or medical condition manifesting itself by acute symptoms of sufficient severity such that the absence of immediate medical attention could reasonably be expected to result in: (a) placing the Member's health in serious jeopardy, (b) serious impairment of bodily functions or serious dysfunction to any bodily organ or part, or (c) death of the Member.

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      1.13  HCFA - is the Health Care Financing Administration, an
administrative agency of the United States Government responsible for administering the Medicare program.

      1.14 HCFA AGREEMENT - is the Medicare-risk contract entered into by and between PacifiCare and HCFA, under which PacifiCare is obligated to provide or arrange for comprehensive health care services on a risk-sharing basis to each Medicare beneficiary who is enrolled as a Member of the Secure Horizons Health Plan.

      1.15  HHS - is the United States Department of Health and Human Services.

      1.16 HOSPITAL SERVICES - are the Medically Necessary inpatient and outpatient health care services which Participating Hospitals shall provide to Members and which Medical Group shall arrange, coordinate and authorize for Members pursuant to the PacifiCare Health Plan in which the Member is enrolled. Hospital Services under each PacifiCare Health Plan are summarized in Section I of Exhibits A1 through A3.

      1.17 MEDICAID - is a federal and state funded health care program established by Title XIX of the Social Security Act, as amended, which is administered in Oregon by OMAP.

      1.18 MEDICAID AGREEMENT - is the Provider Services Agreement entered into by and between PacifiCare and OMAP, under which PacifiCare is obligated to provide or arrange for comprehensive health care services on a risk-sharing basis to OMAP Members.

      1.19 MEDICAL GROUP - is the Medical Group or independent practice association identified in the first paragraph of this Agreement and its Medical Group Physicians.

      1.20 MEDICAL GROUP MEMBER - is a Member who has selected or been assigned to Medical Group or a Medical Group Physician as such Member's Primary Care Physician.

      1.21 MEDICAL GROUP PHYSICIAN - is a person licensed to practice medicine or osteopathy in the State who either is employed by Medical Group, is partner or shareholder of Medical Group or has entered into a written contract with Medical Group to provide Medical Services to Members pursuant to this Agreement.

      1.22 MEDICAL GROUP SERVICE AREA - is the geographical area within a twenty (20) mile radius of Medical Group, as described in Exhibit L.

      1.23 MEDICAL GROUP SUBCONTRACTS - are the written contracts entered into between Medical Group and Medical Group Physicians who are independent contractors for the performance of Medical Services.

      1.24 MEDICAL SERVICES - are the Medically Necessary health care services which Medical Group shall provide to Members pursuant to the PacifiCare Health Plan in which the Member is enrolled. Medical Services under each PacifiCare Health Plan are summarized in Section II of Exhibits A1 through A3. Medical Services must be prescribed, directed or authorized by Medical Group, unless such services are Emergency Services. For Secure Horizons only these also include Urgently Needed Services.


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      1.25  MEDICALLY NECESSARY SERVICES - are Covered Services which are determined by PacifiCare or a Medical Group Physician, in accordance with accepted standards of medical and surgical practice in the Medical Group Service Area and the general medical community and the professional standards recommended by PacifiCare's Quality Improvement Committee, to be required for the diagnosis and/or treatment of a Member's injury, illness or medical condition.

      1.26 MEDICARE - is the Hospital Insurance Plan (Part A) and the supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended (codified in Title 42 of the United States Code) and the regulations promulgated thereunder by the Secretary of HHS and HCFA (codified in Title 42 of the Code of Federal Regulations).

      1.27 MEMBER - is an individual who is enrolled in a PacifiCare Health Plan, who meets all the eligibility requirements for membership in such plan and for whom all applicable health plan premiums are received by PacifiCare. For the purpose of this Agreement, Member shall include all eligible family members of the Subscriber.

      1.28 MONTHLY HCFA PAYMENT - is the revenue received by PacifiCare each month from HCFA, as determined by HCFA, for the Covered Services to be provided to each Member of the Secure Horizons Health Plan.

      1.29 MONTHLY OMAP PAYMENT - is the revenue received by PacifiCare each month from OMAP, as determined by OMAP, for the Covered Services to be provided to each Member of the PacifiCare Medicaid Plan.

      1.30 NCOA - is the National Committee for Quality Assurance, a managed care accreditation organization.

      1.31 NON-CAPITATED SERVICES - are the Covered Services for which PacifiCare has assumed full financial responsibility under this Agreement, as identified in the Benefits Matrix applicable to each PacifiCare Health Plan as set forth in Exhibits B1 through B3.

      1.32 NON-PARTICIPATING PROVIDERS - are licensed physicians, physician groups, surgeons, osteopaths, paramedical personnel, hospitals and other licensed health care professionals and health care facilities who provide services to Members covered under a PacifiCare Health Plan, but who or which do not have written agreements with PacifiCare or Medical Group to provide such services.

      1.33 OMAP - is the Oregon Department of Human Resources, Office of Medical Assistance Program, the State administrative agency responsible for administering the Medicaid program in the State of Oregon.

      1.34 OMAP MEMBER - is an individual who is eligible for Medicaid benefits, as approved by OMAP, and who is enrolled in the PacifiCare Medicaid Plan pursuant to the Medicaid Agreement. Unless otherwise specified, references in this Agreement to Member shall include OMAP Members.

      1.35 PACIFICARE COMMERCIAL PLANS - are the prepaid health care service plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan or Secure Horizons) and to employer groups, associations with employer group participation, unions and other organizations covering the provision of Covered Services to their employees and dependents, which services are summarized in Exhibit A1. References to the PacifiCare

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Commercial Plan include the PacifiCare Point-of-Service Plan. Unless otherwise specified, references in the Agreement to the PacifiCare Health Plan shall include the PacifiCare Commercial Plans.

      1.36 PACIFICARE MEDICAID PLAN - is the prepaid health care service plan operated by PacifiCare covering the provision of Covered Services to OMAP Members, which services are summarized in Exhibit A3. Unless otherwise specified, references in the Agreement to the PacifiCare Health Plan shall include the PacifiCare Medicaid Plan.

      1.37 PACIFICARE HEALTH PLAN - is any one of the various prepaid health care service plans operated by PacifiCare, including but not limited to, the PacifiCare Commercial Plans, the PacifiCare Medicaid Plan and Secure Horizons.

      1.38 PACIFICARE POINT-OF-SERVICE PLAN - is a PacifiCare Commercial Plan (also called the Option Plan) approved by the Oregon Department of Consumer and Business ("D.C.B.S."). Option Members receive financial incentives to obtain In-Network Services in the form of reduced Copayments and deductibles. Unless otherwise specified, references in the Agreement to the PacifiCare Commercial Health Plan shall include the PacifiCare Point-of-Service Plan.

      1.39 PACIFICARE SERVICE AREA - is the geographic area in which, as of the Effective Date of this Agreement, PacifiCare is licensed, authorized or approved to provide or arrange for Covered Services by (a) the D.C.B.S. for the PacifiCare Commercial Plans, (b) HCFA for the Secure Horizons Health Plan, and
(c) OMAP for the PacifiCare Medicaid Plan.

      1.40 PARTICIPATING FACILITY - is any licensed general acute care hospital, skilled nursing facility, extended care facility, home health agency, alcoholism and drug abuse center or any other health care facility which has entered into a written agreement to provide Covered Services to Members pursuant to the PacifiCare Health Plan.

      1.41 PARTICIPATING MEDICAL GROUP - includes Medical Group and is any group or association duly organized and qualified by and under the laws of the State as a professional medical corporation or partnership which employs or contracts with licensed doctors of medicine or osteopathy, and which has entered into a written agreement with PacifiCare to provide or arrange Covered Services to Members who have selected or been assigned to that Participating Medical Group as their primary provider of care.

      1.42 PARTICIPATING PHYSICIAN - is any person licensed to practice medicine or osteopathy by the State Medical Board or the Board of Osteopathic Examiners to provide Medical Services within the scope of his or her practice, and who has entered into a written agreement with PacifiCare or a Participating Medical Group for the provision of Medical Services to Members.

      1.43 PARTICIPATING PROVIDER - is a Participating Physician, Participating Medical Group, Participating Facility or any other licensed health practitioner or facility, such as a mental health professional or Ancillary Services provider, who or which has entered into a written agreement for the provision of Covered Services to Members.

      1.44 PREVAILING RATES - are the usual, reasonable and customary rates for a particular health service in the Service Area. Usual, reasonable and customary rates are the amounts that a provider currently uniformly charges patients for specific services, provided such charges are reasonable in

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relation to the charges of similar providers in the Service Area for the same services and accommodations.

      1.45 PRIMARY CARE PHYSICIAN - is a Participating Physician who is an internist, general practitioner, family practitioner, pediatrician or women's health care provider who has agreed to accept the responsibility for providing primary care services within the scope of his or her license to Members who have selected or been assigned to that Primary Care Physician, for maintaining the continuity of patient care, and for initiating and coordinating Referrals for hospital admissions, outpatient surgeries and specialist care.

      1.46 QUALITY IMPROVEMENT COMMITTEES - are committees separately established and operated by PacifiCare and Medical Group to oversee and ensure the quality of Covered Services provided to Members as required by PacifiCare, the D.C.B.S., HCFA, OMAP or any other governmental agency with regulatory or enforcement jurisdiction over PacifiCare, Medical Group or this Agreement.

      1.47 REFERRAL - is a written document approved by a Primary Care Physician directing a Member to another Participating Provider for the purpose of obtaining Covered Services that cannot be directly provided by the Primary Care Physician.

      1.48 REFERRAL PROVIDER - is a provider of Medical Services, Hospital Services or Ancillary Services, other than a Medical Group Physician, with whom Medical Group has entered into a written agreement to provide Covered Services to Members upon Referral from a Primary Care Physician.

      1.49 SECURE HORIZONS HEALTH PLAN - is the PacifiCare Health Plan covering the provision of Covered Services to Medicare beneficiaries, which services are described in Exhibit A2. Unless otherwise specified, references in this Agreement to the PacifiCare Health Plan shall include the Secure Horizons Health Plan.

      1.50 SECURE HORIZONS MEMBER - is an individual who is eligible for Medicare benefits, as approved by HCFA, and who is enrolled as a Member in the Secure Horizons Health Plan pursuant to the HCFA Agreement. Unless otherwise specified, references in the Agreement to Members shall include Secure Horizons Members.

      1.51 SPECIALIST PHYSICIAN - is a Participating Physician, other than a Medical Group Physician, who is board-certified or board-eligible in a specialty of medical care defined and recognized by the American Medical Association, who is responsible for providing Covered Services to Members upon Referral from a Primary Care Physician and the prior authorization of Participating Medical Group.

      1.52 SUBSCRIBER AGREEMENT - is the written agreement entered into between PacifiCare and a Subscriber or Subscriber Group for the provision of Covered Services to eligible Members enrolled in one of the PacifiCare Health Plans.

      1.53 SUBSCRIBER OR SUBSCRIBER GROUP - is an individual (except for Medicare or Medicaid beneficiary) or the employer, employer group, organization or company which has entered into a Subscriber Agreement with PacifiCare.

      1.54 SUPPLEMENTAL BENEFITS - are Non-Capitated Services under a Subscriber Agreement, such as prescription services and vision benefits, which

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are offered by PacifiCare in addition to the basic benefits under the applicable
PacifiCare Health Plan and which may require an additional premium from the Subscriber Group as consideration for the additional benefits.

      1.55 URGENTLY NEEDED SERVICES - are Medically Necessary Covered Services that are required without delay in order to prevent serious deterioration of a Member's health as the result of an unforeseen illness or injury while the Member is temporarily absent from the Service Area.

      1.56 UTILIZATION MANAGEMENT COMMITTEE - is the committee established by Medical Group to develop and implement procedures for the efficient use of resources, consistent with state and federal law and NCQA standards, for the provision of Covered Services. The Utilization Management Committee shall perform prospective, current and retrospective review and management of Covered Services. The Utilization Management Committee shall consist of at least three
(3) Medical Group Physicians.

2.    RELATIONSHIP OF PARTIES

      2.1 LIABILITY FOR OBLIGATIONS - Notwithstanding any other provision of this Agreement, nothing contained herein shall cause either PacifiCare or Medical Group to be liable or responsible for any debt, liability or obligation of the other party or any third party, unless such liability or responsibility is expressly assumed by the party sought to be charged therewith. Each party shall be solely responsible for, and shall indemnify and hold the other party harmless against, any obligation for the payment of wages, salaries or other compensation (including all state, federal and local taxes and mandatory employee benefits), insurance and voluntary employment-related or other contractual or fringe benefits as may be due or payable by the party to or on behalf of such party's employees, agents and representatives.

      2.2   INDEPENDENT CONTRACTOR

            2.2.1 RELATIONSHIP BETWEEN PACIFICARE AND MEDICAL GROUP - The relationship between PacifiCare and Medical Group is an independent contractor relationship. Neither Medical Group nor its Medical Group Physicians, partners, employees and agents are the employees or agents of PacifiCare and neither PacifiCare nor any employee or agent of PacifiCare is a member, partner, employee or agent of Medical Group. Medical Group is responsible for Medical Services and Hospital Services arranged by the Medical Group and provided to Members. None of the provisions of this Agreement shall be construed to create a relationship of agency, representation, joint venture, ownership, control or employment between the parties other than that of independent parties contracting for the purpose of effectuating this Agreement.

            2.2.2 RELATIONSHIP BETWEEN PACIFICARE OR MEDICAL GROUP AND THE STATE OF OREGON AND OMAP - The relationship between PacifiCare or Medical Group, as a subcontractor of PacifiCare as a result of this Agreement and participation in the PacifiCare Medicaid Plan, and the State of Oregon and OMAP are independent contractor relationships. Neither PacifiCare nor Medical Group nor any of their agents, officers or employees are agents, officers or employees of the State of Oregon or OMAP. None of the provisions of this Agreement shall be construed to create a relationship of partnership, joint venture or employment between PacifiCare or Medical Group, as a subcontractor of PacifiCare, and the State of Oregon or OMAP.

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      2.3   MEDICAL GROUP INDEMNIFICATION OF OMAP AND THE STATE OF OREGON -
Neither the State of Oregon, OMAP nor their employees or agents nor the OMAP Members shall be responsible or liable for any acts or omissions of Medical Group. Medical Group shall defend, indemnify and hold harmless the State of Oregon and OMAP and its officers, agents and employees, from and against all actions, suits or claims of any nature whatsoever resulting from or arising out of the activities or omissions of Medical Group and its Medical Group Physicians, agents and employees under this Agreement; provided, however, Medical Group shall not be required to defend or indemnify the State of Oregon or OMAP or their officers, agents or employees from or against any act or omission based solely on the alleged negligence of the State of Oregon or OMAP.

      2.4 PHYSICIAN-PATIENT RELATIONSHIP - PacifiCare and Medical Group acknowledge and agree that each Medical Group Physician shall be responsible for maintaining the professional physician-patient relationship with each Member. Medical Group Physicians shall have the sole responsibility for the medical care and treatment of Members under Medical Group Physician's care. Nothing contained in this Agreement is intended to interfere with the professional relationship between any Member and Medical Group Physician.

3.    DUTIES OF MEDICAL GROUP

      3.1 ARRANGE OR PROVIDE COVERED SERVICES. Medical Group shall provide or arrange all Medically Necessary Covered Services in the Medical Group Service Area to Members identified on Medical Group's Eligibility List, in coordination with PacifiCare and other Participating Providers and under all the terms and conditions set forth in this Agreement and the applicable PacifiCare Health Plans. Covered Services under the applicable PacifiCare Health Plans are summarized in Exhibits A1 through A3, attached hereto. Medical Group shall be financially responsible for: (a) all Capitated Services listed as Medical Group's responsibility in the Benefits Matrix for the PacifiCare Commercial Plans, attached hereto as Exhibit B1; (b) all Capitated Services listed as Medical Group's responsibility in the Benefits Matrix for the Secure Horizons Health Plan, attached hereto as Exhibit B2; and (c) all Capitated Services listed as Medical Group's responsibility in the Benefits Matrix for the PacifiCare Medicaid Plan, attached hereto as Exhibit B3.

            3.1.1 CLARIFICATION OF BENEFITS - Medical Group may request that any disputed clarification or explanation issued by PacifiCare concerning what are Covered Services, Capitated Services, or Non-Capitated Services be submitted for review to PacifiCare, except that questions pertaining to the Medical Necessity of a Covered Service shall be submitted to the PacifiCare Quality Improvement Committee.

            3.1.2 INFORMATION TO MEMBERS - Upon request by PacifiCare, Medical Group shall assist PacifiCare in educating Members regarding the Covered Services available under the specific PacifiCare Health Plan in which the Member is enrolled.

      3.2   MEDICAL GROUP PHYSICIANS

            3.2.1 RESPONSIBILITIES - Medical Group shall arrange for Covered Services to be provided to Members by the Medical Group Physicians. Each Medical Group Physician who is a Primary Care Physician shall be responsible for providing all Medically Necessary Medical Services, overseeing the continuity of care, and directing, authorizing and coordinating Referrals for the provision of Hospital Services and other Ancillary Services for each

Medical Group Member who has selected or been assigned to that Primary Care Physician. Medical Group shall also include appropriate Specialist Physicians and other Referral Providers who shall be responsible for providing Covered Services to Members upon Referral from Primary Care Physicians.

            3.2.2 ACCESSIBILITY AND AVAILABILITY - Medical Group shall require and demonstrate the continuous availability and accessibility of adequate numbers of Medical Group Physicians to provide or arrange for Covered Services to Medical Group Members on a twenty-four (24) hour basis, seven (7) days a week, including the provision or arrangement of Emergency Services. Medical Group shall comply with the access standards established by PacifiCare in accordance with applicable federal and state law and regulations and NCQA standards, as set forth in the Provider Manual and in Exhibit N of this Agreement.

            3.2.3 MEDICAL GROUP PHYSICIAN INFORMATION - Medical Group shall provide to PacifiCare at the time of the execution of this Agreement: (a) a complete list of the names, addresses, State license numbers, specialties, normal hours of operation (including any provisions for Emergency Services on a twenty-four (24) hour basis), maximum capacity and maximum waiting periods of each Medical Group Physician; (b) a list of the Specialist Physicians, hospitals and other Referral Providers regularly utilized by Medical Group as part of its Referral system; and (c) any additional provider information required by the D.C.B.S., HCFA or OMAP. Medical Group shall update this information as received from Medical Group Physicians or at PacifiCare's request.

            3.2.4 CAPACITY LIMITATION NOTICE - Medical Group shall provide at least thirty (30) days prior written notice to PacifiCare of any significant changes in the capacity of Medical Group or any Medical Group Physician who is a
Primary Care Physician.   A significant change is the inability to accept
assignment of additional Members. After the giving of such notice and the expiration of the notice period, no Medical Group Physician who is the subject of such notice shall be required to accept coverage for any additional Members until such time as Medical Group provides written notice that the applicable provider is available to accept coverage of additional Members. Primary Care Physicians who are identified on a limitation of capacity notice shall still be responsible to provide Covered Services to Medical Group Members whom the Primary Care Physician had agreed to accept before expiration of the thirty (30) day capacity notice period. If any Medical Group Physician is unable to provide Covered Services to additional Members, Medical Group shall still be responsible for arranging Covered Services to all Medical Group Members through its remaining Medical Group Physicians.

      3.3   STANDARDS

            3.3.1 LICENSURE AND CREDENTIALING REQUIREMENTS - Medical Group represents and warrants to PacifiCare that each Medical Group Physician is currently and shall remain for the duration of this Agreement: (a) the holder of a currently valid, unrestricted license to practice medicine or osteopathy in the State; (b) a member in good standing of the medical staff of, and maintains appropriate privileges at, a Participating Facility where Covered Services shall be provided to Members; and (c) meets all of the other credentialing standards established by PacifiCare as set forth in this Agreement and the Provider Manual. In addition, Medical Group represents and warrants that all nurses and other ancillary and paramedical personnel who are employed by or contract with Medical Group to provide or assist Medical Group in providing Covered Services to Members are properly licensed, certified or otherwise authorized and credentialed to practice in the State.

            3.3.2 PROFESSIONAL AND QUALITY OF CARE STANDARDS - All Covered Services shall be provided by Medical Group Physicians in accordance with accepted medical, hospital and surgical practices and professional standards prevailing in the Service Area and the general medical community, and in conformity with the quality of care standards established by the PacifiCare Quality Improvement Committee in accordance with applicable federal and state law and NCQA standards. Medical Group shall ensure that all Medical Group Physicians comply with such professional and quality of care standards.

            3.3.3 MEDICARE AND MEDICAID PARTICIPATION STANDARDS - Medical Group shall require that all Medical Group Physicians satisfy the standards for participation and all applicable requirements for providers of health care services under the Medicare program and Medicaid program. In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and Medical Group Physicians to provide Covered Services to Members shall comply with the facility standards established by HCFA and OMAP pursuant to the Medicare and Medicaid programs, respectively, and Medical Group and Medical Group Physicians shall cooperate with any inspections of Medical Group facilities, as conducted by HCFA, OMAP or PacifiCare staff, that are required to assure compliance with HCFA or OMAP facility standards.

      3.4 INSURANCE - Medical Group shall maintain professional liability insurance and general liability and errors and omissions liability insurance in the minimum amounts of one million dollars ($1,000,000) per occurrence and three million dollars ($3,000,000) per physician annual aggregate for coverage of Medical Group and its agents, employees and Medical Group Physicians. Such professional liability insurance shall provide coverage of direct and vicarious liability relating to any damages caused by an error, omission or any negligent acts. In addition, Medical Group shall obtain and maintain workers' compensation coverage for all of its employees in accordance with the State Worker's Compensation Law. Medical Group shall require each Medical Group Physician who is an independent contractor to maintain professional liability insurance and general liability insurance coverage in the minimum amounts of one million dollars ($1,000,000) per occurrence and three million dollars ($3,000,000) annual aggregate for coverage of Medical Group Physician and his or her agents and employees. In the event Medical Group or a Medical Group Physician procures a "claims made" policy as distinguished from an occurrence policy, Medical Group or Medical Group Physician shall procure and maintain prior to termination of such insurance "extended reporting coverage" for the maximum term provided in their professional liability policy. Medical Group shall notify PacifiCare immediately upon becoming aware of any material changes in any of the above insurance coverages and shall provide (or required the applicable Medical Group Physician to provide) a certificate of such insurance coverage to PacifiCare upon request.

      3.5 NON-BILLING OF MEMBERS - Medical Group agrees to accept payment as provided in Section 5.1 of this Agreement as payment in full for the Covered Services required under this Agreement. With the exception of Copayments and charges for non-Covered Services delivered on a fee-for-service basis to Members, Medical Group agrees that in no event, including but not limited to, nonpayment by PacifiCare, insolvency of PacifiCare or breach of this Agreement, shall Medical Group bill, charge, collect or receive compensation, reimbursement or payment nor attempt to charge, collect or receive payment from any Member or persons other than PacifiCare acting on Member's behalf for Covered Services provided pursuant to this Agreement. Percentage Member copayments shall be charged as a percentage of the rate agreed upon in Section
3.15, Reciprocity.   Medical Group shall not maintain any action at law or
equity against any Member or any person acting on Member's behalf to collect any sums owed by PacifiCare to Medical Group. Upon notice of any violation of this
Section 3.5, PacifiCare may terminate this Agreement pursuant to Section 7.2 and take all other appropriate action consistent with applicable state and federal law and the terms of this Agreement to eliminate such charges, including but not limited to, requiring Medical Group to return all sums improperly collected from Members or their representatives.

      Medical Group agrees that the obligations created by this Section 3.5 survive the termination of this Agreement with respect to Covered Services provided during the term of this Agreement without regard to the cause of such termination and shall be construed to be for the benefit of Members, and that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Medical Group and Member or persons acting on Member's behalf.

      Nothing contained in this Section 3.5 shall prohibit Medical Group from billing and collecting payment from Members for non-Covered Services provided to Members and for services rendered due to the fraud or misrepresentation of
Members, at Medical Group's Prevailing Rates.   Medical Group shall not bill
Members for services authorized in writing by Medical Group as Covered Services.

      In addition, Medical Group shall include in each Medical Group Subcontract a provision that in the event that Medical Group fails to pay the applicable Medical Group Physician for Covered Services provided to Members, the Member shall not be liable to the Medical Group Physician for any sums owed by Medical Group to the Medical Group Physician.

      3.6 CONTINUING CARE OBLIGATION FOLLOWING TERMINATION - Upon termination of this Agreement, Medical Group shall continue to provide or arrange for Covered Services to Members under the care of a Medical Group Physician at the time of termination until the effective date of transfer of such Members to, or the assumption of such services by, another Participating Provider and written notice of such transfer or assumption has been provided by PacifiCare to Medical Group (the "Continuing Care Period"). PacifiCare shall use its best efforts to provide for the transfer of Members or the assumption of such services as soon as is reasonably practicable, taking into account the best interests of the Member and the availability of appropriate alternative Participating Providers. PacifiCare shall compensate Medical Group for Covered Services provided to Members during the Continuing Care Period at eighty-five percent (85%) of Prevailing Rates.

      Notwithstanding the above or any other provision of this Agreement to the contrary, Medical Group agrees that in the event PacifiCare ceases operations for any reason, including but not limited to insolvency, Medical Group shall provide Covered Services and shall not bill, charge, collect or receive any form of payment from any Member or have any recourse against a Member for Covered Services provided after PacifiCare ceases operations. This obligation to continue providing Covered Services following termination of the Agreement shall be for the period for which premiums have been paid or the Monthly HCFA Payment and Monthly OMAP Payment have been received, but shall not exceed a period of thirty (30) days, except for those Members who are hospitalized on an inpatient basis as provided below.

      In the event PacifiCare ceases operations or Medical Group terminates this Agreement on the basis of PacifiCare's failure to make timely Capitation Payments, Medical Group shall continue to arrange for Covered Services to those Members who are hospitalized on an inpatient basis at the time PacifiCare ceases operations or Medical Group terminates this Agreement until such Members are discharged from the hospital.

      Medical Group agrees that the obligations set forth in this Section 3.6 shall survive the termination of this Agreement without regard to the cause of termination of the Agreement, and shall be construed to be for the benefit of the Members, and shall be subject to revision as necessary to comply with regulatory requirements. Medical Group agrees to include the obligations set forth in this Section 3.6 in each Medical Group Subcontract.

      3.7 PROVIDER POLICIES AND PROCEDURES MANUAL - Medical Group shall abide by the standards, policies and procedures established by PacifiCare for the administration and operation of the PacifiCare Health Plan in compliance with applicable state and federal law and NCQA standards. PacifiCare's standards, policies and procedures are set forth in the PacifiCare Provider Policies and Procedures Manual (the "Provider Manual"). The Delegated Sections is hereby incorporated in full into this Agreement by this reference. A copy of the Provider Manual shall be provided to Medical Group upon execution of this Agreement. Medical Group shall be responsible for distributing copies of the Provider Manual to each Medical Group Physician.

      3.8   CREDENTIALING, RECREDENTIALING AND PEER REVIEW

            3.8.1 PARTICIPATE IN CREDENTIALING, RECREDENTIALING AND PEER
REVIEW - Medical Group shall participate in and cooperate with PacifiCare in the credentialing, recredentialing and ongoing peer review of Medical Group Physicians in accordance with the standards, policies and procedures established by PacifiCare from time to time as set forth herein and in the Provider Manual. Medical Group shall cooperate with PacifiCare to maintain compliance with NCQA standards and applicable state and federal laws.

            3.8.2 DELEGATION TO MEDICAL GROUP - PacifiCare shall delegate to Medical Group and Medical Group shall perform those credentialing, recredentialing and peer review activities specified in Exhibit I. PacifiCare shall have the right at any time to revoke the delegation of any or all of the credentialing, recredentialing and peer review activities specified in Exhibit I.

            3.8.3 COOPERATE WITH OVERSIGHT AND MONITORING - Medical Group shall cooperate with PacifiCare in PacifiCare's ongoing monitoring, oversight and assessment of Medical Group's performance of any delegated credentialing, recredentialing and peer review activities through monthly, quarterly and/or annual reports, meetings and on-site audits and assessments of Medical Group. Without limiting the foregoing, Medical Group shall maintain credentialing, recredentialing and peer review information and files in a form acceptable to PacifiCare, permit PacifiCare to review and copy credentialing and recredentialing and to provide access to peer review files, cooperate with PacifiCare in all on-site visits and make records available to PacifiCare upon request and as required by NCQA and applicable state and federal laws. Medical Group shall provide to PacifiCare copies of all completed credentialing and recredentialing applications for each Medical Group Physician and copies of such other credentialing and recredentialing information which PacifiCare may request for its monitoring and oversight of delegated activities.

            3.8.4 APPROVAL AND TERMINATION OF MEDICAL GROUP PHYSICIANS - Medical Group acknowledges and agrees that (i) only Medical Group Physicians who meet PacifiCare's credentialing standards shall be approved by PacifiCare to provide Medical Services to Members, and (ii) PacifiCare retains the right, in its sole discretion, to approve or deny any Medical Group Physician to provide Medical Services to Members and to reduce, suspend or terminate any Medical Group Physician from providing Medical Services to Members at any time, with due process.

            (a) NOTICE OF NEW MEDICAL GROUP PHYSICIANS - Medical Group shall provide PacifiCare with written notice of each new Medical Group Physician thirty (30) days prior to the Medical Group Physician providing Medical Services to Members. New Medical Group Physicians shall be deemed approved by PacifiCare unless PacifiCare provides Medical Group with written notice of objection to the participation of such new Medical Group Physician prior to expiration of the thirty (30) day notice period. Any new Medical Group Physician must be credentialed in accordance with this Section 3.8 prior to providing Covered Services to Members.

            (b) TERMINATION OF MEDICAL GROUP PHYSICIANS. Medical Group shall take appropriate action to limit, suspend or terminate any Medical Group Physician from providing Medical Services to Members under this Agreement and the applicable Medical Group Subcontract under the following circumstances: (i) the Medical Group Physician ceases to meet the licensure requirement, credentialing or other standards set forth in this Agreement and the Provider Manual; (ii) upon Medical Group's or PacifiCare's reasonable determination that there are serious deficiencies in the quality of care or professional competence or conduct of the Medical Group Physician which affects or could adversely affect health, safety or well-being of Members; or (iii) upon the Medical Group Physician's material breach of a Medical Group Subcontract or inability to perform under such Subcontract. Medical Group shall immediately and concurrently provide PacifiCare with written notice of Medical Group's actions hereunder. Upon termination of any Medical Group Subcontract with a Primary Care Physician, Medical Group shall notify Members who have selected or been assigned to such Primary Care Physician of the termination, and shall arrange Covered Services for such Members through alternative Medical Group Physicians or other Participating Providers following the termination.

            (c) IMMEDIATE TERMINATION OF MEDICAL GROUP PHYSICIAN AT PACIFICARE'S REQUEST - Medical Group shall immediately terminate any Medical Group Physician's participation in the delivery of Covered Services to Members under this Agreement and the applicable Medical Group Subcontract upon receipt of written notice from PacifiCare demanding such termination. If Medical Group fails to take the action required by this subsection (d), PacifiCare reserves the right to take immediate action to prohibit such Medical Group Physician from continuing to provide Medical Services to Members under this Agreement.

            3.8.5 APPROVAL OF MEDICAL GROUP FACILITIES - Medical Group acknowledges and agrees that: (i) the PacifiCare standards, policies and procedures for credentialing and recredentialing include standards for review and approval of the facilities utilized by Medical Group and Medical Group Physicians to provide Covered Services to Members; and (ii) PacifiCare retains the responsibility for credentialing and recredentialing of Medical Group Facilities and the right, in its sole discretion, to approve or deny any Medical Group facility.

      3.9   QUALITY MANAGEMENT AND IMPROVEMENT PROGRAM

            3.9.1 PARTICIPATE IN QUALITY IMPROVEMENT PROGRAM - Medical Group shall participate in and cooperate with PacifiCare in the operation of the Quality Management and Improvement Program established by PacifiCare to monitor the quality of Covered Services provided to Members by Medical Group and other Participating Providers, as amended or modified from time to time (the "QI Program"). The QI Program is set forth in the Provider Manual and is hereby incorporated into this Agreement by this reference. The QI Program shall be administered in accordance with any and all requirements established by the D.C.B.S., HCFA and OMAP and the NCQA standards. Medical Group shall cooperate with PacifiCare to maintain compliance with NCQA standards and applicable state and federal laws. Medical Group shall cooperate with and abide by all decisions of the PacifiCare Quality Improvement Committee relating to the quality of care provided by Medical Group and Medical Group Physicians.

            3.9.2 QUALITY IMPROVEMENT COMMITTEE - Medical Group shall maintain a Quality Improvement Committee that shall perform quality assurance reviews as required by the PacifiCare Quality Improvement Committee, the D.C.B.S., HCFA, OMAP or any other governmental agency with regulatory or enforcement jurisdiction over this Agreement. Medical Group's Quality Improvement Committee shall meet as frequently as necessary but at least monthly and shall keep minutes of the committee meetings, copies of which shall be made available for review by PacifiCare's Quality Improvement Committee from time to time upon request. The confidentiality of all such minutes shall be protected to the fullest extent consistent with applicable law. Medical Group agrees that, when appropriate and upon reasonable notice, PacifiCare's Medical Director or a member of the PacifiCare medical services staff may participate in Medical Group Quality Improvement Committee meetings during the discussion of matters relating to care provided to PacifiCare Members. In addition, Medical Group shall, at the written request of PacifiCare, make available one Medical Group Physician to attend and participate in PacifiCare Quality Improvement Committee meetings related to care provided to Medical Group Members.

            3.9.3 DELEGATION TO MEDICAL GROUP - PacifiCare shall delegate to Medical Group and Medical Group shall perform those quality management and improvement activities specified in Exhibit J. PacifiCare shall have the right at any time to revoke the delegation of any or all of the quality management and improvement activities specified in Exhibit J. In such event, Medical Group shall continue to be bound by the other provisions of this Section 3.9 regarding quality management and improvement and shall assist and cooperate with PacifiCare in quality management and improvement activities.

            3.9.4 COOPERATE WITH OVERSIGHT AND MONITORING ACTIVITIES - Medical Group shall cooperate with PacifiCare in PacifiCare's ongoing monitoring, oversight and assessment of Medical Group's performance of delegated quality management and improvement activities through monthly, quarterly and/or annual reports. Medical Group shall maintain quality improvement and management information in a form acceptable to PacifiCare, permit PacifiCare to review and copy quality management and improvement files, cooperate with PacifiCare in any and all on-site visits and make records available to PacifiCare upon request and as required by NCQA and applicable state and federal law.

      3.10  UTILIZATION MANAGEMENT PROGRAM

            3.10.1 PARTICIPATE IN UTILIZATION MANAGEMENT PROGRAM - Medical Group agrees to participate and cooperate with PacifiCare in the operation of the utilization management and review and case management program established by PacifiCare for the purposes of pre-authorization and concurrent and retrospective review of the medical necessity, cost effectiveness, appropriateness, and level of care and utilization of Covered Services provided to Members by Medical Group, as amended or modified from time to time by PacifiCare (the "UM Program"). The UM Program is set forth in the Provider Manual and is hereby incorporated into this Agreement by this reference. The UM Program shall be administered in accordance with any and all requirements established by the D.C.B.S., HCFA and OMAP and with the NCQA utilization management standards. Medical Group shall cooperate with PacifiCare to maintain compliance with such NCQA standards and applicable state and federal law.

            3.10.2 UTILIZATION MANAGEMENT COMMITTEE - Medical Group shall establish and maintain a Utilization Management Committee consisting of at least three (3) Medical Group Physicians. The Utilization Management committee shall meet as frequently as necessary but at least bi-weekly and shall keep minutes of the committee meetings, copies of which shall be made available for review by PacifiCare from time to time upon request. The confidentiality of all such minutes shall be protected to the fullest extent consistent with applicable law. Medical Group agrees that, when appropriate and upon reasonable notice, PacifiCare's Medical Director or a member of the PacifiCare medical services staff may participate in Medical Group Utilization Management Committee meetings during the discussion of matters relating to medical care provided to PacifiCare Members.






            3.10.3 DELEGATION OF ACTIVITIES TO MEDICAL GROUP - PacifiCare shall delegate to Medical Group, and Medical Group agrees to perform, those utilization management and review activities specified in Exhibit K. PacifiCare shall have the right to revoke the delegation of any or all of the utilization management activities specified in Exhibit K in the event of Medical Group's material failure to comply with the terms of Section 3.10 and the subsections thereto. In such event, Medical Group shall continue to be bound by the other provisions of this Section 3.10 regarding utilization management and shall assist and cooperate with PacifiCare in utilization management activities.

            3.10.4 COOPERATE WITH OVERSIGHT AND MONITORING ACTIVITIES - Medical Group shall cooperate with PacifiCare in PacifiCare's ongoing monitoring, oversight and assessment of Medical Group's performance of delegated utilization management and review activities through monthly, quarterly and/or annual reports, meetings and on-site audits and assessments of Medical Group. Medical Group shall maintain utilization management information in a form acceptable to PacifiCare, permit PacifiCare to review and copy utilization management files, cooperate with PacifiCare in any and all on-site visits and make records available to PacifiCare upon request and as required by NCQA and applicable state and federal law.

            3.10.5 MEDICAL CARE CRITERIA - Medical Group shall consider the criteria for medical care that are established or approved by PacifiCare's Quality Improvement Committee and/or Medical Director as a reference in determining appropriate lengths of stay for hospitalized Members or appropriate utilization patterns for Referrals.

            3.10.6 HOSPITAL ADMISSIONS - Whenever a Medical Group Physician determines that a Member requires Hospital Services that are not Emergency Services, the Medical Group Physician shall arrange for such Hospital Services through the Medical Group's Utilization Management Committee and its utilization review program. Medical Group Physicians shall not serve as admitting physicians for any Members without such prior approval, except in the event Emergency Services are required. If a Medical Group Physician admits a Member to a Hospital for Emergency Services, Medical Group shall notify PacifiCare of such admission within twenty-four (24) hours or as soon as possible, but in no event later than the next business day after treatment or admission. Admissions for Emergency Services or Urgently Needed Services shall be made to Participating Hospitals, if possible.

            3.10.7 REFERRALS - Medical Group shall refer Members for Medically Necessary specialty care only to Specialist Physicians who are Participating Providers, and only upon the prior approval of the Utilization Management Committee. Medical Group shall comply with all Referral procedures developed by PacifiCare as set forth in the Provider Manual prior to Referring a Member to a Specialist Physician or other Referral Provider.

      3.11 CONFORMANCE REQUESTS AND CORRECTIVE ACTION - Medical Group shall investigate and, when warranted, take appropriate corrective action to address and resolve quality of care and other problems involving Medical Group Physicians that are brought to Medical Group's attention through its internal procedures, by PacifiCare in writing or through audits conducted by HCFA, OMAP or the D.C.B.S. Medical Group shall develop a written corrective action plan whenever PacifiCare's Quality Improvement Committee issues a Conformance Request finding that inappropriate or substandard Covered Services have been provided or Covered Services that should have been provided have not been provided by Medical Group or a Medical Group Physician. Upon Medical Group's request, PacifiCare shall assist Medical Group in the formulation of such corrective action plans and remedial procedures. Medical Group's corrective action plan must address procedures for curing any deficiencies reasonably identified by PacifiCare and must provide for completion of the corrective action plan within the time frames reasonably established by PacifiCare, as set forth in the Provider Manual or the Conformance Request. PacifiCare shall issue Conformance Requests within its discretion and shall have no obligation to issue a Conformance Request prior to providing notice of termination.

      3.12 CATASTROPHIC CASE MANAGEMENT - Medical Group and PacifiCare recognize the need to manage Catastrophic Cases effectively. Medical Group shall report known Catastrophic Cases to PacifiCare immediately. Medical Group agrees that PacifiCare's Medical Director or his or her designee may be involved in the coordination of Catastrophic Cases. Medical Group shall allow the PacifiCare Medical Director and PacifiCare health services personnel to perform concurrent review of Catastrophic Cases. Detailed procedures for Catastrophic Case management shall be mutually determined by the parties based upon Medical Group's determination of the Member's transferability. Medical Group shall fully assist PacifiCare upon request by providing information necessary to the transfer of Members into regional centers for care of Catastrophic Cases.

      3.13 CLAIMS PROCESSING - Medical Group shall be responsible for the timely payment of claims for Capitated Services to Medical Group Physicians and Referral Providers who provide Covered Services to Members pursuant to Medical Group Subcontracts and to Non-Participating Providers who provide Covered Services to Members. Medical Group shall pay claims under the terms set forth in Subsections 3.13.1 through 3.13.2 below, and as described in the Delegated Section of the Provider Manual, incorporated herein.

            3.13.1 PAYMENTS TO PROVIDERS - For purposes of this Agreement, timely payment shall mean payment by the earlier of (i) thirty (30) days after Medical Group's receipt of a clean claim, or (ii) such other period as is specified by applicable state or federal law or regulation (3) the time specified in the applicable Medical Group Subcontract. For purposes of this
Section 3.13.1 and Section 3.13.2, a clean claim is one in which Medical Group has received the complete claim and all information necessary to determine liability for the claim. Medical Group shall provide, at PacifiCare's request, claims reports in a form to be mutually agreed upon by the parties.

            3.13.2 MEMBER CLAIMS - Medical Group shall pay clean claims for emergency services or other covered services for which a Member has been billed by the earlier of (i) thirty (30) days after receipt of a claim or, (ii) such other period as is specified by applicable state or federal law or regulation. If the claim is contested by Medical Group, Medical Group shall notify the Member that the claim is contested within the time period specified in this
Section 3.13.2 and shall provide PacifiCare with a copy of the notice. The notice shall identify the portion of the claim that is contested and the specific reasons for contesting the claim.

            3.13.3 PACIFICARE ASSUMPTION OF CLAIMS PAYMENT - Upon reasonable notice to Medical Group, Medical Group shall permit PacifiCare to conduct on-site audits to determine Medical Group's compliance with this Section 3.13. In the event Medical Group materially fails to timely adjudicate claims (either pay or deny) and fails to cure such failure within thirty (30) days of the receipt of written notice from PacifiCare, in addition to exercising any other remedies it may have under this Agreement, PacifiCare may elect to assume Medical Group's processing and payment obligations and charge Medical Group a reasonable administrative fee for such services based on a negotiated rate or amount. In such event, PacifiCare shall deduct the claims paid from Medical Group's Capitation Payment.

      3.14 NON-DISCRIMINATION - Medical Group and the Medical Group Physicians shall not unlawfully discriminate against any Member or any employee or applicant for employment because of race, religion, color, national origin, ancestry, physical handicap, medical condition, marital status, age (over 40), sex, or sexual orientation. Medical Group and the Medical Group Physicians shall comply with Title VI of the Civil Rights Act of 1964, Section 504 of the Rehabilitation Act of 1973 Title IX of the Education Amendments of 1972, Section 654 of the Omnibus Budget Reconciliation Act of 1981, the Americans with Disabilities Act of 1990 and any other applicable federal or state anti-discrimination laws and the regulations, guidelines and standards promulgated or adopted thereunder. In addition, Medical Group and the Medical Group Physicians shall not discriminate against any Members on the basis of income level or the fact that the Member is a Member of a prepaid health care service plan or a beneficiary of the Medicare or Medicaid program. Medical Group and the Medical Group Physicians shall not refuse or fail to provide Covered Services in their usual and customary manner to any Member, nor attempt to disenroll any Member, because of a disability or any condition that is a direct result of the disability or on the basis of any of the other discriminatory criteria set forth in this Section 3.14. Medical Group shall include the requirements of this section in each Medical Group Subcontract.

      3.15 RECIPROCITY AGREEMENTS - Medical Group shall accept non-Emergency or specialty Referrals from other Participating Providers and PacifiCare shall use good faith efforts to require such other Participating Providers to accept
non-Emergency or specialty Referrals  from Medical Group.   Payment  for the
foregoing Referrals shall be no greater than eighty percent (80%) of Medical Group's Prevailing Rates for Commercial Members or, for Secure Horizons Members and OMAP Members, at the Medicare-allowable rates, as long as all claims for authorized Medical Services are paid within thirty (30) days of the
date  of  initial  billing.   Medical  Group  shall  provide  Medical  Services,
including Emergency Services and Urgently Needed Services, to Members enrolled in the health benefit plans of PacifiCare affiliates or subsidiaries located in other states at the payment rates set forth in this Section 3.15.

      3.16 OTHER CONTRACTUAL COMMITMENTS - Medical Group represents and assures PacifiCare that contractual commitments to other health care service contractors, health maintenance organizations, competitive medical plans and other managed care entities shall not restrict or impair Medical Group from performing its duties under this Agreement.

      3.17 DISSEMINATION OF INFORMATION - Medical Group agrees that PacifiCare may use Medical Group's name, address and telephone number as well as the names, addresses, telephone numbers and specialties of the Medical Group Physicians in PacifiCare's informational materials distributed to Members, including the PacifiCare Participating Provider Directory. Medical Group shall obtain the prior written consent of PacifiCare prior to using PacifiCare's name in any of Medical Group's promotional, marketing or advertising materials or for any other reason.

      3.18 MEDICAL GROUP SUBCONTRACTS - Medical Group shall enter into Medical Group Subcontracts with all Medical Group Physicians who are independent contractors and all Specialist Physicians and other Referral Providers regularly utilized as part of Medical Group's Referral system. Medical Group shall utilize written agreements which are consistent with the terms of this Agreement, in compliance with all applicable state and federal laws and regulations and all requirements in the HCFA Agreement and OMAP Agreement which are applicable to subcontractors of PacifiCare, and which have been approved by PacifiCare. Notwithstanding the existence of the Medical Group Subcontracts, Medical Group shall remain responsible for satisfying the obligations set forth in this Agreement.

      Medical Group shall provide PacifiCare with a copy of each standard form Medical Group Subcontract used in arranging services for Members. Within thirty
(30) days of execution of a new Medical Group Subcontract or amendment to an existing subcontract, Medical Group shall provide to PacifiCare a copy of the signature page and any amended provisions, including the term dates. Financial terms shall be provided if necessary for PacifiCare to properly adjudicate claims or at Medical Group's discretion. Upon request, Medical Group shall make all executed Medical Group Subcontracts available for review to the D.C.B.S., HCFA or OMAP.

      In addition to any and all other provisions required to be included in Medical Group Subcontracts by this Agreement, all Medical Group Subcontracts shall require the Medical Group Physician or other subcontracting provider to make all applicable books and records available at all reasonable times for inspection, examination or copying by PacifiCare, HCFA or OMAP, and to retain such books and records for a term of at least five (5) years from the close of the fiscal year in which the Medical Group Subcontract is in effect.

            3.18.1 SPECIAL RATE AGREEMENT - Medical Group shall submit written special rate agreements for any services payable under the Hospital

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Control Program to PacifiCare for purposes of notification and claims adjudication. Special rate agreements include special provider rates for a specific Member, as well as rates that apply to all Members.

      3.19 MEDICAL GROUP MEDICAL DIRECTOR - Medical Group shall designate a Medical Group Physician to act as Medical Director for the PacifiCare Health Plan program within the Medical Group. The Medical Group Medical Director shall be responsible for providing medical management leadership within the Medical Group. The duties of Medical group's Medical Director shall include, but are not limited to: (i) overseeing the operation of the Medical Group Utilization Management Committee; (ii) overseeing orientation and ongoing education of Medical Group Physicians regarding the PacifiCare Health Plan and its philosophy, goals, benefit provisions, policies and procedures on an ongoing basis; (iii) overseeing operation of the Medical Group Quality Improvement Committee; (iv) monitoring the performance of the Medical Group Physicians and staff under the PacifiCare Health Plan for effective management of medical care and maintenance of satisfactory Member relations; and (v) managing disputes that may arise between Medical Group Physicians and Members regarding issues of coverage and care. Medical Group's Medical Director's role may be divided between more than one Medical Group Physician. Other duties may be assigned to the Medical Group Medical Director only by mutual agreement between Medical Group and PacifiCare.


      3.20 PARTICIPATE IN PACIFICARE RISK-SHARING PROGRAMS - Medical Group shall participate in and assume the rights and responsibilities of the following PacifiCare risk-sharing programs, if applicable:

            3.20.1 INDIVIDUAL STOP-LOSS PROGRAM - Medical Group agrees not to participate in the ISL program with PacifiCare.

            3.20.2 HOSPITAL CONTROL PROGRAM - As an incentive for the provision of Covered Services to Members in a cost-efficient manner, Medical Group shall participate in the Hospital Control Program as provided in (i) Exhibit E1 for the Commercial Health Plan, and (ii) Exhibit E2 for the Secure Horizons Health Plan.

            3.20.3 LOW ENROLLMENT GUARANTEE PROGRAM - Medical Group shall participate in the Low Enrollment Guarantee Program as provided in (i) Exhibit F1 for the Commercial Health Plan, and (ii) Exhibit F2 for the Secure Horizons Health Plan.

            3.20.4 PRESCRIPTION SERVICES PROGRAM - Medical Group shall participate in the Prescription Services Program as provided in (i) Exhibit G1 for the Commercial Health Plan, and (ii) Exhibit G2 for the PacifiCare Medicaid Plan.

      3.21 PACIFICARE POINT-OF-SERVICE PLAN - Medical Group shall provide Covered Services to Members of the PacifiCare Point-of-Service Plan under the terms and conditions of this Agreement and as further specified in Exhibit H.

      3.22 EXCEPTIONAL NEEDS CARE COORDINATION - Medical Group shall ensure the provision of Exceptional Needs Care Coordination ("ENCC") to OMAP Members who are aged, blind and disabled in accordance with the requirements set forth in Oregon Administrative Rules (OAR) 410-141-405.

      3.23 OMAP REQUIREMENTS - Pursuant to the terms of the OMAP Agreement, OMAP requires that the following provisions be included in this Agreement:

            (a) If the sums payable to Medical Group under this Agreement exceed one hundred thousand dollars ($100,000), Medical Group shall comply with the applicable standards, orders or requirements issued under Section 306 of the Clean Air Act (42 U.S.C. Section 1857(h)), Section 508 of the Clean Water Act (33 U.S.C Section 1386), Executive Order 11738 and Environmental Protection Agency ("EPA") regulations (40 CFR Part 15), which prohibit the use of facilities included on the EPA List of Violating Facilities. Any violations shall be reported to OMAP, HHS and the EPA Assistant Administrator for Enforcement (EN-329).

            (b) Medical Group shall comply with any applicable mandatory standards and policies relating to energy efficiency which are contained in the State energy conservation plan issued in compliance with Energy Policy and Conservation Act (Title III, Part C, Public Law 94-165).

            (c) If the sums payable to Medical Group exceed ten thousand dollars ($10,000), Medical Group shall comply with Executive Order 11246, entitled "Equal Employment Opportunity," as amended by Executive Order 11375, and as supplemented in Department of Labor regulations (41 CFR Part 60).

            (d) Medical Group shall also comply with the requirements of the federal Patient Self Determination Act (codified in 42 CFR Part 489, Subpart I) and Oregon Revised Statute 127, as amended, pertaining to advance directives.

            (e) Medical Group and any laboratories used by Medical Group shall comply with the Clinical Laboratory Improvement Amendments (CLIA 1988) which require the following: (a) all laboratory testing sites providing services under this Agreement shall have either a CLIA certificate of waiver or a certificate of registration along with a CLIA identification number. Those laboratories with certificates of waiver shall provide only the eight (8) types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

            (f) Medical Group certifies, to the best of Medical Group's knowledge and belief, that:

                  i. No federally appropriated funds have been paid or will be paid, by or on behalf of Medical Group, to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan or cooperative agreement.

                  ii. If any funds other than federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with this federal contract, grant, loan, or cooperative agreement, Medical Group agrees to complete and submit Standard Form-LLL "Disclosure Form to Report Lobbying" in accordance with its instructions.

                  iii. Medical Group shall require that the language of this certification be included in the Medical Group Subcontracts or any other subcontracts and that all Medical Group Physicians or other subcontractors shall certify and disclose accordingly.

                  iv. Medical Group is solely responsible for all liability arising from a failure by Medical Group to comply with the terms of this certification. Additionally, Medical Group promises to indemnify OMAP for any damages suffered by OMAP as a result of Medical Group's failure to comply with the terms of this certification.

                  v. This certification is a material representation of fact upon which reliance was placed when this Agreement was made or entered into. Submission of this certification is a prerequisite for making or entering into this Agreement imposed by Section 1352, Title 31, United States Code.

4.    DUTIES OF PACIFICARE

      4.1 ADMINISTRATION - PacifiCare shall perform all administrative, accounting, enrollment, eligibility verification and other functions necessary to the administration and operation of the various PacifiCare Health Plans and this Agreement. PacifiCare shall provide, at its sole expense, all personnel, facilities and equipment (including computer hardware and software) required to enable PacifiCare to perform all such duties and functions in an accurate and reasonably prompt manner.

      4.2 BENEFIT INFORMATION - PacifiCare shall apprise all Members concerning the type, scope and duration of benefits and Covered Services to which Members are entitled under the applicable PacifiCare Health Plan. PacifiCare shall maintain sufficient personnel and facilities to enable PacifiCare to respond in a reasonably prompt manner to all inquiries by Members and Medical Group concerning benefits and coverage.

      4.3 ASSIST MEDICAL GROUP - PacifiCare shall assist and cooperate with Medical Group in the development and implementation of procedures necessary to carry out the provisions of this Agreement.

      4.4 PROVISION OF DATA - PacifiCare shall provide Medical Group with management information, statistical and other data reasonably necessary to carry out the terms and conditions of this Agreement and for the operation of the PacifiCare Health Plans. Such data includes, but is not limited to, a written report, furnished to Medical Group within sixty (60) days after the end of each quarter, reflecting the utilization of Medical Services and Hospital Services by Medical Group Members.

      4.5 ELIGIBILITY LISTS - PacifiCare shall maintain, update and distribute to Medical Group, no later than the tenth (10th) day of each month, an Eligibility List identifying for each month all Members who have selected or been assigned to Medical Group and for whom Medical Group shall receive a monthly Capitation Payment. Eligibility Lists shall be provided to Medical Group in a mutually agreeable print and/or electronic data transmission format. Such Eligibility List shall be accurate to the best of PacifiCare's ability based upon information made available to PacifiCare by Subscriber Groups, HCFA and OMAP as of a time not more than fifteen (15) days prior to the day the Eligibility List is forwarded to Medical Group.

      4.6 CREDENTIALING, QUALITY IMPROVEMENT AND UTILIZATION MANAGEMENT PROGRAMS - PacifiCare shall establish and administer a credentialing, recredentialing and peer review program, quality management and improvement program and utilization management program in compliance with applicable state and federal law and NCQA standards. PacifiCare shall perform ongoing monitoring and oversight to assess Medical Group's performance of any and all credentialing, quality improvement and utilization management activities delegated to Medical Group under this Agreement, including but not limited to, monthly, quarterly and/or annual reports, meetings and on-site audits of Medical Group to assure compliance with the standards required by PacifiCare's Quality Improvement Committee, the D.C.B.S., HCFA, OMAP and the NCQA.

      4.7 MEDICAL DIRECTOR - PacifiCare shall retain a physician licensed to practice medicine in the State of Oregon to serve as its Medical Director. PacifiCare's Medical Director, in consultation with the PacifiCare Quality Improvement Committee, shall be responsible for: (i) all final medical and mental health decisions relating to coverage or payment made pursuant to this Agreement; (ii) all final recommendations regarding the Medical Necessity or appropriateness of Covered Services or the site at which such services are provided; and (iii) supervising the standards of professional medical care, quality and utilization for Covered Services provided or arranged under the PacifiCare Health Plan.

      4.8 SERVICES RENDERED TO INELIGIBLE PERSONS OR NONASSIGNED MEMBERS - PacifiCare shall pay Medical Group for Covered Services provided to an ineligible person or to Members who have designated a Participating Provider other than Medical Group as the Member's Primary Care Physician if such ineligible person or such non-assigned Member was listed as a Medical Group Member on the most current Eligibility List provided to Medical Group or was confirmed verbally by PacifiCare as being an eligible Member or a Medical Group Member. Medical Group shall submit proof to PacifiCare of having billed the ineligible person or the person's legal guardian at least twice not less than thirty (30) days apart. Within thirty (30) days following submission of proof of billing, PacifiCare shall pay Medical Group eighty percent (80%) of the remaining uncollected balance of charges at the Prevailing Rates. If subsequent to payment by PacifiCare, Medical Group receives payment from any source, Medical Group shall reimburse PacifiCare for any amount by which the total payments received exceed one hundred percent (100%) of Medical Group's Prevailing Rates.

      4.9 MEDICAL GROUP SUBCONTRACTS - When PacifiCare makes payments directly to health care providers for Covered Services rendered to Medical Group Members pursuant to special rate agreements provided to PacifiCare pursuant to Section 3.18.1, it shall make them in accordance with such contract rates. PacifiCare shall not charge Medical Group more than Medical Group's share of the Medical Group contract rate on account of Covered Services provided by health care providers under such contracts with Medical Group.

      4.10 LIMITATION UPON TERMINATION OF HOSPITAL - PacifiCare may not terminate without cause any Participating Hospital or other health facility with which PacifiCare maintains a written agreement to provide Hospital Services to Members and at which Medical Group Physicians serve as admitting physicians for Members without the prior written consent of Medical Group.
For purposes of this Section 4.10, termination for cause shall include: (i) termination for lack of financial resources as evidenced by financial records of Participating Facility or repeated failures to pay valid outstanding debts, (ii) failure to provide Hospital Services according to the standards required by PacifiCare's Quality Improvement Committee, (iii) failure to provide Hospital Services to Members in accordance with a written agreement with PacifiCare, (iv) failure to maintain licensure, certification, insurance or quality standards as required by a written agreement with PacifiCare; or (v) breach of a material term, covenant or condition and subsequent failure to cure in accordance with a written agreement with PacifiCare.

      4.11 ASSIGNMENT OF MEMBERS - During the term of this Agreement, PacifiCare shall include Medical Group's name in all materials provided to Members, potential Members or purchasers of group coverage that list Participating Providers in the Service Area. Until this Agreement is terminated, Members shall be permitted to select Medical Group as their Primary Care Physician and such selections shall be honored by PacifiCare, subject to
Section 12.2; provided, however, that PacifiCare shall not be required to permit new Members to select Medical Group if Medical Group has failed to comply with a Conformance Request based on capacity, poor access, poor administrative operations or quality of care concerns within a reasonable period of time after receipt of such Conformance Request. PacifiCare shall notify Medical Group before suspending or limiting selection of Medical Group or any Medical Group Physician by new Members.

      4.12 INSURANCE - At all times during the term of this Agreement, PacifiCare shall maintain professional liability insurance and general liability insurance in the minimum amount of ten million dollars ($10,000,000) per occurrence for coverage of PacifiCare and its officers, agents and employees. Such insurance coverage shall include coverage for participants in PacifiCare's quality improvement and peer review committees for claims arising out of their service on such committees. Upon request, PacifiCare shall provide to Medical Group a certificate evidencing such coverage.

      4.13 SERVICE PROVIDED BY PUBLICLY FUNDED AGENCIES - PacifiCare shall enter into written agreements with publicly funded agencies to provide the following Medical Services to OMAP Members: (i) immunizations, and (ii) the diagnosis and treatment of sexually transmitted diseases and other communicable diseases. Medical Group shall not be responsible for the authorization or Referral of OMAP Members to receive the services described in this Section 4.13.

5.    COMPENSATION


      5.1 CAPITATION PAYMENTS - PacifiCare shall pay Capitation Payments to Medical Group for (a) the PacifiCare Commercial Plan, excluding the PacifiCare Point-of-Service Plan, at the rates and according to the procedures set forth in Exhibit C1; (b) the Secure Horizons Health Plan at the rates and according to the procedures set forth in Exhibit C2; and (c) the PacifiCare Medicaid Plan at the rates and according to the procedures set forth in Exhibit C3. Compensation for the PacifiCare Point-of-Service Plan Members shall be at the rates and according to the procedures set forth in Exhibit H. Capitation Payments shall be due and payable by PacifiCare to Medical Group by the tenth (10th) day of each month for the current month's Covered Services based on the current Eligibility List.

      5.2 ADDITIONAL PAYMENTS UNDER PACIFICARE PROGRAMS - PacifiCare and Medical Group shall make additional payments to each other, if any are due, in accordance with the terms of the applicable PacifiCare programs set forth in
Section 3.20 of this Agreement and the sub-sections therein. To the extent that each party owes an amount to the other party under any such risk programs, Medical Group agrees that PacifiCare shall combine the payment of all applicable risk programs such that one aggregate payment is payable to or receivable from Medical Group. In addition, amounts owed to PacifiCare may be offset against future Capitation Payments. A fully detailed accounting of the results of each of the risk programs shall accompany the aggregate payment or notice of amount due.

      5.3 COLLECTION OF COPAYMENTS - To the extent provided under the PacifiCare Commercial Plan or Secure Horizons Health Plan, Medical Group may collect any applicable Copayment directly from a Commercial Member or Secure Horizons Member, respectively, at or following the time Covered Services are rendered. Medical Group shall not collect Copayments from OMAP Members under any circumstances.

      5.4   CAPITATION ADJUSTMENTS

            5.4.1 ADJUSTMENTS TO CAPITATION BASED UPON ELIGIBILITY - Subject to Section 5.4.4, PacifiCare shall be entitled to reduce retroactively Capitation Payments made with respect to any Member if the Member is determined to have been ineligible for the month for which the Capitation Payments were made.

            5.4.2 ADJUSTMENTS TO CAPITATION BASED UPON RETROACTIVE HCFA OR OMAP ADJUSTMENTS - PacifiCare shall be entitled to reduce retroactively Capitation Payments made with respect to any Secure Horizons Member any time HCFA reduces retroactively the Monthly HCFA Payment made to PacifiCare on behalf of those Secure Horizons Members. PacifiCare shall be entitled to reduce retroactively Capitation Payments made with respect to any OMAP Member any time OMAP reduces retroactively the Monthly OMAP Payment made to PacifiCare on behalf of those OMAP Members.

            5.4.3 ADJUSTMENTS TO CAPITATION BASED UPON COMPUTER SYSTEM ERRORS OR FOR OTHER REASONS - PacifiCare shall not be entitled to reduce retroactively Capitation Payments for any reason other than as stated in Sections 5.4.1 and 5.4.2, except that PacifiCare shall be entitled to reduce retroactively Capitation Payments made on account of computer system errors or other errors in the calculation of the Capitation Payments to the extent and only to the extent the reduction exceeds five percent (5%) of the Capitation Payments made during the month the error occurred.

            5.4.4 TIME LIMIT ON ADJUSTMENTS - No Capitation Payment shall be reduced at a time more than six (6) months after the end of the month during which the Capitation Payment was made, and no Capitation Payment shall be reduced at a time more than three (3) months after the end of the calendar year during which the Capitation Payment was made. This time limit shall not apply to adjustments as described in Section 5.4.2.

            5.4.5 UNDERPAYMENTS - PacifiCare shall pay Medical Group the amount of any Capitation Payment underpayment, or any other underpayment, as soon as it is discovered. If PacifiCare receives health plan premiums for a Member before such Member designates or is assigned to a Primary Care Physician, and Medical Group or a Medical Group Physician is thereafter designated or assigned as the Member's Primary Care Physician, PacifiCare shall pay Medical Group a Capitation Payment on account of such Member effective as of the date on which health plan premiums were first paid on behalf of such Member.

            5.4.6 INTEREST - PacifiCare shall pay Medical Group interest at the ninety (90) day Treasury Bill rate on any underpayment of an amount due under this Agreement from the time the payment was due, provided that if the payment is late on account of a computer system error or other error or on account of a late eligibility determination, interest shall accrue from a time sixty (60) days after the due date. Medical Group shall pay PacifiCare interest at the ninety (90) day Treasury Bill on any adjustment under Sections 5.4.1 through 5.4.3 from a time sixty (60) days after the Capitation Payment was made.

            5.4.7 PAYMENT TERMS - If any adjustment under Sections 5.4.1 through 5.4.3 exceeds twenty percent (20%) of Medical Group's Capitation Payments for the month during which PacifiCare makes a written claim for adjustment, Medical Group shall be entitled to have the amount of the adjustment deducted from its Capitation Payments in three (3) equal amounts over a three
(3) month period.

            5.4.8 DOCUMENTATION - PacifiCare shall furnish Medical Group written documentation in support of Capitation Payments made under this Agreement and any retroactive adjustments to Capitation Payments made under Sections 5.4.1 through 5.4.3. Such documentation shall be in a form that will allow Medical Group easily to reconcile it with standard reports otherwise furnished by PacifiCare under this Agreement. Medical Group or its representatives shall be entitled, at Medical Group's expense, to conduct periodic audits of PacifiCare's calculation of Capitation Payments in order to verify the accuracy of the calculations. In addition, upon Medical Group's request, PacifiCare shall provide Medical Group with an annual accounting accurately summarizing all of the financial transactions between the parties for the contract year.

      5.5 CHANGES IN ACCEPTED TREATMENT - In the event that one or more recognized changes in commonly accepted standards of treatment followed by the preponderance of the medical profession result in the aggregate in an increase in the cost of Medical Services, Medical Group and PacifiCare shall equally share such increase in cost during the term of this Agreement and any Continuing Care Period thereafter. PacifiCare's Medical Director, in consultation with Medical Group and the Quality Improvement Committee, shall initially determine whether a recognized change in commonly accepted standards of treatment followed by the preponderance of the medical profession has occurred and shall determine treatment protocols to be followed by Medical Group. Medical Group may request review of such determinations by PacifiCare pursuant to Section 9.5 or arbitration pursuant to Section 9.7.

      5.6 SPECIAL CONDITIONS FOR EMERGENCY SERVICES - If Medical Group directs a Member to use the Emergency Services of a hospital and PacifiCare determines that such direction was inappropriate, PacifiCare may issue a written Conformance Request to Medical Group. The Conformance Request shall serve as notice that all subsequent inappropriate referrals may have a penalty applied. If Medical Group thereafter makes an inappropriate referral for Emergency Services of a hospital, PacifiCare may deduct the professional component of the PacifiCare payment from Medical Group's Capitation Payment as a penalty for improper referral. Medical Group may request review of any determination by PacifiCare pursuant to this section by the PacifiCare Quality Improvement Committee.

      5.7 OMAP HOLD HARMLESS PROVISION - When providing Covered Services to OMAP Members, Medical Group agrees to hold harmless (a) the State of Oregon and OMAP and (b) OMAP Members in the event PacifiCare fails or is unable to pay for Covered Services provided or arranged by Medical Group pursuant to this Agreement. Medical Group shall include the requirements set forth in this
Section 5.7 in each Medical Group Subcontract.

      5.8 COORDINATION OF BENEFITS - PacifiCare shall cooperate with and support, as mutually agreed upon by the parties, Medical Group's coordination of benefits rights consistent with the requirements of Sections 5.8.1 and 5.8.2 below.

            5.8.1 PACIFICARE IS PRIMARY - If a Member possesses health benefits coverage through another policy which is secondary to PacifiCare under applicable coordination of benefits rules, including the Medicare secondary payor program, Medical Group shall accept payment from PacifiCare for Covered Services as provided herein as full payment for such Covered Services, except for applicable Copayments. Member shall have no obligation for any Surcharge, regardless of whether secondary insurance is available.

            5.8.2 PACIFICARE IS SECONDARY - If a Member possesses health benefits coverage through another policy which is primary to PacifiCare under applicable coordination of benefits rules, including the Medicare secondary payor program, or if Member is entitled to payment under a workers' compensation policy, Medical Group may pursue payment from the primary payor or workers' compensation carrier consistent with applicable state and federal law and regulations and Medical Group's contract, if any, with the primary payor. In such event, PacifiCare shall have no responsibility to Medical Group other than payment of Capitation Payments.

      5.9 COLLECTION OF CHARGES FROM THIRD PARTIES; SUBROGATION - PacifiCare shall cooperate with and support, as mutually agreed upon by the parties, Medical Group's right to collect from third parties or to pursue subrogation as described in this Section. If Medical Group is entitled to payment from another third party (excluding a workers' compensation carrier or primary insurance carrier under applicable coordination of benefits rules), PacifiCare hereby assigns to Medical Group for collection, any claims or demands against such third parties for amounts due for Covered Services provided by Medical Group pursuant to this Agreement, subject to the following conditions:

            (a) To the extent liens are utilized, Medical Group shall utilize lien forms approved in advance by PacifiCare. PacifiCare shall not unreasonably withhold such approval.

            (b) Medical Group shall provide a copy to PacifiCare upon requesting a lien from a Member and shall provide notice to PacifiCare upon initiation of a subrogation claim relating to Covered Services provided to a Member. Medical Group shall notify PacifiCare each time it pursues and each time it obtains a signed lien from a Member.

            (c) Medical Group shall not commence any legal or equitable action against a third party to collect charges as described in this section without obtaining the prior written consent of PacifiCare. It is agreed that reasonable collection or demand letters shall not constitute the commencement of legal or equitable action. Under no circumstances shall Medical Group commence any legal or equitable action against a Member to obtain payment for Covered Services.

            (d) Medical Group shall defend, indemnify and hold PacifiCare harmless for all actions by Medical Group pursuant to this section.

            (e) PacifiCare may rescind such assignment in total or on a claim-by-claim basis by providing written notice of rescission to Medical Group.

6.    TERM AND RENEWAL OF AGREEMENT

      6.1 TERM - The initial term of this Agreement shall be twelve (12) months commencing on January 1, 1996 (the "Commencement Date"), unless terminated earlier as provided in Section 7 of this Agreement. The term of this Agreement shall automatically renew for an additional twelve (12) month term on each successive anniversary of the Commencement Date, unless terminated earlier as provided in Section 7.

      6.2 NEGOTIATION - Until renewal of the initial term and any subsequent term, the rates of compensation specified in this Agreement shall apply unless otherwise mutually agreed upon by the parties in writing. If adjustments to any terms under negotiation cannot be agreed upon by the parties by the renewal date, the existing terms shall remain in effect until replaced by a renewed Agreement.

7.  TERMINATION

      7.1 TERMINATION OF AGREEMENT WITHOUT CAUSE - Either party may terminate this Agreement without cause by providing termination notice to the other party at least one hundred and twenty (120) days prior to the annual anniversary of the commencement date of this Agreement.

      7.2 TERMINATION BY MEDICAL GROUP FOR CAUSE - Medical Group shall have the right to terminate this Agreement upon written notice to PacifiCare in the following circumstances:

            (a) REVOCATION OF LICENSE - Immediately upon revocation, suspension, expiration or nonrenewal of PacifiCare's license as a health care service contractor or any other license, certificate or legal authority required to be maintained by PacifiCare in the State of Oregon in order to perform its obligations under this Agreement.

            (b) NON-PAYMENT - PacifiCare's failure to make Capitation or any other payments due to Medical Group hereunder within thirty (30) days of such payment's due date and subsequent failure to cure such non-payment within thirty (30) days after receipt of written notice by PacifiCare of such non-payment.

            (c) BREACH OF MATERIAL TERM AND FAILURE TO CURE - PacifiCare's breach of any material term, covenant or condition of this Agreement and subsequent failure to cure such breach, if curable, within thirty (30) days after receipt of written notice by PacifiCare from Medical Group of such breach. The notice of termination shall contain specific reference to the breaches which constitute cause for termination. If PacifiCare is unable to cure its breach within the thirty (30) day curing period, the Agreement shall terminate thirty
(30) days after the expiration of the curing period. The remedy of such breach within the thirty (30) day notice period shall continue this Agreement for the remaining term, subject to any of the rights of termination contained in this or any other provision of this Agreement.

            (d) INSOLVENCY - Voluntary or involuntary institution of any rehabilitation, receivership, liquidation, bankruptcy or insolvency action or proceeding by or against PacifiCare shall immediately and automatically terminate this Agreement as of the date on which such action or proceeding is instituted, unless within thirty (30) days of such date, Medical Group gives PacifiCare or its duly authorized receiver or representative notice of Medical Group's waiver of this provision.

      7.3 TERMINATION BY PACIFICARE FOR CAUSE - PacifiCare shall have the right to terminate this Agreement or the participation of any Medical Group Physician immediately upon written notice to Medical Group in the following circumstances:

            (a) LOSS OF LICENSE - Immediately upon revocation, suspension or termination of any license, certificate or other legal authority required to be maintained by Medical Group or the applicable Medical Group Physician in the State in order to perform the services required under this Agreement or failure to obtain or renew such license, certificate or authority.

            (b) DEFICIENCIES IN QUALITY OF CARE - Medical Group's, or any Medical Group Physician's, failure to provide or arrange Covered Services to Members in accordance with the quality of care standards set forth in this Agreement as reasonably determined by the PacifiCare Quality Improvement Committee, and subsequent failure to correct such deficiencies within thirty
(30) days after receipt of written notice by PacifiCare of such deficiencies. The notice of termination shall contain specific reference to the quality of care deficiencies that support the Quality Improvement Committee's finding and that constitute cause for termination. PacifiCare reserves the right to immediately withdraw from Medical Group, or any Medical Group Physician, any or all the Members assigned to Medical Group or the applicable Medical Group Physician if Covered Services are not being provided according to the standards required by this Agreement and/or the health, safety or welfare of Members is endangered by the continued provision of Covered Services by Medical Group or the applicable Medical Group Physician, as reasonably determined by PacifiCare's Quality Improvement Committee.

            (c) BREACH OF MATERIAL TERM AND FAILURE TO CURE - Medical Group's, or any Medical Group Physician's, breach of any material term, covenant or condition of this Agreement and subsequent failure to cure such breach, if curable, within thirty (30) days after receipt of notice by PacifiCare from Medical Group of such breach.

            (d) FINANCIAL FAILURE - PacifiCare's reasonable determination of Medical Group's anticipated inability to provide or arrange for Medical Services as described herein due to the likelihood of Medical Group's lack of financial resources, other than due to PacifiCare's non-payment of amounts due to Medical Group hereunder, as evidenced by Medical Group financial records or Medical Group's repeated failure to pay valid outstanding debts. If Medical Group has furnished Certified Financial Statements to PacifiCare, PacifiCare's determination that Medical Group lacks adequate financial capacity shall be based upon an analysis of such financial statements. Failure of Medical Group to provide reasonable evidence and assurances of financial stability and capacity to perform under this Agreement within fifteen (15) days after receipt of notice of the determination from PacifiCare shall result in termination of this Agreement at the end of the fifteen (15) day period.

      7.4 TERMINATION OF HCFA AGREEMENT OR PARTICIPATION IN SECURE HORIZONS HEALTH PLAN - The obligations of PacifiCare and Medical Group with respect to the Secure Horizons Health Plan shall immediately terminate upon the termination or nonrenewal of the HCFA Agreement. Such termination of obligations shall be accomplished by delivery of written notice to Medical Group of the date upon which termination shall become effective. Termination or nonrenewal of the HCFA Agreement shall not otherwise affect the obligations of either party under this Agreement. In addition, either PacifiCare or Medical Group may terminate Medical Group's participation in the Secure Horizons Health Plan only and the portions of this Agreement related to the

Secure Horizons Health Plan only, without affecting the remainder of the Agreement, by providing sixty (60) days prior written notice of such termination. In the event of such termination, the Continuing Care Period set forth in Section 3.6 shall apply for Secure Horizons Members only.

      7.5 TERMINATION OF MEDICAID AGREEMENT OR PARTICIPATION IN PACIFICARE MEDICAID PLAN - The obligations of PacifiCare and Medical Group with respect to the PacifiCare Medicaid Plan shall immediately terminate upon the termination or nonrenewal of the Medicaid Agreement with OMAP. Such termination of obligations shall be accomplished by delivery of written notice to Medical Group of the date upon which termination shall become effective. Termination or nonrenewal of the Medicaid Agreement with OMAP shall not otherwise affect the obligations of either party under this Agreement. In addition, either PacifiCare or Medical Group may terminate Medical Group's participation in the PacifiCare Medicaid Plan only and the portions of this Agreement related to the PacifiCare Medicaid Plan only, without affecting the remainder of the Agreement, by providing sixty (60) days' prior written notice of termination to the other party. In the event of such termination, the Continuing Care Period set forth in Section 3.6 shall apply for OMAP Members only.

      7.6 NOTIFICATION OF OMAP OF AMENDMENT OR TERMINATION - PacifiCare shall notify OMAP in the event of an amendment or termination of this Agreement. Notice shall be given by letter deposited in the U.S. Postal Service as first class postage prepaid registered mail addressed to the following:

            Oregon Department of Human Resources,
            Human Resources Building
            Office of Medical Assistance Programs
            500 Summer Street NE
            Salem, Oregon 97310-1014

      7.7 REPAYMENT UPON TERMINATION - Within one hundred eighty (180) days after the termination of this Agreement and any Continuing Care Period as provided in Section 3.6, an accounting shall be made by PacifiCare of monies due and owing either party and payment shall be forthcoming to settle such balance within thirty (30) days of such accounting. Either party may request an independent audit of PacifiCare's accounting by a mutually acceptable independent certified public accountant and such audit shall be paid for by the requesting party. The parties agree to abide by the findings of such independent audit. Appropriate payment by the appropriate party, if any, shall be made within thirty (30) days of such independent audit.

      7.8 TERMINATION NOT AN EXCLUSIVE REMEDY - Any termination by either party pursuant to this Section 7 shall not be an exclusive remedy, and such terminating party may seek whatever action in law or equity as may be necessary to enforce its rights under this Agreement.

8.    RECORDS, CONFIDENTIALITY. RIGHT TO INSPECT, ENCOUNTER DATA

      8.1 MAINTENANCE OF RECORDS - PacifiCare, Medical Group and the Medical Group Physicians shall maintain such records and information as reasonably necessary for the proper administration and operation of the PacifiCare Health Plans in accordance with state and federal law, as further specified in Sections
8.1.1 through 8.1.3 below. The obligations created by this Section 8.1 shall survive termination of this Agreement without regard to the cause of termination.

            8.1.1 MEMBER MEDICAL RECORDS - Medical Group and the Medical Group Physicians shall maintain Member medical records and related treatment information in such form and containing such information as necessary to comply with applicable state and federal law, including but not limited to, medical histories, medical charts, records and reports from Specialist Physicians and other Referral Providers, hospital discharge summaries, records of Emergency Services and any other information necessary to disclose the quality, appropriateness and timeliness of Covered Services provided to Members under this Agreement. Medical Group shall make available to PacifiCare, upon reasonable notice, such pertinent sections of Member medical records for the purposes of conducting quality assurance and utilization review or for handling and resolving Member grievances and appeals.

            8.1.2 FINANCIAL RECORDS - Medical Group shall also maintain books of account and records documenting all financial transactions and all direct and indirect costs expended in the delivery of Covered Services to Members under this Agreement, in such form and containing such information as required by applicable state and federal law. Medical Group shall keep and maintain all accounting books and financial records on a current basis in accordance with general accepted accounting principles and standards for book and record keeping.

            8.1.3 RETENTION OF RECORDS - Medical Group and the Medical Group Physicians shall retain all Member medical records, accounting books and financial records for a period of at least three (3) years after final payment is made under this Agreement and all pending matters are closed. In the event that OMAP, HCFA, HHS or other authorized governmental regulatory agency commences an audit, investigation, litigation or other action involving the records of PacifiCare, Medical Group or the Medical Group Physicians before the end of the three (3) year period, the records shall be retained until all issues arising out of the audit, investigation, litigation or other action are resolved or until the end of the three (3) year period.

            8.1.4 COPYING CHARGES - Copies of records required by OMPRO will be billed to PacifiCare at the OMPRO copy reimbursement rate of five cents
(5 cents) per page. Copies of records required for utilization management or quality improvement review shall be at Medical Group's expense.

      8.2 RIGHT TO INSPECT - Medical Group and the Medical Group Physicians shall provide access at reasonable times upon demand to PacifiCare, the D.C.B.S., HCFA, HHS, OMAP, the Comptroller General of the United States or any authorized governmental agency, to inspect, evaluate or audit the facilities, books and records of Medical Group and the Medical Group Physicians directly relating to the performance of this Agreement and the Covered Services provided to Members, including but not limited to, all phases of professional and ancillary medical care provided to Members, Member medical records (subject to the confidentiality restrictions set forth in Section 8.3 below), financial records pertaining to the cost of operations and income received by Medical Group for Covered Services rendered to Members and any other records or information necessary to disclose the cost, performance, compliance, quality, appropriateness and timeliness of Covered Services provided to Members under this Agreement and the capacity of Medical Group to bear the risk of potential financial losses. Such inspections or audits shall be conducted in accordance with applicable federal and state law. Only Member medical records for the period during which the Member is enrolled in a PacifiCare Health Plan shall be subject to the inspection rights provided in this Section 8.2.

      The right of HCFA, HHS, the Comptroller General of the United States, OMAP or the D.C.B.S. to inspect, evaluate and audit the facilities, books and records of Medical Group shall extend through at least three (3) years after final payment or settlement is made under this Agreement or any Medical Group Subcontract and all pending matters are closed. If an audit, litigation or other action involving the records is commenced by OMAP prior to the end of the three (3) year period, the records shall be retained until all issues arising out of the action are resolved or until the end of the three (3) year period, whichever is later. Medical Group shall comply with any requirements or directives issued by PacifiCare or governmental authorities as a result of any
such inspection, evaluation or audit.   The obligations created by this Section
8.2 shall survive termination of the Agreement without regard to the cause of termination of this Agreement.

      8.3 CONFIDENTIALITY OF RECORDS - PacifiCare and Medical Group and the Medical Group Physicians shall maintain the confidentiality of all Member medical records and related treatment information in accordance with applicable state and federal laws. To the extent required by law, PacifiCare and Medical Group shall obtain a specific written authorization from Member prior to releasing Member's medical records.

      Subject to the requirement of 42 Code of Federal Regulations Part 431, Subpart F, Medical Group and the Medical Group Physicians shall not use, release or disclose any information concerning a Secure Horizons Member or OMAP Member for any purpose not directly connected with the administration of PacifiCare's, HCFA's or OMAP's responsibilities under this Agreement or under Title XIX of the Social Security Act, except upon the written consent of the Secure Horizons Member or OMAP Member or his or her attorney or legally responsible parent or guardian. Medical Group and the Medical Group Physicians shall establish and maintain procedures and safeguards to ensure that their officers, agents, employees or subcontractors with access to Secure Horizons Member or OMAP Member records understand and comply with this confidentiality provision.

      8.4 ENCOUNTER DATA - Medical Group shall maintain and provide to PacifiCare, on or about the fifteenth (15th) day of each month, the utilization and other statistical data and reports pertaining to all Covered Services provided to Members by Medical Group Physicians during the preceding month as may be required by PacifiCare, HCFA, HHS or OMAP (the "Encounter Data"). Such Encounter Data shall include, but is not limited to, a list of all Covered Services provided to Members by Medical Group Physicians, data and reports related to patient encounters by Medical Group Physicians, Referral activity, laboratory and radiology utilization, utilization of Ancillary Services, Emergency Services, maternity care and such other data or reports as are specified by PacifiCare in the Provider Manual or required by HCFA, HHS or OMAP. The frequency, format and medium of transmission of Encounter Data is described in the Provider Manual. Medical Group shall be responsible for the costs of submission of Encounter Data. No changes in the format or method of submission of Encounter Data that result in increased cost to Medical Group, including increased cost attributable to additional time of Medical Group staff, shall be made without the consent of Medical Group.

      8.5 FINANCIAL STATEMENTS - Medical Group shall provide to PacifiCare, within forty-five (45) days after the close of each calendar quarter, copies of its Certified Financial Statements. Medical Group shall also provide to PacifiCare, within forty-five (45) days after the close of each fiscal year, copies of its audited annual Certified Financial Statements. In addition, Medical Group shall make its Certified Financial Statements available for review, as required, by the D.C.B.S., HCFA, OMAP or any other governmental agency with regulatory or enforcement jurisdiction over PacifiCare, Medical Group or this Agreement.

      8.6 TRANSFER OR COPYING OF RECORDS UPON TERMINATION - Upon termination of this Agreement and the expiration of any Continuing Care Period as provided in Section 3.6 herein, Medical Group shall copy the medical records of all Members who have selected or been assigned to Medical Group and transfer or forward such records to PacifiCare or the Participating Provider designated by PacifiCare who shall be assuming the Member's care following termination, within a reasonable time not to exceed thirty (30) days after request. The cost of copying and transferring such Member medical records shall be shared equally by Medical Group and PacifiCare.

9.    GRIEVANCE AND APPEALS PROCEDURE AND DISPUTE RESOLUTION

      9.1 MEMBER GRIEVANCES AND APPEALS - PacifiCare shall be responsible for resolving Member claims for benefits under the applicable PacifiCare Health Plans and all other claims against PacifiCare. PacifiCare shall resolve such claims utilizing the grievance and appeals procedure set forth in the applicable PacifiCare Health Plan. PacifiCare shall notify Medical Group of any grievance involving a Medical Group Member.

      Medical Group shall assist and cooperate with PacifiCare in the handling of such Member grievances and appeals, consistent with the terms of the PacifiCare grievance and appeals procedure. Medical Group will provide staffing and systems for handling informal grievances brought before Medical Group directly. In the event a written grievance is presented to Medical Group or an oral grievance is presented and not resolved within fifteen (15) days, Medical Group will send such grievance to PacifiCare within two (2) days for handling pursuant to the applicable PacifiCare Health Plan grievance procedure.

      9.2 MEMBER CLAIMS AGAINST MEDICAL GROUP OR MEDICAL GROUP PHYSICIANS - Member claims against Medical Group or a Medical Group Physician for professional negligence or malpractice are not governed by this Agreement. Member and Medical Group may seek any appropriate legal action to resolve such claims deemed necessary. Upon the agreement of the Member and Medical Group, PacifiCare shall make available the applicable PacifiCare Health Plan grievance procedure for resolution of such claims. The PacifiCare grievance and appeals procedure shall not be binding, except upon prior agreement by the parties to the dispute. All other claims or disputes between a Member and Medical Group relating to Covered Services provided under this Agreement and claims for benefits under the PacifiCare Health Plan in which the Member is enrolled shall be resolved pursuant to the PacifiCare grievance and appeals procedure as provided in Section 9.1.

      9.3 PAYMENT DISPUTES INVOLVING MEDICAL GROUP AND REFERRAL PROVIDERS - Should a dispute arise between Medical Group and a Referral Provider concerning a claim for payment for Medical Services rendered to Members, Medical Group or the Referral Provider may submit a written complaint to PacifiCare. PacifiCare shall notify Medical Group of any complaint submitted by a Referral Provider, and Medical Group shall have at least twenty (20) days from receipt of notice to respond and present information. A determination shall be made by the PacifiCare Claims Manager based on a review of the facts by appropriate personnel, including PacifiCare's Medical Director. All such determinations shall be made in accordance with the terms and conditions of any Medical Group Subcontract between Medical Group and the Referral Provider.

If the Medical Group Subcontract provides for arbitration of disputes, Medical Group or the Referral Provider may elect at any time to require resolution of any dispute pursuant to such Medical Group Subcontract, in which event PacifiCare shall have no further involvement in the matter.

      In the event the PacifiCare Claims Manager determines that Medical Group owes any amount to Referral Provider, Medical Group shall: (i) make such payment within thirty (30) days of PacifiCare's determination; (ii) appeal the decision to the Quality Improvement Committee; or (iii) require that the matter be submitted to arbitration in accordance with any applicable arbitration provision in the applicable Medical Group Subcontract. If, following an unappealed decision adverse to Medical Group by the PacifiCare Claims Manager or by the Quality Improvement Committee described in Section 9.6, Medical Group fails to pay the amount due within thirty (30) days, PacifiCare may deduct the amount owed from Medical Group's next monthly Capitation Payment and pay the Referral Provider, unless the matter has been submitted to arbitration for resolution. If the decision of the PacifiCare Claims Manager or the Quality Improvement Committee described in Section 9.6 is adverse to the Referral Provider, notice of the decision shall be given to Medical Group and the Referral Provider. The Referral Provider shall not, under any circumstances, bill the Member for Covered Services. In the event this Agreement has been terminated prior to completion of the procedures set forth in this Section 9.3, and PacifiCare makes payment to a Referral Provider in accordance with this Section 9.3, PacifiCare may seek reimbursement from Medical Group through arbitration as described in
Section 9.7.

      9.4 DENIED SERVICES - The procedures set forth in this Section 9.4 shall apply whenever (i) a Member appeals a denial by Medical Group of the provision of Medical Services or payment for Medical Services provided to Member on the basis of a determination that such Medical Services are not Medically Necessary or are experimental, or (ii) Medical Group appeals a denial by PacifiCare of Medical Services provided to Members or payment for such services as not Medically Necessary or as experimental.

            9.4.1 INITIAL COMPLAINT - Upon receipt of notice of such an appeal, PacifiCare shall promptly notify Medical Group and provide Medical Group with copies of all information submitted by the Member. Within fourteen (14) days after receipt of notice, Medical Group shall submit written or oral information concerning the matter to PacifiCare's Medical Director or his or her qualified designee. PacifiCare's Medical Director or designee shall consider all information provided by Medical Group.

            9.4.2 INITIAL DETERMINATION - PacifiCare's Medical Director or designee shall make an initial determination, in accordance with the terms of this Agreement, regarding whether the Medical Services in dispute are to be provided to Member and whether payment for such Medical Services should be the responsibility of: (i) Medical Group from Capitation Payments; (ii) PacifiCare, with shared risk with Medical Group under the Hospital Control Program described in Exhibit E1 through E3; or (iii) PacifiCare without shared risk with Medical Group.

            9.4.3 REVIEW OF INITIAL DETERMINATION - Medical Group may appeal the decision of PacifiCare's Medical Director or designee to PacifiCare's Quality Improvement Committee. Medical Group shall be given at least ten (10) days notice of the date of the Quality Improvement Committee meeting at which the matter will be considered. A representative of Medical Group may attend the portion of the Quality Improvement Committee meeting addressing the matter, and may present a statement to the committee. The decision of the

Quality Improvement Committee shall be final and binding on PacifiCare and Medical Group.

            9.4.4 OPPORTUNITY TO RESPOND - If at any time following submission of an initial complaint, the Member submits additional information concerning the matter, PacifiCare shall promptly notify Medical Group and provide Medical Group copies of all such information. Medical Group shall be given a reasonable opportunity to respond to any such additional information before any action is taken thereon by PacifiCare.

      9.5   REVIEW COMMITTEE

            9.5.1 COMPOSITION - The PacifiCare Review Committee shall be composed of two representatives of PacifiCare and two representatives chosen by majority vote of PacifiCare's Participating Medical Groups. Two alternate representatives shall be elected by majority vote by such Participating Medical Groups to serve in the event either of the regular members is affiliated with a Medical Group involved or interested in a matter to be considered by the Review Committee or is otherwise unable to participate in review of a matter by the Review Committee. One of the regular representatives and one alternate selected by the Participating Medical Groups shall be physicians involved in some or all of the tasks described in Section 3.11. One of the regular representatives and one alternate so selected shall be administrators of such groups.

            9.5.2 MATTERS SUBJECT TO REVIEW - The Review Committee may consider the following matters upon request of either PacifiCare or Medical Group: (i) transfers of Members to or from Medical Group; (ii) a Conformance Request based on any matters other than clinical patient care concerns; (iii) issues submitted regarding clarification of benefits; (iv) disputes submitted regarding changes in practice standards; or (v) other matters with the consent of Medical Group and PacifiCare.

            9.5.3 PROCEDURE - The party seeking review shall provide written notice to the other party and to each member of the Review Committee of the matter to be reviewed. If a member of the Review Committee is affiliated with Medical Group or is unable to participate, the similarly situated alternate member shall serve. Within fourteen (14) days after the date of the notice, the Review Committee shall meet in person or by conference call to review the matter, except that a meeting involving review of a Member transfer shall be held within seven (7) days after the date of the notice. Representatives of Medical Group and PacifiCare may present information to the committee at such meeting.

            9.5.4 DECISION - At the conclusion of the meeting described in 9.5.3, the Review Committee shall decide the matter by majority vote and shall promptly notify Medical Group and PacifiCare of the result. The decision of the Review Committee shall be binding on both parties unless either party submits the matter to arbitration pursuant to Section 9.7.

      9.6 QUALITY IMPROVEMENT COMMITTEE - Either PacifiCare or Medical Group may request that the PacifiCare Quality Improvement Committee review and make a final decision regarding the following: (i) disputes referred to it pursuant to
Section 9.3, subject to the right of Medical Group or a Referral Provider to require that such dispute be decided pursuant to any applicable arbitration provision included in the applicable Medical Group Subcontract; (ii) questions or disputes pertaining to the Medical Necessity of Covered Services; (iii) any Conformance Request involving clinical patient care matters; or (iv) questions or disputes relating to clarification of benefits. The party requesting review shall do so by written notice to the Quality Improvement Committee and the other party. Both parties shall be notified at least ten (10) days in advance of the date and time of the meeting at which the Quality Improvement Committee will consider the matter and shall have the opportunity to present information to the Quality Improvement Committee at the meeting. The decision of the Quality Improvement Committee shall be binding on both parties unless either party submits the matter to arbitration pursuant to Section 9.7.

      9.7 ARBITRATION - Any controversy, dispute or claim between PacifiCare and Medical Group arising out of the interpretation, performance or breach of this Agreement that has not been resolved pursuant to the dispute resolution procedures otherwise provided for in this Agreement shall be resolved by binding arbitration at the request of either party, in accordance with the rules of the American Arbitration Association. Such arbitration shall occur in Portland, Oregon, unless the parties mutually agree to have such proceeding in some other locale. The arbitrators shall apply Oregon substantive law and federal substantive law where state law is preempted. Civil discovery for use in such arbitration may be conducted in accordance with the provisions of Oregon law, and the arbitrator selected shall have the power to enforce the rights, remedies, duties, liabilities, and obligations of discovery by the imposition of the same terms, conditions and penalties as can be imposed in like circumstances in a civil action by a court of competent jurisdiction in the State of Oregon. The arbitrators shall have the power to grant all legal and equitable remedies and award compensatory damages provided by Oregon law, except that punitive damages shall not be awarded. The arbitrators shall prepare in writing and provide to the parties an award including factual findings and the legal reasons on which the decision is based. The arbitrators shall not have the power to commit errors of law or legal reasoning, and the award may be vacated or corrected pursuant to the term of Oregon law for any such error.

      Notwithstanding the above, in the event either PacifiCare or Medical Group wishes to obtain injunctive relief or a temporary restraining order, such party may initiate an action for such relief in a court of law and the decision of the court of law with respect to the injunctive relief or temporary restraining order shall be subject to appeal only through the courts of law. The courts of law shall not have the authority to review or grant any request or demand for damages or declaratory relief.

10.   NOTICE

      Any notice required or permitted to be given by this Agreement shall be in writing and may be delivered in person or sent by regular, registered or certified mail or U.S. Postal Service Express mail, with postage prepaid, return receipt requested, or by facsimile transmission, to either PacifiCare or Medical Group at the addresses listed below, or at such other addresses as either PacifiCare or Medical Group may hereafter designate to the other:

            To PacifiCare:         PacifiCare of Oregon
                                   Five Centerpointe Drive
                                   Suite 600
                                   Lake Oswego, Oregon 97035-8650

            To Medical Group:      The Corvallis Clinic, P.C.
                                   3680 NW Samaritan Drive
                                   Corvallis, OR 97330

Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or, if no delivery date is shown, the postmark date. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the notice is addressed and mailed with postage prepaid. Notices delivered by U.S. Express mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the notice to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the notice shall be deemed served or delivered upon telephone confirmation of receipt of the transmission, provided a copy is also delivered via delivery or mail.

11.  CONFIDENTIALITY

      11.1 INFORMATION CONFIDENTIAL AND PROPRIETARY TO PACIFICARE - Medical Group agrees to maintain confidential all information designated in this Section
11.1 which is proprietary to PacifiCare and which is confidential and contains trade secrets of PacifiCare. The information which Medical Group shall maintain confidential (the "Confidential PacifiCare Information") consists of: (a) Eligibility Lists and any other information containing the names, addresses and telephone numbers of Members which has been compiled by PacifiCare; (b) lists or documents compiled by PacifiCare which include the names, addresses and telephone numbers of employers, employer groups and employees responsible for health benefits and the officers and directors of such employer groups; (c) PacifiCare's Member, employer, administrative service and provider policies and procedures manuals and all forms related thereto; (d) PacifiCare Subscriber Agreements and the information contained therein; (e) the financial arrangements between PacifiCare and any PacifiCare Participating Provider; and (f) any other information compiled or created by PacifiCare which is proprietary to PacifiCare and which PacifiCare identifies as proprietary to Medical Group in writing.

      Medical Group shall not disclose or use the Confidential PacifiCare Information for its own benefit or gain either during the term of this Agreement or after the Effective Date of Termination; provided, however, that Medical Group may use the Confidential PacifiCare Information to the extent necessary to perform its obligations under this Agreement or upon express prior written permission of PacifiCare. Upon the Effective Date of Termination, Medical Group shall provide and return to PacifiCare all Confidential Information in its possession in a manner to be specified by PacifiCare. Medical Group shall cooperate with PacifiCare in maintaining the confidentiality of such Confidential PacifiCare Information at all times.

      11.2 INFORMATION CONFIDENTIAL AND PROPRIETARY TO MEDICAL GROUP - Medical Group shall provide PacifiCare with a written description of all information proprietary to Medical Group which is confidential and contains trade secrets of Medical Group (the "Confidential Medical Group Information"). PacifiCare shall maintain Confidential Medical Group Information confidential. PacifiCare shall not disclose or use any Confidential Medical Group Information for its own benefit either during the term of this Agreement or after the Effective Date of Termination, except as required by a court or governmental agency of competent jurisdiction. Upon the Effective Date of Termination, PacifiCare shall provide and return to Medical Group all Confidential Medical Group information in its possession in a manner to be specified by Medical Group. PacifiCare shall cooperate with Medical Group in maintaining the confidentiality of the Confidential Medical Group Information at all times.

      11.3 CONFIDENTIALITY OF THIS AGREEMENT - To the extent reasonably possible, PacifiCare and Medical Group each agrees to maintain this Agreement as a confidential document and to maintain the confidentiality of all terms contained herein. PacifiCare and Medical Group each further agrees not disclose the Agreement or any of its terms to a third party without the prior approval of the other party, except where disclosure is required by law. Either party may disclose this Agreement to professional advisors of such party. Medical Group may disclose this Agreement to the Medical Group Physicians, provided such Medical Group Physicians agree to maintain the confidentiality of this Agreement.

12.   MISCELLANEOUS PROVISIONS

      12.1 PROTECTION OF MEMBERS - Medical Group shall not impose any limitations on the acceptance of Members for care or treatment that it does not impose on its other patients. Medical Group shall not seek, request or demand, directly or indirectly, to have any Member's membership in the PacifiCare Health Plan terminated or any Member transferred to another Participating Provider or alternative health insurance plan because of such Member's need for, or utilization of, Medically Necessary Covered Services. Medical Group shall not refuse or fail to provide Medically Necessary Covered Services to any Member. If any Medical Group Physician refuses or fails to provide Medically Necessary Covered Services to any Member for any reason whatsoever, it shall remain the responsibility of Medical Group to assure that such Member receives Medically Necessary Covered Services from another Medical Group Physician, consistent with the terms of this Agreement.

      12.2 TRANSFER OF MEMBERS - Member generated transfers between Participating Medical Groups and other Participating Providers shall be approved by PacifiCare's Member Service Department at any time during the calendar year. PacifiCare's Health Care Management Department may deny a Member transfer when the transfer could potentially adversely affect or interrupt the Member's required medical treatment plan. Transfer of a Member may be denied in the following clinical situations, without limitation: (a) Member is hospitalized in an acute or sub-acute facility; (b) Member is a transplant candidate; (c) Member is a high-risk obstetrical patient; (d) Member is a third trimester obstetrical patient; and (e) Member is receiving medical care, for an unstable, acute or chronic medical condition.

      PacifiCare's Health Care Management Department shall review all Member transfer requests where continuity of patient care could be adversely affected by the transfer. Medical Group may request the transfer or reassignment of a Member assigned to Medical Group or a Medical Group Physician by PacifiCare to another Primary Care Physician for cause or if the capacity of Medical Group is overburdened to the extent that the provision of health care as required by this Agreement is affected, provided that all provisions of this Agreement are met. Upon request, PacifiCare shall allow Medical Group to withdraw from the care of any Member when, in the reasonable professional judgment of a Medical Group Physician, it is in the best interests of the Member to do so.

      12.3 GOVERNING LAW - This Agreement and the rights and obligations of the parties hereto shall be construed, interpreted and enforced in accordance with, and governed by, the laws of the State of Oregon and applicable federal law and the implementing regulations of the governmental agencies responsible for enforcement of such laws, including but not limited to: the Oregon Health Care Service Contractors Act, as amended, and the regulations promulgated thereunder by the D.C.B.S.; the Health Maintenance Organization Act of 1973, as amended, and the regulations promulgated thereunder by the HHS; Title XVIII of the Social Security Act ("Medicare"), as amended, and the regulations promulgated thereunder by HHS and HCFA; and Title XIX of the Social Security Act ("Medicaid"), as amended, and the regulations promulgated thereunder by HHS and OMAP. Any and all provisions required to be included in this Agreement by any applicable law or regulations shall bind PacifiCare and Medical Group whether or not specifically provided herein.

      Medical Group shall comply with all Oregon and federal laws and regulations governing the participating providers of health care service contractors and the Medicare and Medicaid programs. Medical Group shall also comply with any and all requirements in the HCFA Agreement and the OMAP Agreement that are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement and that are required to be included in subcontracts entered into by PacifiCare for the performance of services under the HCFA Agreement and the OMAP Agreement, which applicable provisions shall be incorporated into this Agreement by this reference. In the event HCFA or OMAP shall amend the HCFA Agreement or the OMAP Agreement, respectively, requiring additional provisions to be included in subcontracts, those provisions shall be incorporated into this Agreement by this reference. Copies of the HCFA Agreement and the OMAP Agreement shall be provided to Medical Group prior to execution of this Agreement, and any amendments thereto shall be provided to Medical Group on the effective date of such amendments or as soon as reasonably possible thereafter.

      12.4  AMENDMENTS OR MODIFICATIONS

            12.4.1 AMENDMENTS TO AGREEMENT - PacifiCare may provide notice to amend this Agreement, including any of the Exhibits attached to this Agreement and incorporated by reference, by providing thirty (30) days prior written notice to Medical Group as necessary to comply with an enactment, amendment, change or interpretation of federal or state law or regulations governing this Agreement and the parties hereto. Such amendment shall be binding
upon Medical Group except as provided in Section 12.4.4 below.   Other
amendments shall be effective only upon the mutual written agreement of the parties.

            12.4.2 AMENDMENTS TO PACIFICARE HEALTH PLANS - PacifiCare may add new benefit(s) or Covered Service(s) or otherwise amend any particular PacifiCare Health Plan by providing Medical Group thirty (30) days prior written notice of such amendment. Such amendment shall be binding upon Medical Group except as provided in Section 12.4.4 below.

            12.4.3 AMENDMENTS TO PROVIDER MANUAL - PacifiCare may provide notice to amend the Delegated Section of the PacifiCare Provider Policies and Procedures Manual and any other standards or procedures applicable to Medical Group or its Medical Group Physicians by providing Medical Group thirty (30) day prior written notice of such amendments. Such amendment shall be binding upon Medical Group except as provided in Section 12.4.4 below. Amendments to the Provider Manual shall be consistent with the terms of this Agreement.

            12.4.4 MATERIAL AMENDMENTS - In the event PacifiCare provides notice of amendment pursuant to Section 12.4.1, 12.4.2 or 12.4.3 above, Medical Group shall be bound by such amendment unless (i) Medical Group provides PacifiCare written notice of objection within the thirty (30) day notice period, and (ii) such change affects a material right, duty or responsibility of Medical Group, and (iii) such change has a material adverse economic effect upon Medical Group as reasonably demonstrated by Medical Group to PacifiCare. In such event, Medical Group and PacifiCare shall seek to agree to an amendment to this Agreement which satisfactorily addresses the effect on Medical Group's material duty or responsibility and reimburses the material adverse economic effect caused to Medical Group. In such event, the amendment shall not be effective until the parties amend the Agreement through a written amendment signed by both parties.

            12.4.5 REGULATORY APPROVAL - No modification or amendment of this Agreement shall be effective until such proposed modification or amendment has been approved or deemed approved by HCFA, HHS, OMAP or the D.C.B.S. if such approval is required by applicable state or federal law or regulations. If such regulatory approval is required, the proposed amendment or modification shall be submitted to the regulating entity for prior approval at least thirty (30) days before the proposed effective date or such other time period as is specifically required by applicable state or federal law or regulation.

      12.5 ASSIGNMENT - This Agreement and the rights, interests, obligations or benefits hereunder shall not be assigned or transferred by either party and shall not be subject to execution, attachment or similar process, nor shall the duties imposed herein be subcontracted or delegated, without the prior written approval of the other party. Neither PacifiCare nor Medical Group shall unreasonably withhold consent to assignment. Notwithstanding the foregoing, but subject to the terms and conditions set forth in this Section, either party may assign or transfer this Agreement and its rights, interests, obligations and benefits hereunder to any entity that has at least majority control of the party or to any entity of which the party has at least majority control. In the event the Medical Group assigns or transfers this Agreement to an entity that has at least majority control of the Medical Group or to an entity of which the Medical Group has at least majority control, if that entity has existing contracts with PacifiCare, then the assignment and transfer shall not void or supersede the contractual duty to service each Service Area, as that term is defined in any PacifiCare contract, in accordance with the terms of the contract which would have been applicable to the Service Area but for the assignment. In no event shall any contract be assigned to any entity which does not assume or which lacks financial capacity to service the financial obligations of the assigning party to the other party, and any such assignment shall be void.

      12.6 SOLICITATION OF PACIFICARE MEMBERS OR EMPLOYER GROUPS - Medical Group and the Medical Group Physicians shall not directly or indirectly solicit the patronage of PacifiCare's current Members or current Subscriber Groups without PacifiCare's prior written consent. Solicitation shall include any conduct, during the term of this Agreement and continuing for a period of one
(1) year after the effective date of termination of this Agreement, designed to persuade Members or Subscriber Groups to discontinue their Subscriber Agreements with PacifiCare or to encourage Members or Subscriber Groups to participate in a health maintenance organization or other health care service plan offered by Medical Group or its Medical Group Physicians. PacifiCare shall not consider the following to be solicitation by Medical Group or the Medical Group Physicians:

            (a) a request initiated and made directly by a Member or Subscriber Group to Medical Group or a Medical Group Physician to recommend a health care plan, any recommendations or discussions of any type by Medical Group or a Medical Group Physician in response to that request, or any negotiation or agreement between such Member or Subscriber Group and Medical Group resulting from that request or such recommendations or discussions;

            (b) a Member or Subscriber Group informing Medical Group of its decision to terminate membership with PacifiCare and requesting from Medical

Group or Medical Group Physicians advice on available health care plans, advice of any type given by Medical Group or its Medical Group Physicians in response to that request or any negotiation or agreement between such Member or Subscriber Group and Medical Group resulting from that advice;

            (c) solicitation of PacifiCare's current Members or current Subscriber Groups by a health maintenance organization or other health care service plan with which Medical Group participates;

            (d) a notice to patients from Medical Group that it and its Medical Group Physicians no longer participate in a PacifiCare Health Plan, which notice may list or describe those health maintenance organizations or other health care service plans with which Medical Group participates; or

            (e) general advertising or solicitation not directed to specific Members or Subscriber Groups.

      Medical Group shall not use any Member or PacifiCare Subscriber Group information for its own benefit or to gain advantage over any Member or PacifiCare Subscriber Group during the term of this Agreement or for a period of six (6) months after the effective date of termination of this Agreement. The breach of this section during the term of this Agreement shall be grounds for termination of this Agreement pursuant to Section 7.2 of this Agreement.

      12.7 SOLICITATION OF MEDICAL GROUP PERSONNEL - During the term of this Agreement and for a period of one (1) year after the effective date of termination of this Agreement, PacifiCare shall not directly or indirectly solicit physicians or other health care providers who are partners, shareholders or employees of or under contract with Medical Group to leave Medical Group or accept employment other than with Medical Group. General advertising concerning employment opportunities shall not be considered direct or indirect solicitation for purposes of this Section 12.7.

      12.8 INCORPORATION OF PROVIDER MANUAL AND EXHIBITS - The Delegated Sections of the Provider Manual and all exhibits attached to this Agreement are an integral part of this Agreement and are hereby incorporated into this Agreement by this reference.

      12.9 ENTIRE AGREEMENT - This Agreement, including the Delegation Section of the Provider Manual and the exhibits attached hereto and incorporated herein by reference, contains all the terms and conditions between Medical Group and PacifiCare and supersedes all other agreements, oral or otherwise, between Medical Group and PacifiCare concerning the subject matter of this Agreement.

      12.10 OTHER AGREEMENTS - Nothing in this Agreement shall prevent PacifiCare and Medical Group from contracting with each other for provision of services not covered by this Agreement.

      12.11 PROVISIONS SEPARABLE - The invalidity or non-enforceability of any term or provision of this Agreement shall in no way affect the validity or enforceability of any other term or provision of this Agreement.

      12.12 WAIVER OF BREACH - The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach thereof.

      12.13 NO THIRD PARTY BENEFICIARY - Except as otherwise provided in this Agreement, this Agreement is not intended to, nor shall be deemed, construed or interpreted to, create any rights or remedies in any third party, including a Member.

      12.14 BINDING ON SUCCESSORS - This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective executors, administrators, personal representatives, heirs, successors and permitted assigns.

      12.15 INTERPRETATION - In the event any claim is made by either party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of any particular party or such party's legal counsel.

      12.16 ATTORNEYS' FEES AND COSTS -- If any action at law or suit in equity or arbitration is brought to enforce or interpret the terms of this Agreement or to collect any monies due hereunder, the prevailing party shall be entitled to reasonable attorneys' fees and reasonable costs, together with interest thereon at the highest rate provided by law, in addition to any and all other relief to which it may otherwise be entitled.

      12.17 HEADINGS - The headings of the various sections of this Agreement are inserted for the purpose of convenience and description only and do not expressly, or by implication, limit or define or extend the specific terms of the section so designated.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as dated below.


PACIFICARE OF OREGON, INC.         THE CORVALLIS CLINIC, P.C.



By: /s/ John J. Wagner             By: /s/ David L. Kobriger
   ---------------------------        -----------------------------
John J. Wagner                     Name:  David L. Kobriger
Contract Administrator                  ----------------------------
                                              (Please Print)


Date:       6/21/96                Date:        7-8-96
     --------------------------         -------------------------
                                   Tax I.D. # 93-0785777

                           PACIFICARE OF OREGON, INC.
                              SCHEDULE OF EXHIBITS
                        MEDICAL GROUP SERVICES AGREEMENT

A    Covered Services
     A1   PacifiCare Commercial Health Plan
     A2   Secure Horizons Health Plan
     A3   PacifiCare Medicaid Plan

B    Benefits Matrix
     B1   PacifiCare Commercial Health Plan
     B2   Secure Horizons Health Plan
     B3   PacifiCare Medicaid Plan

C    Capitation Payments
     C1   PacifiCare Commercial Health Plan
     C2   Secure Horizons Health Plan
     C3   PacifiCare Medicaid Plan

D    Individual Stop-Loss Program
     D1   PacifiCare Commercial Health Plan
     D2   Secure Horizons Health Plan
     D3   PacifiCare Medicaid Plan

E    Hospital Control Program
     E1   PacifiCare Commercial Health Plan
     E2   Secure Horizons Health Plan

F    Prescription Services Program
     F1   PacifiCare Commercial Health Plan
     F2   PacifiCare Medicaid Plan

G    PacifiCare Point-of-Service Plan
     G1   Point of Service Capitated Program
     G2   Point of Service Hospital Control Program

H    Delegation of Credentialing, Recredentialing and Peer Review

I    Delegation of Quality Improvement

J    Delegation of Utilization Management and Review

K    Delegation of Claims Payment

L    Medical Group Service Area

M    Access Guidelines

                                   EXHIBIT A1
                                COVERED SERVICES
                        PACIFICARE COMMERCIAL HEALTH PLAN

I.   HOSPITAL SERVICES

     A. COVERED SERVICES - Hospital Services are authorized by Medical Group and are the financial responsibility of Participating Hospital. A summary of the Hospital Services which are Covered Services includes the following:

          1. INPATIENT HOSPITAL CARE - Commercial Member shall be assigned semi-private units, unless medical necessity dictates private accommodations. Where the Commercial Member requests private accommodations, not required for medical purposes, the incremental difference in fee-for-services rates shall be the responsibility of the Commercial Member. A summary of inpatient care includes:

               (a) Medical/surgical care, intensive care, cardiac care and other special care units;
               (b) Nursing services, meals, drugs, medications, blood transfusions;
               (c)   Medical and surgical supplies and appliances;
               (d) Inpatient rehabilitation services, such as: physical, occupational and speech therapy.

          2. SKILLED NURSING FACILITY CARE - Commercial Members shall be assigned semi-private units, unless medical necessity dictates private accommodations. Where the Commercial Member requests private accommodations, not required for medical purposes, the incremental difference in the fee-for-services rates shall be the responsibility of the Member. Skilled nursing facilities must be Medicare licensed and approved.

          3. HOSPITAL-BASED PHYSICIAN SERVICES - Professional component of hospital-based physician service for either an inpatient hospital-based service or an outpatient service, including outpatient surgery, provided either in a hospital outpatient department or an ambulatory surgical center, except for the charges of an anesthesiologist.

          4. TRANSPORTATION EXPENSES - Approved ambulance services provided within the Medical Group Service Area for Members. Where transfer of Commercial Member from one facility to another is authorized by Medical Group or PacifiCare, the cost of such transfer shall be a Hospital Service. The method of transfer shall be determined by Medical Group, but Medical Group shall coordinate all Member transfers to or from Participating Hospital with Hospital personnel. Also included are paramedic services provided as Emergency
Services or Urgently Needed Services in the Medical Group Service Area.

          5. EMERGENCY SERVICES IN THE SERVICE AREA - Emergency services include emergency room charges and associated emergency room physician and ancillary charges, inpatient medical and other services provided by an appropriate source, that may NOT be delayed until facilities or physicians of the Participating Hospital or Medical Group can be used without possible serious effects to the health of the Commercial Member. Such services must appear to be needed immediately to prevent the death of the Commercial Member or serious impairment of his or her health, and are considered Emergency Services as long as the transfer of the Member to the Hospital or Medical

Group is precluded because of the risk to the Member's health or the distance and nature of illness involved would make such transfer unreasonable.

          6. HOME HEALTH AND HOSPICE CARE (INCLUDING HOME IV THERAPY) - As defined by Medicare as a minimum; however, additional home health care may be provided as a covered benefit in lieu of hospitalization, as mutually agreed to by Medical Group and Hospital.

          7. OUTPATIENT SURGERY - Facility charges, supply charges and the professional component of hospital-based physician services (E.G., laboratory or radiology services), normally included in the charge for inpatient procedures, for outpatient surgery provided at the hospital or an ambulatory surgical center, except for the charges of an anesthesiologist.

          8.   OTHER HOSPITAL SERVICES:

               (a) Devices surgically implanted (including lenses implanted during cataract surgery) during a hospital confinement or during outpatient surgery performed at the Hospital outpatient surgery department or an ambulatory surgical center.

               (b) Appealed Services - Hospital Services denied by Medical Group and PacifiCare that are found on appeal or arbitration through the Member grievance resolution process to be Hospital Services that Member was entitled to have furnished under the PacifiCare Health Plan.

               (c)  Chemotherapy drugs.

     B.   EXCLUDED SERVICES - Hospital Services excludes the following:

          1. Durable Medical Equipment (except as provided in A(1)(c) and A(8)(a) above);

          2. Medical Services in the Service Area as defined in Section II of this Exhibit A1.

          3.   Outpatient prescription drugs

          4. Vision materials (lenses and frames or contact lenses), except lenses surgically implanted during cataract surgery during outpatient surgery at a Hospital outpatient department or an ambulatory surgical center.

          5.   Emergent out-of-area hospital services.

          6.   Denied services.

          7.   Behavioral health services.

II.  MEDICAL SERVICES

     A. COVERED SERVICES - Medical Services provided in the Medical Group Service Area are the financial responsibility of Medical Group. A summary of the Medical Services include the following:

          1. PHYSICIAN SERVICES - Commercial Members shall be entitled to Medically Necessary inpatient and outpatient physician services included in
PacifiCare Health Plan.   A summary of some physician services include the
following:

               (a) In-area inpatient and outpatient physician services (including anesthesiology services)
               (b) Outside Referrals to consultants, including consultations performed by physicians in the emergency room

          2.   OUTPATIENT SERVICES - Such services include, among others:

               (a) Professional component of outpatient services, including outpatient surgery, except for the professional component of hospital-based physician services for outpatient services, including surgery not normally included in the charge for inpatient procedures, for such services provided at a hospital outpatient department or an ambulatory surgical center, including charges for an anesthesiologist.
               (b)   Short term, Medically Necessary rehabilitation
(speech, physical and occupational) therapy.
               (c)   Health education and social services.
               (d)   Immunizations.
               (e)   Periodic health evaluations.
               (f)   Hearing screening, including audiogram.
               (g)   Allergy testing and treatment, including allergy serum.

          3.   DURABLE MEDICAL EQUIPMENT, PROSTHETIC DEVICES AND MEDICAL
SUPPLIES

               (a) Durable Medical Equipment (DME). On an outpatient basis, when determined to be Medically Necessary.
               (b) Prosthetic devices, except devices surgically implanted during a Hospital confinement, or during outpatient surgery performed at a hospital outpatient department or an ambulatory surgical center.
               (c) Medical Supplies - Supplies used in connection with treatment or to aid in the recovery of a medical condition.

          4. OTHER SERVICES - Medical Services denied by Medical Group and PacifiCare that are found on appeal or arbitration through the Member grievance resolution process to be Medical Services that Member was entitled to have furnished under the PacifiCare Health Plan.

     B.   EXCLUDED SERVICES - Medical Services exclude the following:

          1. Professional component of hospital-based physician services normally included in the Hospital's charge for inpatient procedures (except for anesthesiology), for inpatient procedures and outpatient services, including surgery, performed at Hospital or an ambulatory surgical center.

          2. All other services included as a Hospital Service in Section I of this Exhibit A1.

          3.   Outpatient prescription drugs.

          4. Vision materials (lenses and frames or contact lenses), except vision material following cataract surgery.

          5.   Chemotherapy drugs.

          6.   Emergent out-of-area professional services.

          7.   Refractions (provided through PacifiCare's Vision Care Plan).

          8.   Denied services.

          9.   Behavioral health services.

                                   EXHIBIT A2
                                 COVERED SERVICES
                             SECURE HORIZONS HEALTH PLAN

I.   HOSPITAL SERVICES

     Hospital Services are the financial responsibility of Hospital. A summary of the services includes the following:

     1. INPATIENT HOSPITAL CARE - Inpatient hospital care. Member shall be assigned semi-private units, unless medical necessity dictates private accommodations. Where the Member requests private accommodations, not required for medical purposes, the incremental difference in fee-for-services in rates shall be the responsibility of the Member. A summary of inpatient care includes:

          (a) Medical/Surgical Care, Intensive Care, Cardiac Care and other special care units;
          (b)  Nursing Services, meals, drugs, medications, blood transfusions;
          (c)  Medical and Surgical supplies and appliances;
          (d) Rehabilitation services, such as: physical, occupational and speech therapy;

     2. SKILLED NURSING - Skilled nursing facility care. Patients shall be assigned semi-private units, unless medical necessity dictates private accommodations. Where the Member requests private accommodations, not required for medical purposes, the incremental difference in the fee-for-services rates shall be the responsibility of the Member. Skilled nursing facilities must be Medicare licensed and approved.

     3. HOSPITAL-BASED PHYSICIAN SERVICES - Professional component of hospital-based physician service for either an inpatient hospital-based service or an outpatient service, including outpatient surgery, provided either in a hospital outpatient department or an ambulatory surgical center, except for the charges of an anesthesiologist.

     4. TRANSPORTATION EXPENSES - Approved Ambulance services for Members. Where transfer of Member from one facility to another is authorized by Medical Group or PacifiCare, the cost of such transfer shall be a Hospital Service. The method of transfer shall be determined by Medical Group, but Medical Group shall coordinate all Member transfers to or from Hospital with Hospital personnel. Also included are paramedic services provided as Emergency Services or Urgently Needed Services.

     5. EMERGENCY SERVICES IN THE SERVICE AREA - Emergency services include emergency room charges and associated emergency room physician and ancillary charges, inpatient medical and other services provided by an appropriate source, that may not be delayed until facilities or physicians of the Hospital or Medical Group (or alternatives authorized by Medical Group) can be used without possible serious effects to the health of the Member. Such services must appear to be needed immediately to prevent the death of the Member or serious impairment of his health, and are considered emergency services as long as the transfer of the Member to the Hospital or Medical Group is precluded because of the risk to the Member's health or the distance and nature of illness involved would make such transfer unreasonable.

     6.   HOME HEALTH AND HOSPICE CARE (INCLUDING HOME IV THERAPY) -
As defined by Medicare as a minimum; however, additional Home Health Care may be provided as a covered benefit in lieu of hospitalization, as mutually agreed to by Medical Group and Hospital.

     7. OUTPATIENT SURGERY - Facility charges, supply charges and the professional component of hospital based physician services (e.g., laboratory or radiology services), normally included in the charge for inpatient procedures, for outpatient surgery provided at the hospital or an ambulatory surgical center, except for the charges of an anesthesiologist.

     8.   OTHER HOSPITAL SERVICES:

          (a) Devices surgically implanted (including lenses implanted during cataract surgery) during a hospital confinement, during outpatient surgery at a Hospital Outpatient department or an ambulatory surgical center.

          (b) Appealed Services - Hospital services denied by Participating Medical Group and PacifiCare that are found on appeal or arbitration through the Member grievance resolution process to be Hospital Services that Member was entitled to have furnished through the PacifiCare Health Care Delivery system.

          (c)  Chemotherapy drugs.

     9.   HOSPITAL SERVICES EXCLUDE THE FOLLOWING:

          (a) Durable Medical Equipment (except as provided in Section 8 above);
          (b)  Medical Services in the Service Area as defined by Exhibit L;
          (c)  Outpatient prescription drugs
          (d) Vision materials (lenses and frames or contact lenses), except lenses surgically implanted during cataract surgery during outpatient surgery at a Hospital outpatient department or an ambulatory surgical center.
          (e)  Emergent out-of-area hospital services.
          (f)  Denied services

II.  MEDICAL SERVICES

Medical Services provided in the service area are the financial responsibility of the Medical Group. A summary of the services include the following:

     1. PHYSICIAN SERVICES - Members shall be entitled to Medically Necessary Medicare covered inpatient and outpatient physician services included in PacifiCare's Secure Horizons, Medical and Hospital Plan. A summary of physician services include the following:

          (a) In-area inpatient and outpatient physician care including anesthesiologist;

          (b)   Outside referrals to consultants including ER consultations

     2.   OUTPATIENT SERVICE - Such services include, among others:

          (a) Professional component of outpatient services, including outpatient surgery, except for the professional component of hospital based physician services for outpatient services, including surgery not normally included in the charge for inpatient procedures, for such services provided at a hospital outpatient department or an ambulatory surgical center, including charges for an anesthesiologist.
          (b) Short term, Medically Necessary rehabilitation (speech, physical and occupational) therapy
          (c)   Health Education and Social Services
          (d)   Immunizations
          (e)   Periodic health evaluations
          (f)   Hearing Screening, including Audiogram
          (g)   Allergy testing and treatment, including allergy serum

     3.   DURABLE MEDICAL EQUIPMENT, PROSTHETIC DEVICES AND MEDICAL SUPPLIES

          (a) Durable Medical Equipment (DME). Medical Group agrees to provide such devices and aids on an outpatient basis, determined Medically Necessary.
          (b) Prosthetic devices except devices surgically implanted during a Hospital confinement, or during outpatient surgery performed at a hospital outpatient department or an ambulatory surgical center.
          (c) Medical Supplies - Supplies used in connection with treatment or to aid in the recovery of a medical condition.

     4. OTHER SERVICES - Medical Services denied by participating Primary Care Physician (Medical Group) and PacifiCare that are found on appeal or arbitration through the Member grievance resolution process to be Medical Services that subscriber was entitled to have furnished through the PacifiCare Secure Horizons health care delivery system.

     5.   MEDICAL SERVICES EXCLUDE THE FOLLOWING:

          (a) Professional component of Hospital Based Physician services normally included in the Hospital's charge for inpatient procedures (except for anesthesiology), for inpatient procedures and outpatient services, including surgery, performed at Hospital or an ambulatory surgical center
          (b)  All other services included as a Hospital Service in Exhibit A;
          (c)  Outpatient prescription drugs;
          (d) Vision materials (lenses and frames or contact lenses), except vision material following cataract surgery;
          (e)  Chemotherapy drugs;
          (f)  Emergent out-of-area professional services;
          (g)  Refractions (provided through PacifiCare's Vision Care Plan);
          (h)  Denied services;
          (i) Outpatient mental health visits in excess of twenty (20) visits per Member per year.

                                   EXHIBIT A3
                                COVERED SERVICES
                            PACIFICARE MEDICAID PLAN

MEDICAL AND HOSPITAL BENEFITS FOR OMAP MEMBERS:

OMAP Members are entitled to the Medical and Hospital Services and other benefits set forth in this Exhibit A3.

A.   SERVICE AREA:  Linn and Benton Counties.   In order to be eligible to
receive benefits under the PacifiCare Medicaid Plan, OMAP Members and enrolled dependents must reside in the Service Area.

B.   PROVIDER SYSTEM

     (1)  PRIMARY CARE PHYSICIAN

     To receive Covered Services under this Agreement, each OMAP Member must select or be assigned to a Primary Care Physician.

     Referral by the Primary Care Physician is required for obstetrical-gynecological and routine women's examinations. The only exception to the PCP referral requirement is for therapeutic abortion ("TAB"). In the case of TAB, the OMAP Member may self refer to a Participating Provider.

     All Referral care must be preauthorized unless care is received due to a medical emergency. All Referrals to Non-Participating Providers must be preauthorized in writing in advance of treatment.

     (2)  NON-PARTICIPATING PROVIDER CARE

          Referral to a Non-Participating Provider requires prior authorization by OMAP Member's Primary Care Physician. PacifiCare will work with the Primary Care Physician to assure use of Participating Providers whenever possible.

     (3)  HOSPITALIZATION

     Should OMAP Member's Primary Care Physician or other Participating Provider determine that an OMAP Member needs to be hospitalized, arrangements will be made for the OMAP Member to be admitted in a Participating Hospital. PacifiCare's Medical Director will review elective admissions or non-elective Emergency hospitalization and will work with the Primary Care Physician to assure that his or her treatment plan avoids unnecessary time in the hospital.

     (4)  CASE MANAGEMENT

     PacifiCare has entered into case management agreements with certain medical centers and specialized treatment programs to handle severe health problems that necessitate services such as transplantation, neonatal care, open heart surgery, neuromuscular treatment and spinal cord injury care.

     (5)  ALTERNATIVE SERVICES

     PacifiCare shall have the right to pay benefits for alternative services not otherwise covered by the PacifiCare Medicaid Plan if the following three conditions are met:

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     / /    alternative services are medically appropriate;

     / /    major continuing claims expense is anticipated; and

     / /    the Primary Care Physician and the PacifiCare's Medical Director
approve the use of alternative services.

     Payment of benefits for alternative services shall be at PacifiCare's sole discretion based on PacifiCare's evaluation of the individual case. The fact that PacifiCare has paid benefits for alternative services for an OMAP Member shall not obligate PacifiCare to pay such benefits for any other OMAP Member, nor shall it obligate the payment of benefits for continued or additional alternative services for the same OMAP Member. All amounts PacifiCare pays for alternative services under this provision shall be considered Covered Services for all purposes of this Agreement.

     (6)  EMERGENCY SERVICES

     PacifiCare covers Emergency Services when provided or arranged by the Primary Care Physician. In a MEDICAL EMERGENCY ONLY, as used hereinafter and defined as "Emergency Services" in Section 1 of this Agreement, PacifiCare will cover Emergency Services provided by the nearest appropriate facility even though it may not be a Participating Facility. The procedures an OMAP Member must follow in an Emergency situation are fully explained in the OMAP Member Handbook.

C.   DESCRIPTION OF COVERED SERVICES OR BENEFITS

     All capitated services, supplies and equipment under this Agreement must be rendered by a Participating Provider in order to be covered, except in the case of Emergency Services or preauthorized Referral to a Non-Participating Provider. However, certain services must also be authorized by PacifiCare even when such care is provided or approved by a Primary Care Physician. The following benefit description discusses the Covered Services, benefit maximums, benefit limitations, exclusions from coverage, and conditions of service that apply to the coverage provided under the PacifiCare Medicaid Plan.

     If proper authorization is not obtained prior to receiving Medical Services from other Participating Providers or Non-Participating Providers, PacifiCare will deny those claims and the OMAP Member may be responsible for charges incurred.

D.   MEDICAL SERVICES (PHYSICIAN SERVICES)

     Medical Services providing by a Participating Physician are covered as explained in the following paragraphs:

     (1)       PREVENTIVE HEALTH CARE

     PacifiCare covers the following Preventive Health Care benefits provided through the OMAP Member's Primary Care Physician:

     Periodic Health Exams: PacifiCare covers periodic health exams and EPSDT (Early Prevention Screening, Detection and Treatment) according to the following schedule:

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
     Infancy:    Routine newborn care in the nursery plus six EPSDT schedule screenings to a Primary Care Physician's office during the first year of life.

          Children
          Age 1: (Two office calls during the year). (EPSDT at 15 and 18 months of age.)

          Children:
          Age 2-6:  One exam every year.
                    (EPSDT at 2, 3, 4, 5 and 6 years of age.)

          Age 7-20: One exam every two years.
                    (EPSDT at 8, 10, 12, 14, 16, 18 and 20 years of age.)

          Adults:
          Age 21-34: One exam every four years.

          Age 35 and above: One exam every two years.

     NOTE: Adult periodic health exams are calculated according to age from the previous date of service.

     Eye and hearing screenings to determine the need for vision or hearing correction are covered for children through age twenty (20) according to the EPSDT schedule. Both eye and hearing must be provided by the child's Primary Care Physician.

     (2) EARLY AND PERIODIC SCREENING, DIAGNOSIS AND TREATMENT (EPSDI). PacifiCare will provide health screening on a regularly scheduled basis for any enrollee under twenty-one (21) years of age -- screening, diagnosis and treatment will be carried out as provided in OMAP's guide for Medical-Surgical Services. Records will be kept in the patient's record.

          EPSDT screening will consist of at least:

          1. Health and Developmental History,
          2. Unclothed physical exam,
          3. Developmental assessment,
          4. Immunizations appropriate for age and health history,
          5. Assessment of nutritional status,
          6. Vision testing,
          7. Hearing testing,
          8. Laboratory procedures appropriate for age and population groups,
          9. For children 18 months of age and over, referral to a dentist for diagnosis and treatment.

     Routine women's exams, including Pap smears, are covered once every calendar year. Routine mammographic breast screening will be covered according to the schedule endorsed by the American College of Obstetricians and Gynecologists. Routine mammograms obtained more frequently than the schedule will not be covered.

     (3) IMMUNIZATIONS: PacifiCare covers immunizations, such as polio, measles, rubella, whooping cough, hemophilus B (HIB), diphtheria, tetanus, and mumps for both adults and children. Immunizations for the sole purpose of travel are not covered.

     (4) FAMILY PLANNING AND INFERTILITY: Including Family Planning counseling, information on birth control, insertion of IUD, vasectomy and tubal ligation, are provided by Participating Physicians. Contraceptive devices and contraceptive drugs are not covered.

     All Medical Services for diagnosis and treatment of involuntary infertility are not covered. X-ray, laboratory, and medications provided in conjunction with infertility studies are not covered.

     OMAP Members are not restricted to PacifiCare for family planning services. PacifiCare is not responsible for family planning services unless provided or referred by PacifiCare.

     Admission to the hospital or outpatient surgical center for family planning services must be preauthorized by the admitting Participating Physician if provided by PacifiCare.

     (5)  NUTRITIONAL COUNSELING: Is covered, as Medically Necessary.

     (6) DIABETES SELF-MANAGEMENT EDUCATION PROGRAMS: These programs are covered when conducted by a Participating Provider in an outpatient setting.

     (7)  PRIMARY CARE PHYSICIAN HOME AND OFFICE VISITS

     PacifiCare covers home and office visits provided by an OMAP Member's Primary Care Physician for treatment of illness and injury.

     (8)   REFERRAL PHYSICIAN OFFICE VISITS

          PacifiCare also covers Referrals by Primary Care Physicians to other professional providers. Referrals to Non-Participating Providers who render specialty care must be preauthorized in writing by PacifiCare before such care is received.

     (9)   THERAPEUTIC INJECTIONS

          Therapeutic injections, such as allergy shots, are covered when given in a Participating Provider's office, except when comparable results can be obtained safely with home self-care, or through oral use of a prescription drug.

     RAST (Radioallergosorbent) testing must be ordered by a Participating allergist in order to be eligible for benefits.

     Vitamin and mineral injections are not covered unless Medically Necessary for treatment of a specific medical condition.

     Hepatitis B immunizations are covered only for newborns, well-child visits, and high risk individuals who meet PacifiCare criteria and must be prior authorized.

     (10)  HOSPITAL VISITS

     Physician visits are paid during a period of covered hospital confinement when rendered by the Primary Care Physician who hospitalizes the OMAP Member. PacifiCare will pay for one physician visit per day of hospital confinement unless further visits are Medically Necessary to manage a critical situation. PacifiCare will cover a Medically Necessary inpatient consultation ordered by the attending physician, however, ongoing care must be rendered by the attending physician.

     (11)  SURGERY

     PacifiCare covers total surgical care when such surgery is approved by an OMAP Member's Primary Care Physician and authorized by PacifiCare. PacifiCare then pays for the preauthorized services of surgeons, and the additional Medically Necessary services of assistant surgeons, anesthesiologists or registered anesthetists.

     (12)  COSMETIC SURGERY

     Surgery that improves appearance without restoring an impaired body function is not covered. All "reconstructive" procedures which are partially cosmetic in nature must be pre-authorized. Preauthorization will be denied if the procedure is found NOT to be Medically Necessary in the judgment of PacifiCare's Medical Director subject to OMAP Member's right of appeal under Oregon Administrative Rules.

     In all cases surgical breast augmentation and nasal rhinoplasty are not covered services.


     In certain specific cases medically necessary breast reduction is covered. PacifiCare will use OMPRO'S criteria.

     Post-mastectomy reconstructive procedures with or without prostheses, including use of tissue expanders, etc., are not covered. Revisions of reconstructions are not covered.

     Congenital cosmetic deformities may be pre-authorized for surgical repair on a case by case basis. Hormonally related conditions may be reviewed for coverage as an enrollee's development warrants. In all cases, the decision regarding coverage of congenital cosmetic conditions shall be made by PacifiCare's Medical Director subject to OMAP Member's right of appeal under Oregon Administrative Rule.

     Any form of acne surgery, including cryotherapy, dermabrasion, and excision of acne scarring will be covered only when such surgery is preauthorized by PacifiCare and when performed directly by a Participating Physician.

     Temporomandibular joint (TMJ) medical or dental management including surgery is not covered.

     (13)  MATERNITY CARE

     All Medically Necessary care for pregnancy, newborn delivery and related conditions are covered, the same as any other condition that requires medical and surgical care.

     As in all cases of routine care, BENEFITS ARE PAYABLE ONLY WITHIN THE SERVICE AREA and only when provided by Participating Providers. Delivery at term can be anticipated and is not considered a medical emergency for purposes of this Agreement. An OMAP Member may lose benefits for delivery of a child if the OMAP Member travels out of the Service Area and delivers while away, unless PacifiCare can be satisfied that the choice to travel was compelling and the delivery unexpectedly early. A Participating Physician should be consulted to ascertain the risk of an out-of-area delivery before traveling late in pregnancy.

E.   HOSPITAL INPATIENT SERVICES

     (1)  ACUTE CARE

     When a Participating Provider obtains preauthorization and admits Members to a hospital for acute care, Contractor will cover:

          _    semi-private room and board;

          _    isolation, coronary or other special acute care units, when
Medically Necessary; and

          _    Hospital Services and supplies necessary for treatment and furnished by Participating Hospital, such as operating and recovery rooms, blood and blood components, traction equipment and special diets.

     Coverage for take home prescription drugs following a period of hospitalization and dispensed by the hospital will be limited to a three-day supply.

     Referrals to a Non-Participating Hospital must be preauthorized by PacifiCare unless a medical emergency necessitates such admission.

     A preauthorized hospitalization in a Non-Participating Facility will be covered.

     In a medical emergency, benefits paid to a Non-Participating Facility will continue until the OMAP Member can be safely transported to one of PacifiCare's Participating Facilities for continued hospitalization. OMAP Members refusing transport to a Participating Facility when it is safe for them to transfer will forfeit continued benefits for that hospitalization and all concurrent Non-Participating Provider care.

     (2)  LICENSED NURSING FACILITY PROVIDING SKILLED CARE:

     As an alternative to hospitalization, the PacifiCare can authorize up to sixty (60) days per calendar year in a licensed nursing facility that provides skilled care. In order to be covered, the care must be Medically Necessary and preauthorized by the Primary Care Physician.

     PacifiCare does not provide benefits for routine nursing care, self-help or training, personal hygiene or custodial care. Nor does PacifiCare provide benefits for care in a licensed nursing facility providing skilled care in cases of senile deterioration, mental deficiency or retardation, and psychotic or psychoneurotic conditions.

F.   REHABILITATION

     Physical, occupational and speech therapy will be covered to restore or improve lost function caused by illness, injury, or developmental delay when; 1) prescribed by a Participating Provider and 2) preauthorized; and 3) delivered by a Participating Provider.

     Children referred for speech therapy by a participating professional provider may have an initial evaluation by a speech therapist who contracts with PacifiCare. The results of the evaluation will be reviewed by the OMAP Member's Primary Care Physician who has authority to determine whether speech therapy is Medically Necessary.

     The standard PacifiCare shall use to authorize all rehabilitation therapies shall be the Medical Necessity for such services.

     In all cases, specialized cognitive rehabilitation programs are not covered.

G.   AMBULATORY SERVICES

     (1)  OUTPATIENT SURGERY

     When prior authorized, PacifiCare covers operating rooms and recovery rooms, surgical supplies and other services ordinarily provided by a hospital or surgical center that subcontracts with PacifiCare to perform "Outpatient surgery" (surgery that does not require an overnight stay in a hospital).

     Certain surgical procedures are covered only when performed as outpatient surgery. Eligible surgery performed in a Participating Provider's office is covered.

     (2)  X-RAY AND LAB

     PacifiCare covers diagnostic x-rays and laboratory tests related to treatment of a covered illness or injury.

     (3)  THERAPEUTIC X-RAY

     PacifiCare covers radium, radioisotopic and x-ray therapy.

     (4)  IMAGING AND INVASIVE DIAGNOSTIC PROCEDURES

     Imaging services, such as MRI and CT scans, and diagnostic procedures that require entry into the body cavity, such as angiograms and endoscopy, are covered when prior authorized.

H.   EMERGENCY CARE

     (1)  EMERGENCIES WITHIN THE SERVICE AREA

     In an emergency, OMAP Members should always call their Primary Care Physician first. The Primary Care Physician will advise the most medically prudent course of action (E.G., whether to come to the office or to the emergency room of a Participating Hospital.

     PacifiCare recognizes that certain medical emergencies may prevent OMAP Members from initially seeking care from their Primary Care Physician. In such an instance, OMAP Members should seek care from the nearest appropriate facility and then call the Primary Care Physician within twenty-four (24) hours of the incident, or as soon thereafter as possible.

     (2)  EMERGENCIES OUTSIDE THE SERVICE AREA

     When OMAP Members have medical emergencies outside of the Service Area, medical care may be obtained from the closest appropriate facility, such as a clinic or physician's office, urgent care center, or hospital emergency room.

The OMAP Member must then notify his or her Primary Care Physician within twenty-four (24) hours after the occurrence, or as soon thereafter as possible.

     If OMAP Members are hospitalized due to a medical emergency outside the Service Area, the Primary Care Physician and the Medical Director will monitor their condition and will determine when the OMAP Member can be transferred to a Participating Facility. PacifiCare does NOT provide benefits for care beyond the date the Primary Care Physician and PacifiCare's Medical Director determine an OMAP Member can be safely transferred.

     If an OMAP Member is outside the Service Area and has an urgent need for medical care, PacifiCare shall provide the same benefits that apply to a medical emergency. The following ARE NOT considered to be eligible for out-of-area urgent care coverage:

          - routine adult physical examinations, women's examinations, wellbaby and child care, immunizations or eye examinations;

          -    diagnostic work-ups for chronic conditions; and

          - elective surgery and/or hospitalization unless prior authorized by PacifiCare as services not available from Participating Providers.

     (3)  AMBULANCE TRANSPORTATION

     Emergency ground or air ambulance transportation is covered. Transportation required by PacifiCare to return an OMAP Member into the Service Area to obtain continuing care is covered when required by PacifiCare to continue care after a Medical Emergency.

I.   OTHER SERVICES

     (1)  HOME HEALTH CARE

     Medically Necessary home health care is covered when prior authorized by PacifiCare. Such visits must be provided by an approved home health agency.

     A treatment plan from the home health agency also must be reviewed by PacifiCare before benefits will be approved. At a minimum the home health agency must:

          - provide skilled nursing and other therapeutic services in the place of residence of its patients;

          - provide for the supervision of services by a physician, a registered nurse or a licensed practical nurse;

          -    maintain clinical records of all patients;

          - receive prior authorization in writing from PacifiCare to provide home health services in each case.

     Services for home health care are subject to all contract limitations.

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
     (2)  DURABLE MEDICAL EQUIPMENT AND SUPPLIES

     PacifiCare provides durable medical equipment and supplies according to OMAP program rules and regulations as specified in the OMAP provider guide, Durable Medical Equipment and Supplies. Medical supplies used, and casts applied, in a Participating Provider's office are covered along with surgical implants, including such items as pacemakers and artificial joints.


     (3)  PODIATRY SERVICES

     Services of podiatrists are covered when the OMAP Member is Referred by his or her Primary Care Physician for diagnosis and treatment of A SPECIFIC CURRENT PROBLEM.

J.   LIMITATIONS

     Certain benefits for Covered Services are limited, as shown in the following paragraphs:

     (1)  PRESCRIPTION DRUGS

     The following medications and accessories are covered only when prescribed by a Participating Physician and obtained at pharmacies contracting with PacifiCare. The Participating pharmacies will be formulary compliant in dispensing policies.

          (a)   THE FOLLOWING ARE COVERED:

               -  Drugs for which a prescription is required by law.

               - The following non-legend drugs and items, regardless of strength or dosage form, whether singly or in combination, on prescription ONLY:

                    -    Gastro-Intestinal:
                         Aluminum Hydroxide
                         Milk of Magnesia
                         Tums

                    -    Topical Products:
                         Hydrocortisone 0.5%, 1%
                         Neosporin ointment
                         NIX
                         Lotrimin A/F

                    -    Vitamins/Minerals:
                         Ferrous Sulfate

                    -    Expectorants and Cough Syrups:
                         Robitussin DM, CF, Plain

                    -    Antiemetic:
                         Mcclizine

                    -    Analgesics:
                         Acetaminophen
                         Aspirin
                         Ibuprofen

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
                    -    Antihistamines:
                         Chlorpheniramine

                    -    Decongestants:
                         Pseudoephedrine

                    -    Others:
                         Niacin
                         Pedialyte
                         Sodium Chloride for inhalation

               -    Insulin. Disposable insulin needles/syringes.
               -    Dextroamphetamine (e.g. Dexedrine) Methamphetamine
                    (e.g. Desoxyn)

               - Tretinoin, all dosage forms (e.g. Retin-A), for individuals through the age of 25 years. For individuals over the age of 25 years a preauthorization by a Participating Provider is required.

               - Compounded medication of which at least one ingredient is a prescription legend drug.

               - Any other drug which under the applicable state law may only be dispensed upon the written prescription of a physician or other lawful prescriber.

          (b)  THE FOLLOWING ARE NOT COVERED:

               (1)  Drugs and medications when used for cosmetic purposes.

               (2) Non-legend drugs other than those specified in subparagraph (a), above.

               (3) Anorectics (any drug used for the purpose of weight loss), except for those listed above.

               (4)  Drugs related to non-covered transplants.

               (5)  Infertility medications.

               (6) Psychotherapeutic Drugs related to the treatment of mental illness or chemical dependency. (Tranquilizers, Anti-Depressants, Lithium Products, Sedatives, Methadone, Hypnotics, Etc.)

               (7)  Dental prescriptions.

               (8) Contraceptives, oral or other, whether medication or device, regardless of intended use.

               (9)  DESI drugs.

               (10) Immunization agents, biological sera, blood or blood plasma.

               (11) Immunosuppressants, primarily indicated for organ transplantation unless PacifiCare has specifically agreed to cover the transplant

               (12) Lewnorgestrel (Norplant)

               (13) Minoxidil (Rogaine) for the treatment of alopecia.

               (14) Nicorette (or any other drug containing nicotine or other smoking deterrent medications)

               (15) Yohimbine (Yocon)

               (16) Charges for the administration or injection of any drug (including Methadone treatment programs).

               (17) Prescriptions which an OMAP Member is entitled to receive without charge from any Worker's Compensation Laws.

               (18) Drugs labeled "Caution-limited by federal law to investigational use," or experimental drugs, even though a charge is made to the individual.

               (19) Medication which is to be taken by or administered to an individual, in whole or in part, while he or she is a patient in a licensed hospital, rest home, sanitarium, extended care facility, convalescent hospital, nursing home or similar institution which operates on its premises, or allows to be operated on its premises, a facility for dispensing pharmaceuticals.

               (20) Any prescription refilled in excess of the number specified by the Participating Physician, or any refill dispensed after one year from the Participating Physician's original order.

          (c)   DISPENSING LIMITATIONS FOR DRUGS

                - The amount normally prescribed by Participating Physician, but not to exceed a thirty (30) day supply.

     (2)  TRANSPLANTS

     PacifiCare will provide transplant benefits for Medically Necessary transplantation procedures for kidney and cornea.

          TERMS AND CONDITIONS. Covered Services and benefits are provided only in accordance with the following terms and conditions:

          - PacifiCare determines that the procedure represents the safest and most effective method of treatment.

          - PacifiCare provides a written referral for care to transplant or hemodialysis facility selected by PacifiCare from a list of facilities it has approved.

          - If, after referral, either PacifiCare or the medical staff of the referral facility determines that the OMAP Member does not satisfy its respective criteria for the services involved, PacifiCare's obligation is limited to paying for Covered Services provided prior to such determination.

          - Neither PacifiCare nor Participating Physicians undertake to provide a donor or a donor organ or to assure the availability of a donor or of a donor organ or the availability or capacity of referral transplant facilities approved by PacifiCare.

          - If the organ recipient is covered under this contract, PacifiCare will pay for donor costs, whether or not the donor is covered under this contract. "Donor costs" refer to charges associated with removing the tissue from the donor's body and preserving or transporting it to the site where the transplantation is performed as well as any other charges pertaining to locating and procuring the organ. If the donor is covered under the PacifiCare Medicaid Plan and the recipient is not, PacifiCare will not pay any benefits toward donor costs. Complications and unforeseen effects of the donation will be covered like any other illness.

          - Living expenses are not covered for any person, including the OMAP Member.

          - Transportation is not covered for any person, including the OMAP Member.

     (3)   MEDICAL BENEFIT EXCLUSIONS

          PacifiCare will not cover the following:

          (a) Services or supplies rendered by a Non-Participating Provider when such care has not been preauthorized by PacifiCare, except in cases involving a medical emergency.

          (b) Services or supplies rendered by Participating Providers, other than the OMAP Member's Primary Care Physician, if not referred by the Primary Care Physician and preauthorized through PacifiCare.

          (c) Services or supplies received by OMAP Members before coverage under the PacifiCare Medicaid Plan begins, or after coverage under the PacifiCare Medicaid Plan ends. For hospitalization, an occasion of service begins upon admission.

          (d) Services or supplies which are, in PacifiCare's judgment, experimental or investigational for the diagnosis of the OMAP Member being treated. Also excluded are services and supplies which support or are performed in connection with the experimental or investigational treatment. For purposes of this exclusion, experimental or investigational services include, but are not limited to, any services or supplies which, at the time the services are rendered and for the purpose and in the manner they are being used:

          - have not yet received full FDA approval for other than experimental, investigational, clinical testing; or

          -    are performed under a written research protocol by the provider;
or

          - any that are not recognized by medical practitioners as conforming to accepted medical practice in the state of Oregon.

          (e) Self-help, training, or instructional programs, including, but not limited to, how to use durable medical equipment or how to care for a person in the family.

          (f) Services or supplies provided for treatment of addiction to tobacco, tobacco products or nicotine substitutes, including hypnosis, biofeedback, forms of relaxation training or counseling used to modify tobacco use.

          (g)  Services otherwise available:

               - services or supplies for which payment could be obtained in whole or in part if an OMAP Member had applied for payment under any city, county, state or federal law (except for Medicaid coverage);

               - care for military service-connected disabilities for which the OMAP Member is legally entitled to services and for which facilities are reasonably available to the enrollee.

               - services or supplies for which no charge is made, or for which no charge is normally made in the absence of coverage.

          (h) Services for alcoholism, drug abuse and addiction are not provided.

          (i) Mental health services including any treatment for insanity, mental illness or disorder, or drug abuse induced mental condition are not provided. This exclusion includes related somatic medical services and prescription drugs.

          (j)  Pain clinics or specialty pain programs.

          (k)  Vocational counseling.

          (l) Services or materials in an institution for the mentally retarded except while a bed patient in an acute care hospital for conditions other than mental retardation.

          (m)  Massage or massage therapy.

          (n) Any infertility treatment or reversal of sterilization procedures.

          (o) Services or supplies related to transsexualism, sex transformations, or paraphilias (sexual deviations), also mental, psychological, or physical evaluations for any of these disorders.

          (p)  Biofeedback for any condition.

          (q) Private duty nursing (except when medically necessary as prescribed by a participating professional provider); personal comfort items such as television, telephone and guest meals while in a hospital if charged separately from the cost of the room.

          (r) Diet or rest cure hospitalization, custodial care, personal hygiene and other forms of supervised self-care.

          (s) Services performed for cosmetic purposes including certain reconstructive procedures unless performed for correction of functional disorders, disease or as a result of an injury (subject to criteria established by Contractor). Breast augmentation, and nasal rhinoplasty are not covered procedures.

          (t) Services and supplies provided for obesity or weight reduction. Specifically excluded are; gastric stapling procedures, weight loss programs, counseling, hypnosis, biofeedback, neurolinguistic programming, guided imagery and other forms of relaxation training as well as subliminal suggestion used to modify eating behavior.

          (u) All dental or orthodontic services and supplies (except for fractured jaw) with the further exclusion of all hospitalization and related charges when hospitalization is necessary to perform dental services, except as provided under a separate dental PCO arrangement.

          (v) Orthognathic surgery including maxillary or mandibular osteotomies, dental care, and TMJ medical, dental, or surgical management.
Exception: the provision of prosthetics to repair head and facial structures damaged by trauma, disease, surgery or congenital deformity that cannot be managed with living tissue.

          (w) Routine eye exams, (except for EPSDT screenings,) for OMAP Members age twenty (20) or older, to determine need for vision correction. In addition, benefits will not be provided for the following:

               - the fitting, provision or replacement of eyeglasses, or contact lenses;

               - any charges for orthoptics, vitamin therapy, low vision therapy or eye exercises or fundus photography; and

               -    routine contact lens checks.

          (x) Surgical procedures which alter the refractive character of the eye, including, but not limited to, radial keratotomy, myopic keratomileusis and other surgical procedures of the refractive keratoplasty type, the purpose of which is to cure or reduce -myopia or astigmatism. Additionally, reversals or revisions of surgical procedures which after the refractive character of the eye are excluded.

          (y) Routine physical examinations primarily for coverage, licensing, employment; and non-preventive purposes or other medical examinations or tests not connected with the care and treatment of an actual illness or injury (unless provided for under the prevention benefits of this contract). School physicals occurring more often than the scheduled preventive benefits are also excluded.

          (z)  Immunizations for the primary purpose of travel.

          (aa) Appliances or equipment primarily for comfort, convenience, cosmetics, environmental control or education, such as air conditioners, humidifiers, air filters, whirlpools, heat lamps or tanning lights.

          (ab) Any charges for medical records necessary to determine benefits.

                                   EXHIBIT B1
                                 BENEFITS MATRIX
                      DIVISION OF FINANCIAL RESPONSIBILITY
                        PACIFICARE COMMERCIAL HEALTH PLAN

                         (To be included by PacifiCare)

                                   EXHIBIT B2
                                 BENEFITS MATRIX
                      DIVISION OF FINANCIAL RESPONSIBILITY
                           SECURE HORIZONS HEALTH PLAN

                         (To be included by PacifiCare)

                                   EXHIBIT B3
                                 BENEFITS MATRIX
                      DIVISION OF FINANCIAL RESPONSIBILITY
                            PACIFICARE MEDICAID PLAN

                         (To be included by PacifiCare)

                                   EXHIBIT C1
                               CAPITATION PAYMENTS
                        PACIFICARE COMMERCIAL HEALTH PLAN

MONTHLY CAPITATION PAYMENTS

     PacifiCare shall pay to Medical Group, as full payment for all Covered Medical Services provided to each Commercial Member who has selected or been assigned to Medical Group as his or her Primary Care Physician, a monthly Capitation Payment equal to the following:

     $42.00 pmpm based on January 1996 demographics and plan design. The capitation rate will fluctuate with age, sex and copy adjustments.

     The Capitation Payment covers the Medical Services listed in Section II of Exhibit A1.

     MATERNITY PAYMENTS

     For term pregnancies within nine (9) months after initial PacifiCare membership, PacifiCare shall make a one-time lump sum payment to Medical Group of $850. Medical Group shall be responsible to notify PacifiCare. Payment will be made following delivery.

                                   EXHIBIT C2
                               CAPITATION PAYMENTS
                           SECURE HORIZONS HEALTH PLAN

MONTHLY CAPITATION PAYMENTS

     PacifiCare shall pay to Medical Group, as full payment for all Covered Services provided to each Secure Horizons Member who has selected or been assigned to Medical Group as his or her Primary Care Physician, a monthly Capitation Payment equal to the following:

     39.32 % of the total Secure Horizons Revenue

     The Capitation Payment covers the Medical Services listed in Section II of Exhibit A2.

                                   EXHIBIT C3
                               CAPITATION PAYMENTS
                            PACIFICARE MEDICAID PLAN

I.   MONTHLY CAPITATION PAYMENTS

     PacifiCare shall pay to Medical Group, as full payment for all Covered Services provided to each OMAP Member who has selected or been assigned to Medical Group as his or her Primary Care Physician, a monthly Capitation Payment equal to the following:

OHP       PLM Adults     PLM Child
LESS THAN
100%      100-133%       100-133%              AB/AD w/    AB/AD w/o   OAA w/       OAA w/o    CSD
FPL       FPL            FPL          GA       Medicare    Medicare    Medicare    Medicare    Children
-------------------------------------------------------------------------------------------------------

$74.22    $514.24        $94.06    $194.24     $76.70      $355.12     $61.99      $240.76     $80.14


     The Capitation Payment covers the Medical Services listed in Section II of Exhibit A3.

II.   MATERNITY WITHHOLD

PacifiCare shall reconcile the Maternity Withhold distribution on an annual basis, aggregating all experience and distributions received for the
OHP contract  year,  October  1  through  September  30.   The  reconcilliation
and distribution shall be done within sixty (60) days following the receipt of
any distribution, and documentation from the State of Oregon.   PacifiCare will
follow the State methodology in distributing any monies received by PacifiCare.

                                   EXHIBIT D1
                          INDIVIDUAL STOP-LOSS PROGRAM
                        PACIFICARE COMMERCIAL HEALTH PLAN

Medical Group does not participate in Individual Stop-Loss Program.

                                   EXHIBIT D2
                          INDIVIDUAL STOP-LOSS PROGRAM
                           SECURE HORIZONS HEALTH PLAN

Medical Group does not participate in Individual Stop-Loss Program.

                                   EXHIBIT D3
                          INDIVIDUAL STOP-LOSS PROGRAM
                            PACIFICARE MEDICAID PLAN

Medical Group does not participate in Individual Stop-Loss Program.

                                   EXHIBIT E1
                            HOSPITAL CONTROL PROGRAM
                        PACIFICARE COMMERCIAL HEALTH PLAN

1.   INTRODUCTION

The Hospital Control Program (HCP) is designed to provide a financial incentive for the control of inpatient, in-area emergency services and selected other outpatient services. When actual incurred costs compared to a predetermined budget are favorable, the savings will be shared with Medical Group. Conversely, when actual incurred costs exceed the budget, the Medical Group also shares the additional costs. Limitations are included at both the individual Member level (through the payment of a reinsurance premium for specific Stop-Loss) and at the aggregate level (through a percentage limitation on overall shared savings or losses) to mitigate extraordinary performance fluctuations.

2.   BUDGET TERM

   For the period January 1, 1996, through December 31, 1996. If adjustments to the hospital control budget under negotiation cannot be agreed to by the parties by the renewal date, this Agreement may be terminated pursuant to Section 7.1. Retroactive changes shall be allowed, if mutually agreed upon in writing by the parties.

          HOSPITAL BUDGET:  $32.00 pmpm

3.   ACTUAL COSTS

Actual costs are defined for purposes of this program as charges for those services included in the Hospital Control Program incurred during the contract period that are:

      a.    Paid, at net, by PacifiCare
      b. Received and unpaid as of the run date of the HCP settlement calculation at gross amount billed.

                                  LESS

      c. Prior years' claims and recoveries associated with authorized services will be carried forward each year on the basis that claims will not exceed recoveries by more than the lesser of point five percent (.5%) pmpm of the total hospital control budget or four thousand dollars ($4,000).

      d. An estimated amount to account for discounts and Copayments expected to be received on the unpaid claims included as actual costs.

4.   CALCULATIONS OF SAVINGS AND LOSSES

If actual costs are less than the earned budget, then Medical Group will be paid according to the attached schedule.

An interim calculation of the HCP results will be made by PacifiCare for each quarter based on estimated incurred costs. The calculations will be computed on a contract year-to-date basis. The results will be reported to the Medical Group within sixty (60) days of the end of each quarter. If there are deficits in the HCP, the Medical Group will be required to make a payment to PacifiCare in the amount the calculation indicates.

Medical Group shall submit all requests to reconcile the quarterly risk settlement no later than sixty (60) days after receipt of each quarterly risk settlement report. PacifiCare shall respond to reconciliation requests within sixty (60) days of receipt of request. No later than August 31 after the end of the prior year can the Medical Group submit request for claims readjudication under risk settlement for the prior year.

Final payment will be made within one hundred and fifty (150) days of the end of the contract period.

5.   SPECIAL CONDITIONS FOR EMERGENCY SERVICES

If the Medical Group directs a Member to use the emergency services of a hospital, and PacifiCare determines that direction was inappropriate, PacifiCare may issue a written Conformance Request to Medical Group. The Conformance Request will serve as notice that all subsequent inappropriate referrals may have a penalty applied. If Medical Group thereafter makes an inappropriate referral for emergency services of a hospital, PacifiCare may deduct the professional component of the PacifiCare payment from Medical Group's capitation as a penalty for improper referral. Medical Group may request review of any determination by PacifiCare pursuant to this Paragraph by the Quality Assurance Committee.

6.   UNAUTHORIZED ADMISSIONS

Calculations shall not include unauthorized admissions whereby a patient is admitted by a nonparticipating or nonreferring physician in a nonemergency status or out-of-area hospitalization.

                       HOSPITAL CONTROL PROGRAM - SCHEDULE

ase Medical Premium           $85.81   $85.81   $85.81     $85.81    $85.81   $85.81  $85.81   $85.81   $85.81
hysician Cap [1]              $42.00   $42.00   $42.00     $42.00    $42.00   $42.00  $42.00   $42.00   $42.00
ospital Budget [2]            $32.00   $32.00   $32.00     $32.00    $32.00   $32.00  $32.00   $32.00   $32.00
ctual Costs                   $24.00   $25.00   $26.00     $27.00    $28.00   $29.00  $30.00   $31.00   $32.00
avings                        $ 8.00   $ 7.00   $ 6.00     $ 5.00    $ 4.00   $ 3.00  $ 2.00   $ 1.00   $ 0.00
acifiCare                     $ 2.00   $ 2.00   $ 2.00     $ 1.00    $ 1.00   $ 0.00  ($.72)   ($.72)   ($.72)
orvallis Clinic [3]           $ 6.00   $ 5.00   $ 4.00     $ 4.00    $ 3.00   $ 3.00  $ 2.72   $ 1.72   $0.72
otal to Delivery Sys.         $72.00   $72.00   $72.00     $73.00    $73.00   $74.00  $74.72   $74.72   $74.72
ut of Area Costs              $ 1.65   $ 1.65   $ 1.65     $ 1.65    $ 1.65   $ 1.65  $ 1.65   $ 1.65   $ 1.65
otal Health Care Costs        $73.65   $73.65   $73.65     $74.65    $74.65   $75.65  $76.37   $56.37   $76.37
acifiCare MLR                  85.8%    85.8%    85.8%      87.0%     87.0%    88.2%   89.0%    89.0%    89.0%
otal to HealthQuest           $48.00   $47.00   $46.00     $46.00    $45.00   $45.00  $44.72   $43.72   $42.72

Assumptions:
[1] $42 pmpm is based on January 1996 age/sex and copy adjustments and will fluctuate accordingly.
[2]   Fixed pmpm.  The Clinic will not purchase reinsurance from PacifiCare.
[3]   Hospital Costs beyond $32 pmpm are at PacifiCare's risk.

Corv Platfm3/96                         - 75 -              6/14/96

                                   EXHIBIT E2
                            HOSPITAL CONTROL PROGRAM
                           SECURE HORIZONS HEALTH PLAN

1.   INTRODUCTION

The Hospital Control Program (HCP) is designed to provide a financial incentive for the control of inpatient, in-area emergency services and selected other outpatient services. When actual incurred costs compared to a predetermined budget are favorable, the savings will be shared with Medical Group. Conversely, when actual incurred costs exceed the budget, the Medical Group also shares the additional costs. Limitations are included at both the individual Member level (through the payment of a reinsurance premium for specific Stop-Loss) and at the aggregate level (through a percentage limitation on overall shared savings or losses) to mitigate extraordinary performance fluctuations.

2.   BUDGET TERM

     For the period January 1, 1996, through December 31, 1996. If adjustments to the hospital control budget under negotiation cannot be agreed to by the parties by the renewal date, this Agreement may be terminated pursuant to
Section 7.1. Retroactive changes shall be allowed if mutually agreed upon in writing by the parties.

          HOSPITAL BUDGET:  41.84% of total premium

3.   ACTUAL COSTS

Actual costs are defined for purposes of this program as charges for those services included in the Hospital Control Program incurred during the contract period that are:

     a.  Paid, at net, by PacifiCare

     b. Received and unpaid as of the run date of the HCP settlement calculation at gross amount billed.

                                      LESS
     c. Prior years' claims and recoveries associated with authorized services will be carried forward each year on the basis that claims will not exceed recoveries by more than the lesser of point five percent (.5%) pmpm of the total hospital control budget or four thousand dollars ($4,000).

     d. An estimated amount to account for discounts and Copayments expected to be received on the unpaid claims included as actual costs.

4.   CALCULATION OF SAVINGS AND LOSSES

If actual costs are less than the earned budget, then Medical Group will be paid fifty percent (50%) of the amount saved.

If actual costs are greater than the earned budget, then Medical Group will be liable for fifty percent (50%) of the deficit.

An interim calculation of the HCP results will be made by PacifiCare for each quarter based on estimated incurred costs. The calculations will be computed on a contract year-to-date basis. The results will be reported to the Medical

Group within sixty (60) days of the end of each quarter. If there are deficits in the HCP, the Medical Group will be required to make a payment to PacifiCare in the amount the calculation indicates.

Medical Group shall submit all requests to reconcile the quarterly risk settlement no later than sixty (60) days after receipt of each quarterly risk settlement report. PacifiCare shall respond to reconciliation requests within sixty (60) days of receipt of request. No later than August 31 after the end of the prior year can the Medical Group submit request for claims readjudication under risk settlement for the prior year.

Final payment will be made within one hundred and fifty (150) days of the end of the contract period.

5.   SPECIAL CONDITIONS FOR EMERGENCY SERVICES

If the Medical Group directs a Member to use the emergency services of a hospital, and PacifiCare determines that direction was inappropriate, PacifiCare may issue a written Conformance Request to Medical Group. The Conformance Request will serve as notice that all subsequent inappropriate referrals may have a penalty applied. If Medical Group thereafter makes an inappropriate referral for emergency services of a hospital, PacifiCare may deduct the professional component of the PacifiCare payment from Medical Group's capitation as a penalty for improper referral. Medical Group may request review of any determination by PacifiCare pursuant to this Paragraph by the Quality Assurance Committee.

6.   UNAUTHORIZRD ADMISSIONS

Calculations shall not include unauthorized admissions whereby a patient is admitted by a nonparticipating or nonreferring physician in a nonemergency status or out-of-area hospitalization.

                                   EXHIBIT F1
                          PRESCRIPTION SERVICES PROGRAM
                        PACIFICARE COMMERCIAL HEALTH PLAN


The purpose of the Pharmacy Control Program is to provide an incentive to the Medical Group to foster efficient utilization of prescription services. If pharmacy costs for a calendar year are below the Medical Group's budget, the Medical Group has the opportunity to share in the savings. In the event that the pharmacy costs exceed the Medical Group's budget, the Medical Group will share in the deficit.

PHARMACY CONTROL PROGRAM BUDGET
The Pharmacy Control Program budget shall equal eighty-two percent (82%) of the outpatient prescription drug benefit supplemental premium per member assigned to the group per month.

ACTUAL COSTS
The Actual Costs will be the actual expenses paid by PacifiCare for pharmacy services of those members assigned to the Medical Group for the applicable month.

BUDGET SURPLUS
In the event that Actual Costs are less than the Pharmacy Control Program Budget, the amount will be referred to as a Budget Surplus. If Actual Costs are up to $1 less than the Budget, PacifiCare shall pay the Medical Group 100% of the savings, up to $1 pmpm. In the event that Actual Costs are more than $1 below the Budget, PacifiCare shall pay the Medical Group $1 pmpm (for the first dollar under budget) and 50% of the Budget Surplus beyond the first dollar.

BUDGET DEFICIT
In the event that Actual Costs exceed the Budget during the calendar year, the amount of this excess will be referred to as a Budget Deficit. If Actual Costs are up to $1 over the Budget, Medical Group shall pay PacifiCare 100% of the amount of the deficit, up to $1 pmpm. In the event that Actual Costs are more than $1 over the Budget, the Medical Group shall pay PacifiCare $1 pmpm (for the first dollar over budget) and 50% of the Budget Deficit beyond the first dollar.

UTILIZATION REPORTS
PacifiCare shall provide quarterly utilization reports to Medical Groups. Total pharmacy expenditures for the Pharmacy Control Program will be calculated and reported on an annual basis only.

PHARMACY CONTROL PROGRAM CALCULATIONS
The annual Pharmacy Control Program calculations shall be completed within one hundred twenty (120) days of year end. If Medical Group is entitled to a payout, PacifiCare shall make payment within one hundred twenty days of year end. If PacifiCare is entitled to a payout by the Medical Group, the Medical Group agrees to make payment to PacifiCare within sixty (60) days of receipt of the Pharmacy Control Program Calculations. If Medical Group fails to make payment to PacifiCare within sixty days, PacifiCare reserves the right to withhold owed amount from future capitation payments.

                                   EXHIBIT F2
                          PRESCRIPTION SERVICES PROGRAM
                            PACIFICARE MEDICAID PLAN

The purpose of the Pharmacy Control Program is to provide an incentive to the Medical Group to foster efficient utilization of prescription services. If pharmacy costs for a calendar year are below the Medical Group's budget, the Medical Group has the opportunity to share in the savings.

PHARMACY CONTROL PROGRAM BUDGET
The Pharmacy Control Program budget shall equal:


            OHP    PLM Adults   PLM Child
   LESS THAN100%    100-133%    100-133%              AB/AD w/   AB/AD w/o       OOA w/    OAA w/o   CSD
            FPL     FPL         FPL           GA      Medicare   Medicare        Medicare  Medicare  Children
-------------------------------------------------------------------------------------------------------------
Rx Line
 Budget     $10.97  $15.25      $6.05         $16.23  $76.19     $160.12         $78.97    $76.97    $11.14


ACTUAL COSTS
The Actual Costs will be the actual expenses paid by PacifiCare for pharmacy services of those members assigned to the Medical Group for the applicable month.

BUDGET SURPLUS AND DEFICIT
If Actual Costs are less than the Total Budget, PacifiCare shall pay the Medical Group 50% of the savings.

Medical Group is not responsible for deficits in the Pharmacy Control Budget.

UTILIZATION REPORTS
PacifiCare shall provide quarterly utilization reports to Medical Groups. Total pharmacy expenditures for the Pharmacy Control Program will be calculated and reported on an annual basis only.

PHARMACY CONTROL PROGRAM CALCULATIONS
The annual Pharmacy Control Program calculations shall be completed within one hundred twenty (120) days of year end. If Medical Group is entitled to a payout, PacifiCare shall make payment within one hundred twenty days of year end. If PacifiCare is entitled to a payout by the Medical Group, the Medical Group agrees to make payment to PacifiCare within sixty (60) days of receipt of the Pharmacy Control Program Calculations. If Medical Group fails to make payment to PacifiCare within sixty days, PacifiCare reserves the right to withhold owed amount from future capitation payments.

                                   EXHIBIT G1
                               CAPITATED PAYMENTS
                        PACIFICARE POINT-OF-SERVICE PLAN

1. DEFINITIONS - The following definitions shall apply to the PacifiCare Point-of-Service Plan:

     1.1 COMMERCIAL PLAN - is the PacifiCare Commercial Health Plan which does not provide coverage for Out-Of-Network Services.

     1.2 IN-NETWORK SERVICES - are Covered Services which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan, (b) received from a Non-Participating Provider following the direction, written referral or prior authorization from a Participating Medical Group or a Medical Group Physician, or (c) Emergency Services.

     1.3 OPTION MEMBERS - are Members who are enrolled in the PacifiCare Point-of-Service Plan and assigned to Medical Group.

     1.4 OUT-OF-NETWORK SERVICES - Are Covered Services, excluding Emergency Services, which are sought and received by Option Members without the direction, advice, written referral or prior authorization from their Participating Medical Group or a Medical Group Physician. Out-of-Network Services are covered under the PacifiCare Point-of-Service Plan at a lower benefit level.

     1.5 POINT-OF-SERVICE (POS) PLAN (OR "OPTION PLAN") - is the PacifiCare Commercial Plan under which Members are entitled to coverage for both
In-Network and Out-of-Network Services. An Option Member selects a Primary Care Physician at the time of enrollment and receives a higher level of benefits for In-Network Services directed and authorized by the Member's Primary Care Physician and a lower level of coverage for Out-of-Network Services.

2. TERMS OF PACIFICARE COMMERCIAL PLAN - Except as otherwise indicated in this Exhibit H, all terms and conditions applicable to the PacifiCare Commercial Plan apply to the Point-of-Service Plan.

3. COVERED SERVICES - Medical Group agrees to provide, arrange and direct Covered Services for Option Members under the same terms and conditions as the Commercial Plan and in the same manner as for Commercial Members, without regard to the option of Out-of-Network Services.

4. ELIGIBILITY LIST - PacifiCare agrees to provide Medical Group with an Eligibility List for the Option Members separate from the Eligibility List furnished by PacifiCare for Commercial Members enrolled in the Commercial Plan. Each Option Member will also receive a separate Member identification card distinct from the Member identification care provided to Commercial Members. Services provided to Members who convert from the Commercial Plan to the Point-of-Service Plan, but which are not yet reflected on the Eligibility List, may be billed to PacifiCare as if they are covered, if accompanied by a signed Eligibility Guarantee form.

5. ADMINISTRATIVE PROCEDURES FOR POINT-OF-SERVICE PLAN - Medical Group shall cooperate in arranging access to Out-of-Network Services in accordance with any and all policies and procedures established by PacifiCare specifically for the Point-of-Service Plan, as set forth separately in the Provider Manual, including but not limited to, procedures for the submission of claims, authorizations, subrogation and third party liability.

6.   COMPENSATION

     A.    FEE FOR SERVICE

           1. COMPENSATION - Medical Group's compensation under the PacifiCare Point-of-Service Plan and indemnity look alike portion includes the following RBRVS factors:

           E & M               OTHER
           $47.16              $53.60

     Medical Group agrees to cooperate in arranging access to Non-Participating Providers at Medical Group's contracted rates where PacifiCare finds that arrangement advantageous.

          2. THIRD PARTY LIABILITY - Medical Group further agrees to provide PacifiCare with any Member patient information required to subrogate the claim where the possibility of dual coverage or liability may exist.

          3.    OPTION PLAN UTILIZATION CONTROL PROGRAM

                3.1   INTRODUCTION - The Option Plan Utilization Control
Program is designed to promote the financial incentive for control of Out-of-Network Services. When actual incurred costs compared to a pre-determined budget are favorable, the savings will be shared with Medical Group. If actual costs are less than the earned budget, then Medical Group shall be paid fifty percent (50%) of the amount saved up to ten percent (10%) of the total budget. There is no down-side risk sharing program.

                3.2 BUDGET AND BUDGET TERM - The budget listed below is in effect from January 1, 1996 through December 31, 1996:

                  $93.67

     Note: If membership in Option plan for Medical Group exceeds 250 members, PacifiCare and Medical Group will renegotiate Budget and Term.

                3.3 ACTUAL COSTS - Actual costs are defined for purposes of the Point-of-Service Utilization Control Program as those services included in the Utilization Management Budget (UMB) incurred that are:
                      (a)   Paid, at net, by PacifiCare;
                      (b) Received and unpaid as of the run date of the UMB settlement calculation at gross amount billed; and
                      (c) Medical Group authorized services from the immediate prior calendar year which, due to their authorization by Medical Group more than ninety (90) days after the end of the calendar year, will be carried forward into the next year's cost calculations.

                            LESS

                      (d)   Member costs in excess of the amount stated in
Section 8.2 above;
                      (e) Prior years' claims and recoveries associated with authorized services will be carried forward each year on the basis that claims will not exceed recoveries by more than the lesser of point five percent (.05%) pmpm of the total hospital control budget or four thousand dollars ($4,000); and

                      (f) An estimated amount to account for discounts and Copayments expected to be received on the unpaid claims included as actual costs.

                3.4 CALCULATION - An interim calculation of the UMB results will be made by PacifiCare for each quarter based on estimated incurred costs. The calculations will be computed on a contract year-to-year basis. The results will be reported to Medical Group within sixty (60) days of the end of each quarter.

                3.5 MONTHLY REPORTING - PacifiCare will distribute a report monthly, on or before the fifteenth (15th) day of each month, that lists the payments made during the previous month for services included in the UMB.

                3.6 THIRD PARTY LIABILITY - Prior years' actual claims and recoveries associated with hospital or Emergency Services expenses that are considered third-party liability, workers' compensation, etc. will be carried forward each year. Third-party liability claims and recoveries will be included in the aggregate of all claims and recoveries, whereas the aggregate claims cannot exceed recoveries by more than the lesser of point five percent (.05%) of pmpm of the total Hospital Control Budget or four thousand dollars ($4,000).

     B.  CAPITATED POINT OF SERVICE

     Medical Group agrees that the financial arrangement under Section B of this Exhibit H will replace the financial arrangement under Section I of this Exhibit H following thirty (30) days notice of this decision to Medical Group by PacifiCare.

     Capitation payment for PacifiCare Point of Service plan subscribers will be determined in the same manner as for Commercial plan subscribers, as described in Exhibit C1, except for the following:

     MONTHLY CAPITATION PAYMENTS

     PacifiCare shall pay to Medical Group, as full payment for all Covered Services provided to each Point of Service Member who has selected or been assigned to Medical Group as his or her Primary Care Physician, a monthly Capitation Payment equal to the following:

     65% of the Percent of Premium specified in Exhibit C1, less 65% of the ISL Premium rate specified for the ISL program as noted in Exhibit D1.

     The actual amount of the Capitation Payment payable to Medical Group will vary according to the mix of Medical Group Members under age, sex and Copayment
plan  categories.    The  Capitation  Payment  covers  the  Hospital Services
listed in Section I of Exhibit A1 and the Medical Services listed in Section II of Exhibit A1. Prior to distribution of the Capitation Payment, PacifiCare shall deduct the premium for the Individual-Stop Loss program as specified in Exhibit D1. The Capitation Payment also includes payment of the Hospital Control Utilization Budget.

MATERNITY PAYMENTS

     For term pregnancies within nine (9) months after initial PacifiCare membership, PacifiCare shall make a one-time lump sum payment to Medical Group of $850. Medical Group shall be responsible to notify PacifiCare. Payment will be made following delivery.

                                   EXHIBIT G2
                            HOSPITAL CONTROL PROGRAM
                        PACIFICARE POINT OF SERVICE PLAN

1.   INTRODUCTION

The PacifiCare Point of Service Control Program is designed to provide a financial incentive for the control of In-Network Hospital Services and Out-of-Network Services.

PacifiCare Point of Service Subscriber member months and related In-Network Hospital Service expenses shall not be included in calculating the Commercial Utilization Control Program described in Exhibit E1.

2.   BUDGET

Point of Service Budget shall be equal to the Commercial HUCP budget as described in Exhibit E1 plus the thirty-five percent (35%) withhold from the Point of Service Capitation, as described in Exhibit H1, less sixty-five percent (65%) of the reinsurance premium specified in Exhibit E1.

3.   ACTUAL COSTS applied against the Point of Service Budget will consist of:

     a. In-Network Hospital Services costs incurred during the period of calculation for which PacifiCare has received a claim and paid net of discounts; In-Network Hospital Services incurred prior to the period of calculation and paid during the current period; and for quarterly interim calculations, In-Network Hospital Services incurred during the period for which PacifiCare has received a claim but has not paid, less an average aggregate discount factor (for year end calculations, only paid claims will be included); LESS Subscriber claim costs in excess of the In-Network Hospital Services reinsurance deductible specified above;

     b. Claims paid charges for Out-of-Network Services incurred during the current period; and paid claim charges for Out-of-Network Services incurred but not included in prior period Point of Service Control Program calculations; LESS

     c. Third party liability and coordination of benefit recoveries for In-Network and Out-of-Network Services that are received during the period of calculation.

4. SAVINGS DISTRIBUTION - In the event that total charges are less than the earned Point of Service Budget, Medical Group shall be entitled to participate in a capitation restoration program, whereby Medical Group shall receive the difference between actual capitation paid for PacifiCare Point of Service Subscribers for the period and the amount Medical Group would have received had Medical Groups capitation payments been based on one hundred percent (100%) of the rates as defined in Exhibit C. Distribution to Medical Group under this capitation restoration program shall be limited to the savings available pursuant to the Point of Service Control Program calculation. Additionally, Medical Group shall receive fifty percent (50%) of any remaining savings, if any, after the Medical Group capitation restoration distribution.

     Medical Group is not at financial risk in the event that total charges exceed the earned Point of Service Budget.

5. PERIODIC CALCULATIONS - the PacifiCare Point of Service Control Program shall be administered on a Medical Group specific basis. For Medical Groups with multiple facilities, the program shall be calculated for each facility, however savings and payment distributions shall be based on Medical Groups consolidated results.

Cumulative calculations of the PacifiCare Point of Service Control Program results will be based on calendar quarters in conjunction with Commercial Plan Hospital Control Program calculations, which are within sixty (60) days of the end of each calendar quarter except for the first and forth quarters for which no calculation or payment will be made in anticipation of the year end settlement. Interim distribution payments will be limited to sixty percent (60%) of calculated savings to account for incurred but not received claims.

Year end calculations and payments of the PacifiCare Point of Service Control Program shall be made within one hundred eighty (180) days of the end of each calendar year.

                                    EXHIBIT H
                         CREDENTIALING DELEGATION TABLE



NOT DELEGATED TO MEDICAL GROUPS

THE FOLLOWING TABLE DOES NOT APPLY

-----------------------------------------------------------------------------------------------------------------------------
CR          CR STANDARDS, NARRATIVE                         POTENTIALLY     PCO              COMMENTS
STANDARDS                                                   DELEGATED TO
                                                            APPROVED
                                                            PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------
            PROGRAM DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------
1.0         The   managed   care   organization   has                       X                Delegated organization
            written policies and procedures for the                                          must   include   PCO's
            credentialing  process  that  include  the                                       P&Ps as an addendum to
            original credentialing,  recredentialing,                                        their P&Ps
            reclassification and/or reappointment of                                         PCO  must  review  the
            physicians     and     other     licensed                                        delegated
            independent practitioners who fall under                                         organizations  P&Ps  to
            its scope of authority and action.                                               verify    that    PCO's
            -Are there criteria that are applied to                                          P&P's are included in
            each applicant?                                                                  an addendum, and then
            -Are   exceptions   to   criteria   clearly                                      review  their
            defined?                                                                         credentialed
            -Is  there  a  stated  time  frame  for                                          /recredentialed  files
            recredentialing?                                                                 to  verify  that  they
            -Is  the  recredentialing  process  clearly                                      are  complying  with
            described?                                                                       PCO and NCQA
            -Is there a stated process for reviewing,                                        standards.
            and revising P&Ps?
-----------------------------------------------------------------------------------------------------------------------------
            GOVERNANCE APPROVAL
-----------------------------------------------------------------------------------------------------------------------------
2.0         The  governing  body,  or  the  group  or                       X                Governance  cannot  be
            individual  to  whom  the  governing  body                                       delegated.  PCO's
            has formally delegated the credentialing                                         governing   body   must
            function,   reviews   and   approves   the                                       approve    all    PCO's
            credentialing policies and procedures.                                           credentialing
                                                                                             /recredentialing
                                                                                             policies and
                                                                                             procedures.
-----------------------------------------------------------------------------------------------------------------------------
            COMMITTEE APPROVAL
-----------------------------------------------------------------------------------------------------------------------------
3.0         The managed care organization designates                        X                PCO   cannot   delegate
            a credentialing committee or other peer                                          final  approval  of
            review  body  that  makes  recommendations                                       delegated credentialed
            regarding credentialing decisions.                                               or recredentialed
            -Credentialing  Policies  and  Procedures                                        candidates.    PCO
            must  reflect  committee  composition  and                                       Credentialing
            meeting frequency.                                                               Committee will need to
            -Committee minutes must reflect that the                                         review   and   approve
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
            committee   thoughtfully   considers   the                                       lists  from  delegated
            credentials of each applicant.                                                   credentialing entities
                                                                                             and     give    final
                                                                                             approval.

                                                                                             The          delegated
                                                                                             organization must
                                                                                             notify   PCO   of   any
                                                                                             newly  credentialed  or
                                                                                             recredentialed
                                                                                             providers,   at   least
                                                                                             monthly.
-----------------------------------------------------------------------------------------------------------------------------
            SCOPE OP AUTHORITY
-----------------------------------------------------------------------------------------------------------------------------
4.0         The managed care organization identifies                        X
            those  practitioners  who  fall  under  its
            scope of authority and action.
            4.1  Included,  at  a  minimum,  are  all
            physicians     and     other     licensed
            independent practitioners listed in the
            managed  care  organizations  literature
            for members.
-----------------------------------------------------------------------------------------------------------------------------
            CREDENTIALING PROCESS
-----------------------------------------------------------------------------------------------------------------------------
5.0         The  initial  credentialing  process  is        X                                Primary   verification
            ongoing and up-to-date.   At a minimum,                                          can be delegated.  The
            the  delegated  organization  obtains  and                                       process must meet NCQA
            reviews  verification  of  the  following                                        standards and
            from primary sources.                                                            document, at a
            5.1 A current valid license to practice;                                         minimum,
            5.2 Clinical privileges in good standing                                         identification  of  the
            at   the   hospital   designated   by   the                                      source, date verified,
            practitioner  as  the  primary  admitting                                        and  reviewers
            facility, as applicable;                                                         initials.
            5.3 A valid DEA or CDS certification, as
            applicable;
            5.4  Graduation  from  medical  school  and
            completion  of  a  residency,  or  board
            certification, as applicable;
            5.5 Work history;
            5.6    Current,    adequate    malpractice
            insurance according to the managed care
            organization's policy; and
            5.7    Professional    liability    claims
            history.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
6.0         The  applicant  completes  an  application      X                                The  application  form
            for membership.                                                                  should include all of
            6.1 The application includes a statement                                         these  points  outlined
            by the applicant regarding;                                                      in the standard.  If a
            6.1.1  reasons  for  any  inability  to                                          copy of an application
            perform  the  essential  functions  of  the                                      from  an  organization
            positions,      with or without                                                  external  to  PCO  is
            accommodation;                                                                   used,  the  copy  must
            6.1.2 lack of present illegal drug use                                           include   an   original
            #;                                                                               attestation and
            6.1.3 history of loss of license and/or                                          physician signature to
            felony convictions;                                                              correctness and
            6.1.4  history of loss or limitation of                                          completeness   of   the
            privileges or disciplinary activity.                                             application.
            6.2   There   is   an   attestation to
            correctness    /completeness    of the
            application.
-----------------------------------------------------------------------------------------------------------------------------
7.0         There  is  evidence  that  the  delegated                       X                PCO  must  review  the
            organization requests information on the                                         delegates  policy  and
            practitioner  from  recognized  monitoring                                       procedures on
            organizations.                                                                   obtaining  information
            7.1  The  managed  care  organization  has                                       from appropriate
            requested information from the National                                          agencies.   There must
            Practitioner Data Bank.                                                          be  evidence  that  the
            7.2  The  managed  care  organization  has                                       delegate's  policy  on
            requested  information  from  the  State                                         obtaining  information
            Board of Medical Examiners or Department                                         has been followed.
            of    Professional    Regulations    (if
            available).
            7.3  The  managed  care  organization  has
            reviewed for pervious sanction activity
            by Medicare and Medicaid.
-----------------------------------------------------------------------------------------------------------------------------
            SITE VISIT
-----------------------------------------------------------------------------------------------------------------------------
8.0         There  is  an  initial  visit  to  each                         X                PCO must conduct site
            potential  primary  care  practitioner's                                         visits on all PCPs and
            office    and    to    the    offices    of                     PCO              high-volume
            obstetricians/gynecologists and other                           delegates        specialists.
            high-volume specialists.                                        this to the      The  site  visit  must
            8.1  The  visit  results  in documentation                      OMA/ARC          occur  within  a  one-
            of a structured review of the site and                          Program          year  period  prior  to
            of  medical  recordkeeping practices to                                          the credentials
            ensure conformance with the managed care                                         committee's review and
            organization's standards.                                                        recommendation.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             Completed  site  visit
                                                                                             forms must be
                                                                                             maintained   in   PCO's
                                                                                             credentialing file.
                                                                                             There should be notes
                                                                                             in PCO's credentialing
                                                                                             file   that   describes
                                                                                             the  results  of  the
                                                                                             visits.

                                                                                             PCO would not delegate
                                                                                             this to Medical Groups
                                                                                             or       credentialing
                                                                                             agencies.
-----------------------------------------------------------------------------------------------------------------------------
            OTHER PROVIDERS
-----------------------------------------------------------------------------------------------------------------------------
9.0         The   managed   care   organization   has                       X                Prior  to  contracting,
            written policies and procedures for the                                          the    managed    care
            initial  quality  assessment  of  health                                         organization    should
            delivery  organizations  with  which  it                                         verify     that     the
            intends to contract.   The managed care                                          delivery  organization
            organization  should  confirm  that  the                                         has met all state and
            health  delivery  organization  has  been                                        federal  licensing  and
            reviewed  and  approved  by  a  recognized                                       regulatory
            accrediting   body,   and   is   in   good                                       requirements.
            standing   with   state   and   federal                                          PCO   should   confirm
            regulatory   bodies.     If   the   health                                       that  the  health  care
            delivery   organization   has   not   been                                       delivery  organization
            approved  by  a  recognized  accrediting                                         has been approved by a
            body, the managed care organization must                                         recognized accrediting
            develop   and   implement   standards   of                                       body.
            participation.  Health    delivery                                               Verification from
            organization   include,   but   are   not                                        primary   sources   for
            limited to:                                                                      either   licensure   or
                                                                                             accreditation  is  not
            CR9.1 Hospitals                                                                  required.
            CR9.2 Home Health Agencies
            CR9.3 Nursing Homes
            CR9.4 Free Standing Surgical Centers
-----------------------------------------------------------------------------------------------------------------------------
            RECREDENTIALING PROCESS
-----------------------------------------------------------------------------------------------------------------------------
10.0        There  is  a  process  for  the  periodic       X               X                Reverification of
            verification of credentials                                                      primary   verification
            (recredentialing,    reappointment,    or                                        credentials   can   be
            recertification) that is ongoing and up-                                         delegated.   PCO  must
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
            to-date.                                                                         verify     that     the
            10.1 At a minimum, the recredentialing,                                          delegates policies and
            recertification or reappointment process                                         procedures     include
            includes   verification   from   primary                                         PCO's   P&Ps   and   an
            sources of:                                                                      attachment,  and  then
            10.2.1   a   valid   state   license   to                                        evaluate the extent to
            practice;                                                                        which   the   delegate
            10.2.2   clinical   privileges   in   good                                       adheres to its
            standing at the hospital designed by the                                         policies and
            practitioner  as  the  primary  admitting                                        procedures in
            facility;                                                                        recredentialing
            10.2.3 a valid DEA or CDS  certificate,                                          providers.
            as applicable;                                                                   PCO demonstrates
            10.2.4     Board certification,     as                                           oversight of delegated
            applicable;                                                                      activities, and
            10.2.5   current,   adequate   malpractice                                       conducts  for  Provider
            insurance according to the managed care                                          Groups  that  are  not
            organization's policy;                                                           delegated.
            10.2.6   professional   liability   claims
            history.
            10.3    The    recredentialing    process
            includes  a  current  statement  by  the
            applicant regarding
            10.3.1   physical   and   mental   health
            status;
            10.3.2   lack   of   immurement   due   to
            chemical dependency abuse.
-----------------------------------------------------------------------------------------------------------------------------
11.0        There is evidence that the managed care                         X                The    delegate    must
            organization  requests  information  from                       PCO     does     document       primary
            recognized monitoring organizations.                            oversight/       verification
            11.1  The  managed  care  organization  has                     continuous       including, at a
            requested information from the National                         monitoring       minimum,
            Practitioner Data Bank.                                                          identification  of  the
            11.2  The  managed  care  organization  has                                      source, date verified,
            requested  information  from  the  State                                         and reviewers
            Board of Medical Examiners or Department                                         initials.
            of    Professional    Regulations    (if
            available).
            11.3  The  managed  care  organization  has
            reviewed for previous sanction activity
            by Medicare and Medicaid.
-----------------------------------------------------------------------------------------------------------------------------
12.0        The  recredentialing,  recertification  or                      X                PCO's     and     it's
            performance   appraisal   process   also                                         delegates   must   have
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
            includes  review  of  data  from  member                                         recertification
            complaints,  results of  quality reviews,                                        policies and
            utilization   management,   and   member                                         procedures
            satisfaction surveys.                                                            Both   PCO   and   it's
            12.1 member complaints;                                                          delegates
            12.2 results of quality reviews;                                                 recertification
            12.3 utilization management;                                                     processes must
            12.4 member satisfaction surveys                                                 incorporate
                                                                                             information from
                                                                                             various  QI  processes,
                                                                                             such     as     member
                                                                                             complaints, results of
                                                                                             QI  studies,  UM,  and
                                                                                             member    satisfaction
                                                                                             surveys.
                                                                                             Practitioners  must  be
                                                                                             recredentialed   every
                                                                                             two years.
-----------------------------------------------------------------------------------------------------------------------------
13.0        The recredentialing process includes an                         X                PCO must conduct site
            on-site visit to provider offices.                              PCO              visits    on  all  PCPs
            13.1 The visit results in documenting of                        delegates        and        high-volume
            a structured review of the site and of                          to the           specialties.
            medical   recordkeeping   practices   to                        OM/ARC           The site visit must be
            ensure conformance with the managed care                        Program          completed   prior   to
            organization's standards.                                                        recredentialing.
            13.2  The  following  offices  should  be                                        There must be explicit
            visited:                                                                         standards for
            13.2.1 all primary care providers                                                criteria.
            13.2.2 all obstetricians/gynecologists;                                          Completed  site  visit
            13.2.3 high-volume specialists                                                   forms must      be
                                                                                             maintained    in    the
                                                                                             credentialing file.
                                                                                             There should be notes
                                                                                             in  the  credentialing
                                                                                             file   that   describes
                                                                                             the  results  of  the
                                                                                             visits.

                                                                                             PCO   would   directly
                                                                                             work with the OMA ARC
                                                                                             program,  but  not  to
                                                                                             provider   groups   or
                                                                                             other entities
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
            DELEGATION
-----------------------------------------------------------------------------------------------------------------------------
14.0        The    managed    care    and    delegated                      X                PCO must have P&Ps to
            organization has policies and procedures                                         suspend  or  terminate
            for   the   reducing,   suspending,   or                                         providers when serious
            terminating practitioner privileges.                                             quality   deficiencies
            14.1  There  is  a  mechanism  for,  and                                         are identified.
            evidence of implementation of procedures                                         PCO   must   have   an
            for,     reporting     to     appropriate                                        appeal   process   for
            authorities serious quality deficiencies                                         practitioners    whose
            which  could  result  in  suspension  or                                         privileges  have  been
            termination    of    a    practitioner's                                         reduced, suspended, or
            participation.                                                                   terminated.
            14.2  There  is  an  appeal  process  in                                         There must be evidence
            instances   where   the   managed   care                                         that   PCO   identifies
            organization   reduces,   suspends,   or                                         serious        quality
            terminates a practitioner's                                                      deficiencies, and
            participation  for  reasons  relating  to                                        takes appropriate
            quality   of   care,    competence,   or                                         action.
            professional conduct.   The managed care                                         PCO   must   have   a
            organization   makes   known   to   the                                          mechanism
            practitioner  the  procedure  by  which  to                                      for
            appeal an adverse determination.                                                 notifying any
                                                                                             practitioner  and
                                                                                             their   organization
                                                                                             that   privileges have
                                                                                             been reduced,
                                                                                             suspended, or
                                                                                             terminated    by    the
                                                                                             appeal process.
-----------------------------------------------------------------------------------------------------------------------------
15.0        If   the   managed   care   or   delegated                      X                Delegate's    contract
            organization delegates any credentialing                                         provisions must
            (and  recredentialing,   recertification,                                        include PCO's
            or     reappointment)     activates     to                                       credentialing and
            contractors,   there   is   evidence   of                                        recredentialing P&Ps
            oversight of the contracted activity.                                            PCO must monitor it's
            15.1 There is written description of:                                            delegates
            15.1.1 the delegated activities;                                                 credentialing and
            15.1.2 the delegate's accountability for                                         recredentialing
            these activities.                                                                processes   at   least
            15.2   The   managed   care   organization                                       annually.
            retains   the   right   to   approve   new                                       Delegate  must  have
            providers and sites, and to terminate or                                         process  for  notifying
            suspend individual providers.                                                    PCO     of     provider
            15.3   The   managed   care   organization                                       additions,  deletions,
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
            monitors   the   effectiveness   of   the                                        or     other
            delegate's credentialing       and                                               status
            reappointment or recertification                                                 changes.
            processes at least annually.                                                     PCO  must  reserve  the
                                                                                             right to
                                                                                             approve/disapprove
                                                                                             individual
                                                                                             practitioners and
                                                                                             sites.
                                                                                             PCO   delegates   must
                                                                                             coordinate   PCO's   QI
                                                                                             program     and     the
                                                                                             delegate's
                                                                                             recertification
                                                                                             process.
                                                                                             PCO staff must review
                                                                                             delegates
                                                                                             credentialing
                                                                                             committee minutes,
                                                                                             credentialing   files,
                                                                                             verification
                                                                                             documentation and
                                                                                             incorporated
                                                                                             recredentialing
                                                                                             processes.
-----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT I
                        DELEGATION OF QUALITY IMPROVEMENT

FOLLOWING THREE  PAGES

-----------------------------------------------------------------------------------------------------------------------------
QI          QI STANDARDS, NARRATIVE                                                            DELEGATED TO          PCO
STANDARDS                                                                                      PROVIDER GROUP
-----------------------------------------------------------------------------------------------------------------------------
1.0         PROGRAM STRUCTURE                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
2.0         ACCOUNTABILITY TO THE GOVERNING BODY                                                                     X
-----------------------------------------------------------------------------------------------------------------------------
3.0         COORDINATION WITH OTHER MANAGEMENT ACTIVITY                                                              X
-----------------------------------------------------------------------------------------------------------------------------
3.1         QI  information  is  used  in  recredentialing,  recontracting,  and/or  annual performance evaluations:
            Provider Groups                                                                                          X
            PCO-contracted ancillary providers                                                                       X

            Provider Group contracted ancillary providers                                                            X
            Provider Group contracted specialists                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
3.2         QI  activities  are  coordinated  with  other  performance  monitoring  activities,                      X
            including  UM,  RM,  and  resolution  and  monitoring  of  member  complaints  and grievances.
-----------------------------------------------------------------------------------------------------------------------------
3.3         There is a linkage between QI and other management functions of the managed care                         X
            organization.   Examples  of  such  linkages  include  network  changes,  benefits redesign,  medical  management  systems,  practice  feedback  to  physicians,  and patient education.
-----------------------------------------------------------------------------------------------------------------------------
4.0         PROVIDER CONTRACTS:
            PCO-contracted Provider Groups                                                                           X
            PCO-contracted ancillary providers                                                                       X
            PCO-contracted hospitals and HDOs                                                                        X
            Provider Group contracted specialists                                                                    X
            Provider Group contracted ancillary providers                                                            X

-----------------------------------------------------------------------------------------------------------------------------
5.0         SCOPE AND CONTENT                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
6.0         IMPORTANT ASPECTS OF CARE AND SERVICE                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
6.1         The monitoring and evaluation of important aspects of care and service includes                          X
            high-volume services and high-risk services, and the care of acute and chronic conditions.
-----------------------------------------------------------------------------------------------------------------------------
6.2         The managed care organization is accountable for adopting and using practice                             X
            guidelines or explicit criteria that are based on reasonable scientific evidence and reviewed by managed care organization providers.
-----------------------------------------------------------------------------------------------------------------------------
6.3         The managed care organization evaluates the continuity and coordination of care                          X
            members receive.
-----------------------------------------------------------------------------------------------------------------------------
6.4         The managed care organization has mechanisms to detect underutilization as well                          X
            as overutilization.
-----------------------------------------------------------------------------------------------------------------------------
7.0         ACCESS TO CARE AND SERVICE:
            Access standards                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
            Performance on these standards is assessed against these standards:                                      X

-----------------------------------------------------------------------------------------------------------------------------
8.0         HEALTH MANAGEMENT SYSTEMS                                                                                X
-----------------------------------------------------------------------------------------------------------------------------
9.0         MEASUREMENT AND IMPROVEMENT
-----------------------------------------------------------------------------------------------------------------------------
9.1         Quality  indicators  that  are  objective,  measurable,  and  based  on  current                         X
            knowledge  and  clinical  experience  are  used  to  monitor  and  evaluate  each important aspect of are and service identified.
-----------------------------------------------------------------------------------------------------------------------------
9.1.1       The  managed  care  organization  has  performance  goals  and/or  a  benchmarking                       X
            process for each indicator.
-----------------------------------------------------------------------------------------------------------------------------
9.2         Appropriate methods and frequency of data collection are used for each indicator                         X
-----------------------------------------------------------------------------------------------------------------------------
9.2.1       QI activities include the collection of necessary data
-----------------------------------------------------------------------------------------------------------------------------
9.3         Data collected through monitoring and evaluation activities are analyzed
            - Collection and Submission                                                                              X
            - Oversight and Evaluation of Data Quality                                                               X

-----------------------------------------------------------------------------------------------------------------------------
9.3.1       Appropriate  clinicians  are  used  to  evaluate  data  on  clinical  performance  of                    X
            practitioners
-----------------------------------------------------------------------------------------------------------------------------
9.3.2       Multidisciplinary  teams  are  used,  where  indicated,  to  analyze  and  address                       X
            systems issues.
-----------------------------------------------------------------------------------------------------------------------------
10.0        ACTION AND FOLLOW-UP:
            The managed care organization takes actions to improve quality and assess the
            effectiveness of these actions through systematic follow-up.                                             X

-----------------------------------------------------------------------------------------------------------------------------
10.1        There is evidence that results of evaluations are used to improve clinical care                          X
            and service.
-----------------------------------------------------------------------------------------------------------------------------
10.2        There is a systematic method of tracking areas identified for improvement to                             X
            assure that appropriate action is taken.
-----------------------------------------------------------------------------------------------------------------------------
10.3        The managed care organization assures follow-up on identified issues to ensure                           X
            that actions for improvement have been effective.
-----------------------------------------------------------------------------------------------------------------------------
11.0        EFFECTIVENESS OF THE QI PROGRAM                                                                          X
-----------------------------------------------------------------------------------------------------------------------------
11.1        There is an annual written report on quality, including a report of completed QI activities, trending of clinical and service indicators and other performance
            data, and demonstrated improvements in quality.                                                          X
-----------------------------------------------------------------------------------------------------------------------------
11.2        There is evidence that QI activities have contributed to improvement in the care                         X
            and services provided members.
-----------------------------------------------------------------------------------------------------------------------------
12.0        DELEGATION OF QI ACTIVITY:                                                                               X
            If the managed care organization delegates any QI activities  to contractors, there is evidence of oversight of the contracted activity.
            (I suggest we use the NCQA Tool Matrix (page 45 of the tool book; attached) to document and delegation to groups, especially if there are any exceptions to PCO general standards.
-----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT I
                  DELEGATION OF QUALITY IMPROVEMENT (Continued)

PACIFICARE OF OREGON MEDICAL RECORDS
DELEGATION TABLE BY NCQA STANDARD

----------------------------------------------------------------------------------------------------
MEDICAL RECORDS    MEDICAL RECORDS            POTENTENTIALLY       PCO                 COMMENTS
STANDARDS          STANDARDS, NARRATIVE       DELEGATED
                                              TO APPROVED
                                              PROVIDERS
----------------------------------------------------------------------------------------------------
1.0                Medical  Records  are      X                    Oversight
                   maintained                                      Responsibility
                   in    a                                         ; mechanics of
                   manner    that    is                            this oversight
                   current,    detailed,                           is   delegated
                   organized, and                                  to the OMA/ARC
                   permits     effective                           Program
                   patient   care   and
                   quality review
----------------------------------------------------------------------------------------------------
1.1                All  records  reflect      X                    Oversight
                   all aspects of care                             delegated   to
                                                                   the    OMA/ARC
                                                                   Program
----------------------------------------------------------------------------------------------------
1.2                Records available to       X                    Oversight
                   health  practitioners                           delegated   to
                   at each encounter                               the    OMA/ARC
                                                                   Program
----------------------------------------------------------------------------------------------------
2.0                Managed   care   set                            X                   Coalition
                   standards for                                   Coalition   of      of   HMO's
                   medical records;                                HMO's    wrote      provides
                   systematically                                  and  agreed  to     oversight
                   reviews  records  for                           standards;          to     the
                   conformance and                                 mechanics   of      OMA/ARC
                   institutes                                      this oversight      Program
                   corrective     action                           is   delegated
                   when  standards  are                            to the OMA/ARC
                   not met                                         Program
----------------------------------------------------------------------------------------------------
3.0                Documentation of           X                    X
                   items    demonstrates                           Oversight
                   medical  records  are                           delegated   to
                   in conformity                                   the    OMA/ARC
                                                                   Program
----------------------------------------------------------------------------------------------------

Medical Records:  Flow Sheet/Each Provider
1.    Maintenance of clinical medical records.
2.    Review of office space medical records for conformance with standards.
3. Documentation that medical records are in conformity with good medical practice.

                                    EXHIBIT J
                      DELEGATION OF UTILIZATION MANAGEMENT


Next Two Pages

------------------------------------------------------------------------------------------------------------------------------------
UM          UM STANDARDS, NARRATIVE                                  DELEGATED    PCO    UNCERTAIN    COMMENTS
STANDARDS                                                            TO                  IF
                                                                     PROVIDERS           DELEGATED
------------------------------------------------------------------------------------------------------------------------------------
1.0         Managed    care    organization    has    documented                  X
            Utilization  Management  (UM)  program  description
            that  describes  both  delegated  and  non-delegated
            activities.
------------------------------------------------------------------------------------------------------------------------------------
2.0         Where  procedures  are  used  for  pre-authorization     X            X                   See above.
            and    concurrent    review,    qualified    medical
            professional supervise and review decisions.
------------------------------------------------------------------------------------------------------------------------------------
3.0         There  is  a  set  of  written  UM  review  decision                  X                   The Plan gives direction to
            protocols  that  are  based  on  reasonable  medical                                      the  groups  that  they  use
            evidence.                                                                                 MILLIMAN   &  ROBERTSON  as
                                                                                                      their Protocol.
------------------------------------------------------------------------------------------------------------------------------------
4.0         Efforts   are   made   to   obtain   all necessary       X            X                   Timelines  are  mandated  by
            information,     including     printed clinical                                           PCO with oversight.
            information   and   consultation   with treating
            physician as appropriate.
------------------------------------------------------------------------------------------------------------------------------------
5.0         Decisions are made in a timely manner depending on       X            X                   PCO     mandates   appeals
            the urgency of the situation.                                                             language.
------------------------------------------------------------------------------------------------------------------------------------
6.0         Reasons for denial include a document available to       X            X                   See 1.0.
            member.  Notification of a denial includes appeal
            process.
------------------------------------------------------------------------------------------------------------------------------------
7.0         Managed   Care   Organization   has   policies   and                  X                   The  technology  assessment
            procedures  in  place  to  evaluate  the  appropriate                                     process  and  Committee are
            use of new medical technology or new applications                                         not delegated and are held
            of  established  technologies  including  medical                                         at PacifiCare.   The groups
            procedures, drugs and devices.                                                            access PacifiCare's
                                                                                                      decisions     around    new
                                                                                                      technologies  for  coverage
                                                                                                      determinations.
------------------------------------------------------------------------------------------------------------------------------------
8.0         There  are  mechanisms  to  evaluate  effects  of  the                X                   Currently PCO is beginning
            program using  member  satisfaction  data,  provider                                      to   look   at  a   broader
            satisfaction and other appropriate means.                                                 spectrum  review of the  UM
                                                                                                      issues.     The  groups  do
                                                                                                      address   our   UM   issues
                                                                                                      within  their  own  systems
                                                                                                      through     data     and/or
                                                                                                      experiential information in
                                                                                                      terms  of  over utilization
                                                                                                      issues.  None of the groups
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UM          UM STANDARDS, NARRATIVE                                  DELEGATED    PCO    UNCERTAIN    COMMENTS
STANDARDS                                                            TO                  IF
                                                                     PROVIDERS           DELEGATED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      are    accessing     member
                                                                                                      satisfaction or provider
                                                                                                      satisfaction in their
                                                                                                      issues, neither is
                                                                                                      PacifiCare. That will be
                                                                                                      something that we need to
                                                                                                      look at.
------------------------------------------------------------------------------------------------------------------------------------
9.0         Managed  care  delegates any  UM  activities  to                      X                   Applies to all above.
            contractors  if  there  is oversight  of  contracted
            activity.
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT K
                          DELEGATION OF CLAIMS PAYMENT


(In Development)

                                    EXHIBIT L
                           MEDICAL GROUP SERVICE AREA

                             SERVICE AREA DEFINITION


SERVICE AREA

Service area is the geographic area within Linn and Benton Counties. Said radius commences with the address of Medical Group and extends for twenty
(20) miles over the shortest route using public streets and highways.

Medical Group's Service Area shall be established for Medical Group main office, its operated satellite offices, and subcontracted primary care provider locations.

                                      EXHIBIT M
                                  ACCESS GUIDELINES



PACIFICARE OF OREGON
ACCESS GUIDELINES(1)

          -------------------------------------------------------------------------------------
                                                                      TIMEFRAME FOR APPOINTMENT
          ACCESS INDICATOR
          -------------------------------------------------------------------------------------
          Emergency                                                   Immediate
          -------------------------------------------------------------------------------------
          Urgent                                                      Within 24 hours
          -------------------------------------------------------------------------------------
          Nonurgent (Symptomatic)                                     7 Calendar Days
          -------------------------------------------------------------------------------------
          Routine Health    Assessment                                30 Calendar Days
          (Asymptomatic)
          EXAMPLES  OF  ROUTINE  VISITS:
          PAP,  IMMUNIZATIONS,  WELL  BABY
          CHECK,  BLOOD  PRESSURE  CHECK,
          PO2 LEVELS, DIABETIC CHECK
          -------------------------------------------------------------------------------------
          History       and         Physical                          42 Calendar Days
          Examination
          New Member Appointments
          -------------------------------------------------------------------------------------
          Specialty Urgent Referral                                   Within 24 Hours
          -------------------------------------------------------------------------------------
          Specialty Nonurgent Referrals:

          -     Specialty asymptomatic                                30 Calendar Days
                routine   health   referral,
                e.g., ophthalmology

          -     Specialty asymptomatic                                21 Calendar Days
                nonroutine  health  referral
                (From   time   patient   is
                notified a referral will be
                requested,  until  seen  by
                referral specialist)

          -     Specialty nonurgent                                   14 Calendar Days
                symptomatic  referral  (From
                time referral is authorized
                by Patient Care Committee of
                Provider,  until  member  is
                seen by Referral Specialist)
          -------------------------------------------------------------------------------------

(1) Access to care may vary based on the severity of the members presenting symptoms. These access parameters are not intended to substitute for sound clinical judgment based on an individual's needs.

                           PACIFICARE OF OREGON/WASHINGTON

                           MEDICAL GROUP SERVICES AGREEMENT

                                    1996 AMENDMENT

                             ALL CHANGES EFFECTIVE 1/1/96

The   Medical Group Services Agreement ("Agreement") by and between PacifiCare,
Inc., and CORVALLIS CLINIC, entered into on January 1, 1996, is hereby amended in the following particulars:

Section 5.5 is amended, Section 12.18 is added to the Agreement, and Exhibit "F1" of the Agreement is amended as attached.

IN WITNESS WHEREOF, the parties agree to the foregoing amendments to the Agreement as dated below.

PACIFICARE OF OREGON                   CORVALLIS CLINIC




By:   /s/ John J. Wagner               By:     /s/ David L. Kobriger
      ------------------------------           ------------------------------
John J. Wagner
Contract Administrator                 Name:   David L. Kobriger
                                             --------------------------------
                                                 (please print)


                                       Title:  CEO
                                              -------------------------------

                                       Tax ID#:


Date:  8/2/96                          Date:  8-6-96
     -------------------------------         --------------------------------

    5.5 CHANGES IN ACCEPTED TREATMENT - In the event that one or more recognized changes in commonly accepted standards of treatment followed by the preponderance of the medical profession result in the aggregate in an increase in the cost of Covered Services, Medical Group and PacifiCare shall equally share such increase in cost during the term of this Agreement and any Continuing Care Period thereafter.

    A significant increase in the cost of Covered Services shall be considered to exist within the meaning of this Section if the cost of treatment in accordance with appropriate treatment protocols increases by more than one-half of one percent (.5%) of Medical Group's Capitation Payments in a calendar year.

    PacifiCare's Medical Director, in consultation with Medical Group and the Quality Improvement Committee, shall initially determine whether a recognized change in commonly accepted standards of treatment followed by the preponderance of the medical profession has occurred and shall
determine treatment  protocols  to  be  followed  by  Medical  Group.   Medical
Group  may request review of such determinations by PacifiCare pursuant to
Section 9.5 or arbitration pursuant to Section 9.7.

                                       ********

    12.18 ADDITIONAL PROVISIONS APPLICABLE TO MEDICAL SERVICES CONTRACT - To the extent this Agreement is deemed a Medical Services Contract as defined by Oregon law, the following provisions shall apply in addition to all other provisions of this Agreement:

         12.18.01 NOTICE AND HEARING RIGHTS. If this Agreement is terminated or not renewed based upon issues relating to the quality of patient care rendered by Medical Group, Medical Group shall be entitled to the notice and hearing rights afforded under PacifiCare's policies and procedures regarding termination of provider groups for reasons relating to quality of care.

         12.18.02    ANNUAL  ACCOUNTING.    Upon  Medical  Group's  request,
following the end of each calendar year during the term of this Agreement, PacifiCare shall furnish Medical Group with an annual accounting accurately summarizing the financial transactions between Medical Group and PacifiCare for such calendar year.

         12.18.03   WITHDRAWAL  FROM CARE OF PATIENT.   Medical  Group  may
withdraw from the care of a patient, when, in the professional judgment of Medical Group, it is in the best interest of the patient to do so.

         12.18.04   MEDICAL DIRECTOR.   A doctor of medicine or osteopathy
licensed under ORS Chapter 677 shall be retained by PacifiCare as the PacifiCare Medical Director and shall be responsible for all final medical and mental health decisions relating to coverage or payment made by PacifiCare pursuant to this Agreement.

                                      EXHIBIT F1
                            PRESCRIPTION SERVICES PROGRAM
                          PACIFICARE COMMERCIAL HEALTH PLAN

The purpose of the Pharmacy Control Program is to provide an incentive to the
Medical Group to foster efficient utilization of prescription services.   If
pharmacy costs for a calendar year are below the Medical Group's budget, the Medical Group has the opportunity to share in the savings.

PHARMACY CONTROL PROGRAM BUDGET
The Pharmacy Control Program budget shall equal nine dollars thirty cents ($9.30) per member assigned to the group per month.

ACTUAL COSTS
The Actual Costs will be the actual expenses paid by PacifiCare for pharmacy services of those members assigned to the Medical Group for the applicable month.

BUDGET SURPLUS
In the event that Actual Costs are less than the Pharmacy Control Program Budget, the amount will be referred to as a Budget Surplus. If Actual Costs are less than the Budget, PacifiCare shall pay the Medical Group seventy-five
percent (75%) of the savings.   Medical Group is not responsible for Actual
Costs in excess of earned budget.

UTILIZATION REPORTS
PacifiCare shall provide quarterly utilization reports to Medical Groups. Total pharmacy expenditures for the Pharmacy Control Program will be calculated and reported on an annual basis only.

PHARMACY CONTROL PROGRAM CALCULATIONS
The annual Pharmacy Control Program calculations shall be completed within one
hundred twenty (120) days of year end.   If Medical Group is entitled to a
payout, PacifiCare shall make payment within one hundred twenty days of year end.

                           PACIFICARE OF OREGON/WASHINGTON

                           MEDICAL GROUP SERVICES AGREEMENT

                                    1996 AMENDMENT

                             ALL CHANGES EFFECTIVE 1/1/96

The   Medical Group Services Agreement ("Agreement") by and between PacifiCare,
Inc., and CORVALLIS CLINIC, entered into on January 1, 1996, is hereby amended in the following particulars:

Exhibit E1 - Hospital Control Program - PacifiCare Commercial Health Plan - of the Agreement, is amended by adding the highlighted paragraph as follows:

4.  CALCULATION OF SAVINGS AND LOSSES

If actual costs are less than the earned budget, then Medical Group will be paid according to the attached schedule.

Interim settlements on the Hospital Control Program shall be made on a quarterly basis commencing with the second quarter. Payment shall equal 75% of the amount due to Medical Group. Payment is due within 60 days after the end of the reporting period.

Medical Group shall submit all requests to reconcile the quarterly risk settlement no later than sixty (60) days after receipt of each quarterly risk settlement report. PacifiCare shall respond to reconciliation requests within sixty (60) days of receipt of request. No later than August 31 after the end of the prior year can the Medical Group submit request for claims readjudication under risk settlement for the prior year.

Final payment will be made within one hundred and fifty (150) days of the end of the contract period.

IN WITNESS WHEREOF, the parties agree to the foregoing amendments to the Agreement as dated below.

PACIFICARE OF OREGON                   CORVALLIS CLINIC


By:      /s/ John J. Wagner             By:       /s/ David L. Kobriger
      -----------------------------           -----------------------------
John J. Wagner
Contract Administrator                 Name:  David L. Kobriger
                                             ------------------------------
                                                 (please print)


                                       Title: Chief Executive Officer
                                              -----------------------------

                                       Tax ID#:93-0785777

Date: 9/5/96                           Date: September 16, 1996
     ------------------------------          ------------------------------